Exhibit 10.3

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GLOBAL LICENSE AGREEMENT

by and among

PROTHENA BIOSCIENCES LIMITED

and

CELGENE SWITZERLAND LLC

Dated as of May 24, 2024

DB1/ 145706242.22

LIST OF SCHEDULES
SCHEDULE 1.32        ENABLED ANTIBODY CRITERIA
SCHEDULE 1.38        EXISTING IND
SCHEDULE 1.39        EXISTING PROGRAM AGREEMENTS
SCHEDULE 1.50        IN-LICENSE AGREEMENTS AND OTHER THIRD PARTY
                AGREEMENTS
SCHEDULE 1.55        LICENSED PROGRAM ANTIBODIES
SCHEDULE 1.57(b)        LICENSED PROGRAM PATENTS
SCHEDULE 1.59        LICENSED TARGET
SCHEDULE 1.74        PROTHENA LICENSED COLLABORATION PATENTS
SCHEDULE 1.76        PROTHENA PLATFORM TECHNOLOGY
SCHEDULE 2.1.2(a)        CELGENE RESEARCH PLAN
SCHEDULE 2.1.2(c)        PROTHENA MATERIALS
SCHEDULE 2.2.1(a)(ii)    PRX019 PHASE 1 FRAMEWORK
SCHEDULE 5.2.4        EXAMPLE CALCULATION
SCHEDULE 8.2        EXCEPTIONS TO PROTHENA REPRESENTATIONS AND
                WARRANTIES
SCHEDULE 8.4        EXCEPTIONS TO CELGENE REPRESENTATIONS AND
                WARRANTIES

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GLOBAL LICENSE AGREEMENT
This GLOBAL LICENSE AGREEMENT (this “Agreement”) is entered into and made effective as of May 24, 2024 (the “Effective Date”) by and between Prothena Biosciences Limited, an Irish limited company (“Prothena”) and Celgene Switzerland LLC, a Delaware limited liability company (“Celgene”). Celgene and Prothena are each referred to herein by name or as a “Party” or, collectively, as the “Parties”.
RECITALS
WHEREAS, Prothena and Celgene entered into that certain Master Collaboration Agreement, dated as of March 20, 2018 (the “Master Collaboration Agreement”), pursuant to which, among other things, Prothena has conducted research and development programs with respect to certain targets (each, a “Program”) and Celgene has an exclusive option to obtain an exclusive license to research, develop, manufacture and commercialize Antibodies that Target such targets;
WHEREAS, pursuant to the terms of the Master Collaboration Agreement, upon exercise by Celgene of its IND Option (as defined in the Master Collaboration Agreement) with respect to a given Program, the Parties are obligated to enter into a U.S. License Agreement with respect to such Program;
WHEREAS, Prothena and Celgene entered into that certain letter agreement, dated as of January 16, 2024, that certain letter agreement, dated as of February 2, 2024, and that certain letter agreement, dated as of May 1, 2024 (the “Letter Agreements”), pursuant to which, among other things, the Parties amended the Master Collaboration Agreement regarding the IND Option Term (as defined in the Master Collaboration Agreement) for the Licensed Program;
WHEREAS, Celgene has exercised its IND Option with respect to the Licensed Program, and, in lieu of a U.S. License Agreement, the Parties are entering into this Agreement pursuant to which, among other things, Prothena grants to Celgene exclusive rights and licenses with respect to the research, development, manufacture and commercialization of Licensed Antibodies and Licensed Products in the Territory and the Parties hereby agree to amend the Master Collaboration Agreement as it relates to the Licensed Program, on the terms and subject to the conditions set forth herein; and
WHEREAS, the Parties intend for this Agreement to operate as a Global License Agreement with respect to the Licensed Program pursuant to the Master Collaboration Agreement, on the terms and subject to the conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

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ARTICLE 1
DEFINITIONS
Unless specifically set forth to the contrary herein, the following terms shall have the respective meanings set forth below. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in the Master Collaboration Agreement.
1.1    “Accounting Standards” means U.S. generally accepted accounting principles (“GAAP”).
1.2    “Affiliate” means any Person which, directly or indirectly through one or more intermediaries, controls, is controlled by or is under common control with another Person. For purposes of this definition, the term “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”) as used with respect to a Person means (a) direct or indirect ownership of fifty percent (50%) or more of the voting securities or other voting interest of any Person (including attribution from related parties), or (b) the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract, as a general partner, as a manager, or otherwise.
1.3    “Annual Net Sales” means, on a Licensed Product-by-Licensed Product basis, total Net Sales by Celgene, its Affiliates and Sublicensees in the Territory of such Licensed Product in a particular Calendar Year, calculated in accordance with Accounting Standards consistently applied.
1.4    “Antibody” means any (a) antibody (including [***]), and (b) [***], [***] whether human, humanized, chimeric, murine, synthetic or from any other source.
1.5    “Applicable Law” or “Applicable Laws” means all applicable laws, statutes, rules, regulations, orders, judgments or ordinances having the effect of law of any national, multinational, federal, state, provincial, county, city or other political subdivision, including, to the extent applicable, GCP, GLP and GMP, as well as all applicable data protection and privacy laws, rules and regulations, including, to the extent applicable, the United States Department of Health and Human Services privacy rules under the Health Insurance Portability and Accountability Act (“HIPAA”) and the Health Information Technology for Economic and Clinical Health Act and the General Data Protection Regulation (2016/679).
1.6    “Backup Antibody” means any Antibody [***] of PRX019, that (a) Targets the Licensed Target and (b) is made by or on behalf (by other than Prothena) of Celgene or its Affiliates or Sublicensees during Term in the course of activities under this Agreement. For the avoidance of doubt, Backup Antibodies (i) include Enabled Antibodies and (ii) are included within the definition of Licensed Antibody.
1.7    “[***]” has the meaning set forth in the Side Letter Agreement.

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1.8    “Biomarker” means a parameter or characteristic in a patient or Patient Sample, the measurement of which is useful (a) for purposes of selecting appropriate therapies or patient populations or monitoring disease susceptibility, severity or state, or monitoring therapies for such patient and/or (b) for predicting the outcome of a particular treatment of such patient.
1.9    “Biosimilar Application” means an application or submission filed with a Regulatory Authority for marketing authorization of a Biosimilar Product.
1.10    “Biosimilar Product” means, with respect to a given Licensed Product, a biological product (a) that contains (i) an identical active ingredient(s) as the Licensed Antibody in such Licensed Product, or (ii) a “highly similar” active ingredient(s) to the Licensed Antibody in such Licensed Product, as the phrase “highly similar” is used in 42 U.S.C. § 262(i)(2), and subject to the factors set forth in FDA’s Guidance for Industry, “Quality Considerations in Demonstrating Biosimilarity to a Reference Protein Product,” (February 2012), at Section VI, or any successor FDA guidance thereto, (b) for which Regulatory Approval is obtained by referencing Regulatory Materials of such Licensed Product, (c) is approved for use in such country (or region) pursuant to a Regulatory Approval process governing approval of interchangeable or biosimilar biologics as described in 42 U.S.C. §§ 262, or a similar process for Regulatory Approval in any country (or region) outside the United States, or any other similar provision that comes into force, or is the subject of a notice with respect to such Licensed Product under 42 U.S.C. § 262(l)(2) or any other similar provision that comes into force in such country (or region), and (d) is sold in the same country as such Licensed Product by any Third Party that is not a Sublicensee of Celgene or its Affiliates with respect to the Prothena IP and did not purchase such product in a chain of distribution that included any of Celgene or any of its Affiliates or its Sublicensees.
1.11    “BPCIA” means Biologics Price Competition and Innovation Act of 2009, as amended.
1.12    “Business Day” means a day on which banking institutions in New York City, New York, are open for business, excluding any Saturday or Sunday.
1.13    “Calendar Quarter” means the period beginning on the Effective Date and ending on the last day of the calendar quarter in which the Effective Date falls, and thereafter each successive period of three (3) consecutive calendar months ending on the last day of March, June, September, or December, respectively; provided that the final Calendar Quarter shall end on the last day of the Term.
1.14    “Calendar Year” means the period beginning on the Effective Date and ending on December 31 of the calendar year in which the Effective Date falls, and thereafter each successive period of twelve (12) consecutive calendar months beginning on January 1 and ending on December 31; provided that the final Calendar Year shall end on the last day of the Term.
1.15    “Celgene Antibody IP” means, collectively:

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(a)    “Celgene Antibody Know-How” which means any and all Know-How that (i) (x) is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf (by other than Prothena) of Celgene or any of its Affiliates, solely or jointly with a Third Party, pursuant to the conduct of activities performed under this Agreement and (y) relates to any Backup Antibody, or (ii) (x) is owned or otherwise controlled (through license or otherwise, but excluding through grant of a license from Prothena to Celgene pursuant to this Agreement) by Celgene or any of its Affiliates and (y) is or was otherwise introduced into or used in the performance under this Agreement by or on behalf (by other than Prothena) of Celgene or any of its Affiliates in the research, development, making, having made, import, use, offering to sell, selling or other exploitation of any Backup Antibody; and
(b)    “Celgene Antibody Patents” which means any Patents in the Territory Controlled by Celgene or its Affiliates that claim or cover any Celgene Antibody Know-How.
1.16    “Celgene Data Package” means the Initial Celgene Data Package or an Additional Celgene Data Package, as applicable.
1.17    “Celgene Decision Term” means the period commencing upon the Effective Date and ending on [***], as such period may be extended as set forth in Section 2.2.1(b).
1.18    “Celgene IP” means Patents and Know-How owned or otherwise controlled (through license or otherwise, but excluding through grant of a license from Prothena to Celgene pursuant to this Agreement) by Celgene or any of its Affiliates (including any Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf (by other than Prothena) of Celgene or any of its Affiliates, solely or jointly with a Third Party, pursuant to the conduct of activities under this Agreement), excluding any Celgene Antibody IP. For the avoidance of doubt, Celgene IP excludes (a) Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena, solely or jointly with a Third Party; (b) Joint Program IP (as defined under the Master Collaboration Agreement); (c) [***], and (d) Joint IP.
1.19    “Change of Control” in respect of a Person (an “Acquired Person”) shall be deemed to have occurred upon any of the following occurring after the Effective Date: (a) any Person or group of Persons that is not an Affiliate of such Acquired Person becomes the beneficial owner (directly or indirectly) of more than fifty percent (50%) of the voting shares of such Acquired Person; (b) such Acquired Person consolidates with or merges into or with another Person that is not an Affiliate of such Acquired Person pursuant to a transaction in which more than fifty percent (50%) of the voting shares of the acquiring or resulting entity outstanding immediately after such consolidation or merger is not held by the holders of the outstanding voting shares of such Acquired Person immediately preceding such consolidation or merger; and/or (c) that Acquired Person sells or transfers to another Person that is not an Affiliate of such Acquired Person all or substantially all of its assets.

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1.20    “Clinical Trial” means a human clinical trial, including any Phase 1 Clinical Trial, Phase 2 Clinical Trial or Registration Enabling Clinical Trial, any study incorporating more than one of these phases, or any human clinical trial commenced after Regulatory Approval.
1.21    “Commercialization” means any and all activities directed to the commercialization of a product (which may include related diagnostic products, if applicable), including commercial manufacturing (including Manufacturing) and commercial supply of a product, marketing, detailing, promotion, market research, distributing, order processing, handling returns and recalls, booking sales, customer service, administering and commercially selling such product, importing, exporting and transporting such product for commercial sale, and seeking of pricing and reimbursement of a product (if applicable), whether before or after Regulatory Approval has been obtained (including making, having made, using, importing, selling and offering for sale such product (or related diagnostic product, if applicable)), as well all regulatory compliance with respect to the foregoing. For clarity, “Commercialization” does not include any Clinical Trial commenced after Regulatory Approval. When used as a verb, “Commercialize” means to engage in Commercialization.
1.22    “Commercially Reasonable Efforts” means, with respect to Celgene in relation to an obligation under this Agreement with respect to a Licensed Antibody or Licensed Product, such efforts that are consistent with the efforts and resources normally used by Celgene in the exercise of its commercially reasonable business practices relating to performance of an obligation for a similar pharmaceutical compound or product (including the research, development, manufacture and commercialization of a pharmaceutical compound or product), as applicable, at a similar stage in its research, development or commercial life as the relevant Licensed Antibody or Licensed Product, and that has commercial and market potential similar to the relevant Licensed Antibody or Licensed Product, taking into account issues of intellectual property coverage, safety and efficacy, stage of development, product profile, competitiveness of the marketplace, proprietary position, regulatory exclusivity, anticipated or approved labeling, present and future market and commercial potential, the likelihood of receipt of Regulatory Approval, profitability (including pricing and reimbursement status achieved or likely to be achieved), amounts payable to licensors of patents or other intellectual property rights, [***], and legal issues.
1.23    “Confidential Information” means, with respect to a Party, all confidential and proprietary information and materials, including Know-How, marketing plans, strategies, and customer lists, in each case, that are disclosed by or on behalf of such Party to the other Party pursuant to this Agreement, regardless of whether any of the foregoing are marked “confidential” or “proprietary” or communicated to the other Party by or on behalf of the disclosing Party in oral, written, visual, graphic or electronic form.
1.24    “Control”, “Controls” or “Controlled” means, with respect to any intellectual property (including Know-How) or Confidential Information, the ability of a Party or its Affiliates, as applicable, (whether through ownership or license (other than a license granted in this Agreement)) to grant to the other Party the licenses or sublicenses as provided herein, or to

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otherwise disclose such intellectual property or Confidential Information to the other Party, without violating the terms of any then-existing agreement with any Third Party at the time such Party or its Affiliates, as applicable, would be required hereunder to grant the other Party such license or sublicenses as provided herein or to otherwise disclose such intellectual property or Confidential Information to the other Party.
1.25    “Cover”, “Covering” or “Covered” means, with reference to a Patent claim, that such Patent has a Valid Claim that claims [***], and that the [***] of a Licensed Antibody (or product incorporating such Licensed Antibody) would infringe such Valid Claim in the country in which such activity occurs without a license thereto (or ownership thereof); provided, that with respect to method of use, such method of use is for an Indication for which Regulatory Approval has been received (as set forth on the approved labeling for the applicable Licensed Product incorporating such Licensed Antibody) for such Licensed Antibody in such country.
1.26    “Data Lock” means, with respect to the PRX019 Phase 1 Clinical Trial being conducted by or on behalf of Prothena (or by or on behalf of Celgene if Celgene exercises the Celgene Phase 1 Portion Participation Right), the locking by or on behalf of Prothena (or by or on behalf of Celgene if Celgene exercises the Celgene Phase 1 Portion Participation Right) of the database that contains the data for the PRX019 Phase 1 Clinical Trial following completion of the collection of the clinical data arising from the PRX019 Phase 1 Clinical Trial in order to prevent or control any further changes to such data after review, query resolution and reasonable determination by Prothena (or Celgene, if applicable) [***] that such database is ready for analysis.
1.27    “Derivative” means, with respect to a Licensed Target, [***] thereof.
1.28    “Development” means (a) research activities (including drug discovery, identification and/or synthesis) with respect to a product (which may include related diagnostic products, if applicable), and/or (b) preclinical and clinical drug development activities, and other development activities, with respect to a product (which may include related diagnostic products, if applicable), including test method development and stability testing, toxicology, formulation, process development, qualification and validation, manufacture scale-up, development-stage manufacturing (including Manufacturing), quality assurance/quality control, Clinical Trials (including Clinical Trials and other studies commenced after Regulatory Approval), statistical analysis and report writing, the preparation and submission of INDs and MAAs, regulatory affairs with respect to the foregoing and all other activities necessary or useful or otherwise requested or required by a Regulatory Authority or as a condition or in support of obtaining or maintaining a Regulatory Approval. When used as a verb, “Develop” means to engage in Development.
1.29    “Diagnostic Product” means, on a Licensed Product-by-Licensed Product basis, any diagnostic product (which may include a Licensed Antibody or Licensed Product being used as a diagnostic product) which is necessary or reasonably useful (a) for [***] in a patient or Patient Sample, and/or (b) to [***] in a patient or Patient Sample, and/or (c) to [***] to achieve improved safety or effectiveness, and/or (d) [***], in each case of (a), (b) (c), and (d), which is

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intended for use or is Developed or approved for use in connection with a therapeutic Licensed Antibody or Licensed Product (which may include[***]). Without limiting the foregoing, Diagnostic Products shall include “Companion Diagnostics” for a pharmaceutical product as defined in FDA’s “Guidance for Industry and Food and Drug Administration Staff – In Vitro Companion Diagnostic Devices” as well as complementary diagnostics.
1.30    “Dollars” or “$” means the legal tender of the United States.
1.31    “Enabled Antibody” means any Backup Antibody that satisfies the Enabled Antibody Criteria; provided, however, that any Backup Antibody [***] of PRX019 [***] addition of [***] (and not, for clarity, any other modification of PRX019 whether alone or in combination with the foregoing modification of PRX019) is not an Enabled Antibody (even if such Backup Antibody otherwise satisfies the Enabled Antibody Criteria). For the avoidance of doubt, Enabled Antibodies are included within the definition of Backup Antibody and Licensed Antibody.
1.32    “Enabled Antibody Criteria” means the criteria set forth on Schedule 1.32 in order to determine if a given Backup Antibody could be an Enabled Antibody.
1.33    “Enabled Antibody Product” means any product that constitutes, incorporates, comprises or contains an Enabled Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Enabled Antibody Product that constitutes, incorporates, comprises or contains the same Enabled Antibody shall be considered the same Enabled Antibody Product for purposes of this Agreement. For the avoidance of doubt, Enabled Antibody Products are included within the definition of Licensed Products.
1.34    “End of Celgene Research Date” means (a) the date of Prothena’s receipt of the Initial Celgene Data Package pursuant to Section 2.1.2(a) or (b) such other date as determined by Celgene, [***], upon written notice to Prothena.
1.35    “End of Phase 1 Date” means the earlier of (a) (i) the date on which Prothena delivers to Celgene the first complete Phase 1 Data Package in accordance with Section 2.2.1(b), (ii) the date[***], or (iii) the date [***], or (b) such other date as approved by the JDC (this clause (b), an “Alternative End of Phase 1 Date”).
1.36    “EU” means all countries that are officially recognized as member states of the European Union at any particular time.
1.37    “Executive Officers” means in the case of Prothena, Prothena’s Chief Executive Officer (or its designee) and in the case of Celgene, Bristol-Myer Squibb Company’s Executive Vice President, Chief Medical Officer and Head of Development (or such Executive Vice President’s designee).

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1.38    “Existing IND” means the IND for the conduct of the PRX019 Phase 1 Clinical Trial as more particularly identified on Schedule 1.38.
1.39    “Existing Program Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party solely related to the Development or Manufacture of any Licensed Antibodies or Licensed Products, in effect as of the Effective Date, as set forth on Schedule 1.39.
1.40    “Field” means any and all uses or purposes, including the treatment, prophylaxis, palliation, diagnosis or prevention of any human or animal disease, disorder or condition.
1.41    “First Commercial Sale” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the first sale of such Licensed Product in such country for use or consumption by the general public (following receipt of all Regulatory Approvals that are required in order to sell such Licensed Product in such country) and for which any of Celgene or its Affiliates or Sublicensees has invoiced sales of Licensed Products in such country; provided, however, that the following shall not constitute a First Commercial Sale: (a) any sale to an Affiliate or Sublicensee, unless the Affiliate or Sublicensee is the last Person in the distribution chain of the Licensed Product; or (b) any use of such Licensed Product in Clinical Trials or non-clinical development activities with respect to such Licensed Product by or on behalf of a Party, or disposal or transfer of such Licensed Product for a bona fide charitable purpose, compassionate use or samples.
1.42    “Global License Agreement” means each Global License Agreement entered into between the Parties (or their respective Affiliates, as applicable) pursuant to the Master Collaboration Agreement. When used in this Agreement, references to Global License Agreements are references to Global License Agreements other than this Agreement.
1.43    “Good Clinical Practices” or “GCP” means the applicable then-current ethical and scientific quality standards for designing, conducting, recording, and reporting trials that involve the participation of human subjects as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, Good Clinical Practices established through FDA guidances, and, outside the United States, Guidelines for Good Clinical Practice – ICH Harmonized Tripartite Guideline (ICH E6).
1.44    “Good Laboratory Practices” or “GLP” means the applicable then-current good laboratory practice standards as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including in the United States, those promulgated or endorsed by the FDA in U.S. 21 C.F.R. Part 58, or the equivalent thereof as promulgated or endorsed by the applicable Regulatory Authorities outside of the United States.
1.45    “Good Manufacturing Practices” or “GMP” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates, bulk products and/or finished pharmaceutical products, as are required by applicable Regulatory Authorities or Applicable Law in the relevant jurisdiction, including, as applicable, (a) all applicable requirements detailed in the FDA’s current Good Manufacturing Practices regulations, U.S. 21

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C.F.R. Parts 210 and 211, (b) all applicable requirements detailed in the EMA’s “The Rules Governing Medicinal Products in the European Community, Volume IV, Good Manufacturing Practice for Medicinal Products”, and (c) all Applicable Laws promulgated by any Governmental Authority having jurisdiction over the manufacture of the applicable compound or pharmaceutical product, as applicable.
1.46    “Governmental Authority” means any (a) federal, state, local, municipal, foreign or other government, (b) governmental or quasi-governmental authority of any nature (including any governmental division, subdivision, department, agency, bureau, branch, office, commission, council, board, instrumentality, officer, official, representative, organization, unit, body or entity and any court or other tribunal), (c) multinational governmental organization or body or (d) entity or body exercising, or entitled to exercise, any executive, legislative, judicial, administrative, regulatory, police, military or taxing authority or power of any nature.
1.47    “IND” means an investigational new drug application (including any amendment or supplement thereto) submitted to the FDA pursuant to U.S. 21 C.F.R. Part 312, including any amendments thereto. References herein to IND shall include, to the extent applicable, any comparable filing(s) outside the U.S. for the investigation of any product in any other country or group of countries (such as a Clinical Trial Application in the EU).
1.48    “Indication” means an entirely separate and distinct disease or medical condition in humans [***]. For clarity, [***].
1.49    “Initiation” means, with respect to a given Clinical Trial, the administration of the first dose of Licensed Product to the [***] properly enrolled subject in such Clinical Trial in accordance with the protocol for such Clinical Trial. “Initiate” and “Initiated” shall have correlative meanings.
1.50    “In-License Agreements” means any agreement between Prothena (or its Affiliates, as applicable) and any Third Party pursuant to which such Third Party licenses to Prothena (or its Affiliates, as applicable) any Patents or Know-How included in the Prothena IP, including those set forth on Schedule 1.50.
1.51    “Know-How” means all proprietary (a) information, techniques, technology, practices, trade secrets, inventions, methods (including methods of use or administration or dosing), knowledge, data, results and software and algorithms, including pharmacological, toxicological and clinical test data and results, compositions of matter, chemical structures and formulations, sequences, processes, formulae, techniques, research data, reports, standard operating procedures, batch records, manufacturing data, analytical and quality control data, analytical methods (including applicable reference standards), assays and research tools, in each case, whether patentable or not; and (b) tangible manifestations thereof, including any and all of the foregoing relating to Licensed Program Biological and Chemical Materials.
1.52    “Licensed Antibody” means (a) any Licensed Program Antibody, (b) any other Antibody, other than any Backup Antibody, that is a variant, fragment, derivative or other modification of a Licensed Program Antibody, that (i) Targets the Licensed Target, (ii) is made

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by or on behalf (by other than Prothena) of Celgene or its Affiliates or Sublicensees during the Term in the course of its activities performed under this Agreement and (iii) is claimed (or was claimed in an issued Patent that has subsequently expired) as a composition of matter in a Licensed Program Patent set forth on Schedule 1.57(b), a Prothena Licensed Collaboration Patent set forth on Schedule 1.74, or Joint Program Patent (as defined in the Master Collaboration Agreement) as applicable, or any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such Licensed Program Patents, Prothena Licensed Collaboration Patents or Joint Program Patents (as defined in the Master Collaboration Agreement), and (c) any Backup Antibody (including any Enabled Antibody).
1.53    “Licensed Product” means any product that constitutes, incorporates, comprises or contains a Licensed Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Licensed Product that constitute, incorporate, comprise or contain the same Licensed Antibody shall be considered the same Licensed Product for purposes of this Agreement. Licensed Products shall include, in all cases, any Licensed Program Product and Enabled Antibody Product.
1.54    “Licensed Program” means the Development program undertaken by or on behalf of Prothena pursuant to the Master Collaboration Agreement with respect to the Licensed Target.
1.55    “Licensed Program Antibody” means, with respect to the Licensed Program, (a) the Collaboration Candidates (as defined in the Master Collaboration Agreement) that Target the Licensed Target and that were Developed under such Licensed Program pursuant to the Master Collaboration Agreement, including those as set forth on Schedule 1.55 and (b) all Related Antibodies with respect to any Antibody described in the foregoing clause (a), excluding any Backup Antibody, provided that such Related Antibodies are claimed (or were claimed in an issued Patent that has subsequently expired) as a composition of matter in a Licensed Program Patent set forth on Schedule 1.57(b), a Prothena Licensed Collaboration Patent set forth on Schedule 1.74, or a Joint Program Patent (as defined in the Master Collaboration Agreement) as applicable, or any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such Licensed Program Patents, Prothena Licensed Collaboration Patents, or Joint Program Patents (as defined in the Master Collaboration Agreement). For the avoidance of doubt, Licensed Program Antibodies are included within the definition of Licensed Antibody.
1.56    “Licensed Program Biological and Chemical Materials” means, with respect to the Licensed Program, any and all compositions of matter, cells, cell lines, assays, animal models, imaging agents, Patient Samples, Biomarkers and any other physical, biological or chemical material, that are Controlled by Prothena or its Affiliates and[***], the Licensed Target or Licensed Program Antibodies (or the Development, Manufacture or Commercialization

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thereof), including physical embodiments of the Licensed Program Antibodies and any diagnostics related to such Licensed Program Antibodies, in each case, (i) created, conceived, discovered, first generated, invented, first made or first reduced to practice by or on behalf of Prothena or its Affiliates, whether solely or jointly with any Third Party, in such Licensed Program under the Master Collaboration Agreement or (ii) otherwise utilized by or on behalf of Prothena or its Affiliates in the Licensed Program under the Master Collaboration Agreement. To the extent the Licensed Program Biological and Chemical Materials were created, conceived, discovered, first generated, invented, first made or first reduced to practice under the Licensed Program under the Master Collaboration Agreement, such Licensed Program Biological and Chemical Materials shall be “Licensed Program Know-How” hereunder, and to the extent the Licensed Program Biological and Chemical Materials were not created, conceived, discovered, first generated, invented, first made or first reduced to practice under the Licensed Program under the Master Collaboration Agreement, but were otherwise utilized in the development of the Licensed Program under the Master Collaboration Agreement, such Licensed Program Biological and Chemical Materials shall be “Prothena Licensed Collaboration Know-How” hereunder.
1.57    “Licensed Program IP” means, collectively:
(a)    “Licensed Program Know-How” which means any and all Know-How that was created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case (i) by or on behalf of [***], (ii) by or on behalf of [***], or (iii) by or on behalf of[***]. For the avoidance of doubt, Licensed Program Know-How (i) includes “Program Know-How” (as defined in the Master Collaboration Agreement) related to the Licensed Program, and Know-How created, conceived, discovered, first generated, invented, first made or first reduced to practice, [***], but (ii) expressly excludes any Know-How[***] and any Joint Program Know-How (as defined in the Master Collaboration Agreement; and
(b)    “Licensed Program Patents” which means any Patents in the Territory Controlled by Prothena or its Affiliates that claim or cover any Licensed Program Know-How, including the Patents set forth on Schedule 1.57(b). For the avoidance of doubt, Licensed Program Patents, include “Program Patents” (as defined in the Master Collaboration Agreement) related to the Licensed Program, but expressly exclude Joint Program Patents (as defined in the Master Collaboration Agreement) and Celgene Antibody Patents.
1.58    “Licensed Program Product” means, with respect to the Licensed Program, any product that constitutes, incorporates, comprises or contains a Licensed Program Antibody, whether or not as the sole active ingredient, and in all forms, presentations, and formulations (including manner of delivery and dosage). For clarity, different forms, formulations, presentations or dosage strengths of a given Licensed Program Product that constitutes, incorporates, comprises or contains the same Licensed Program Antibody shall be considered the same Licensed Program Product for purposes of this Agreement. For the avoidance of doubt, Licensed Program Products are included within the definition of Licensed Products.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.59    “Licensed Target” means the target set forth on Schedule 1.59, including Derivatives thereof.
1.60    [***].
1.61    “Manufacture” means all activities related to the manufacturing of a product or diagnostic product or, in either case, any component or ingredient thereof, including test method development and stability testing, formulation, process development, manufacturing scale-up whether before or after Regulatory Approval, manufacturing any product or diagnostic product in bulk or finished form for Development or Commercialization (as applicable), including filling and finishing, packaging, labeling, shipping and holding, in-process and finished product testing, release of a product or diagnostic product or, in either case, any component or ingredient thereof, quality assurance and quality control activities related to manufacturing and release of a product or diagnostic product, and regulatory activities related to any of the foregoing.
1.62    “Marketing Authorization Application” or “MAA” means a Marketing Authorization Application, Biologics License Application or similar application, as applicable, and all amendments and supplements thereto, submitted to the FDA, or any equivalent filing in a country or regulatory jurisdiction other than the U.S. with the applicable Regulatory Authority, to obtain marketing approval for a pharmaceutical or diagnostic product, in a country or in a group of countries.
1.63    “Net Sales” means, in respect of a given Licensed Product, the total [***] amounts [***] for all sales of such Licensed Product in the Territory for use in the Field by Celgene, its Affiliates or Sublicensees to Third Party customers (including[***]), less the following deductions [***] so as to arrive at “net sales” under Accounting Standards as reported by Celgene, its Affiliates or Sublicensees, as applicable, in such Person’s financial statements: [***]
There shall be no double counting in determining the foregoing deductions from gross amounts invoiced to calculate Net Sales. The calculations set forth in this definition of “Net Sales” shall be determined in accordance with Accounting Standards.
Sales or other transfers between Celgene and its Affiliates or Sublicensees, as well as any transfers or dispositions of any Licensed Products for [***], in each case, shall be excluded from the computation of Net Sales.
The calculations set forth in this section shall be determined in accordance with Accounting Standards. If any Licensed Product is, or is sold as part of, a Combination Product, Net Sales shall be calculated assuming that the gross sale price of each unit is equal to the product of (i) Net Sales of the Combination Product calculated as above (i.e., calculated as for a non-Combination Product), and (ii) the fraction[***], where: [***]
[***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

For purposes of this definition, “Combination Product” means any pharmaceutical product that (a) contains two or more active ingredients, including both (1) a Licensed Antibody and (2) one or more other compounds (which may be Antibodies) but that are not a Licensed Antibody, either as a[***], and sold for a single price, and (b) is Developed or Commercialized, alone or together with a Third Party, by Celgene or any of its Affiliates or Sublicensees. Any vehicles, adjuvants and excipients used in conjunction with any Licensed Antibody shall not be treated as active ingredients for the purposes of this definition.
1.64    “Patents” means (a) all patents and patent applications in any country or supranational jurisdiction worldwide, (b) any substitutions, divisionals, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates and the like of any such patents or patent applications, and (c) foreign counterparts of any of the foregoing.
1.65    “Patient Sample” means tissue, fluid, or cells collected from a patient, or components of the foregoing.
1.66    “Person” means any individual, partnership, joint venture, limited liability company, corporation, firm, trust, association, unincorporated organization, governmental authority or agency, or any other entity not specifically listed herein.
1.67    “Phase 1 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(a) (as amended), or a similar clinical study prescribed by the Regulatory Authorities in a foreign country, and is intended to (a) determine the safety, pharmacokinetics and pharmacodynamic parameters in healthy individuals or patients, and (b) following the foregoing clause (a), further evaluate safety and pharmacokinetics (including exploration of trends of a biomarker-based or clinical endpoint-based efficacy relationship to dose which need not be designed to be statistically significant) of the product, whether or not in combination with concomitant treatment and which provides sufficient evidence of safety to be included in filings for a Phase 2 Clinical Trial or a Registration Enabling Clinical Trial with Regulatory Authorities.
1.68    “Phase 1 Data Package” means the following: (a) a reasonably detailed analysis of the data and applicable endpoints of the PRX019 Phase 1 Clinical Trial after Data Lock (“Phase 1 Data”), including the investigational medicinal product dossier and the investigator’s brochure; (b) protein, amino acid and nucleotide sequence information for the Licensed Antibody(ies) thereunder, including the imaging agents and surrogate Antibody(ies) for preclinical use, if any, used in connection therewith; (c) all indication information generated with respect to such Licensed Antibody(ies), including subject demographics, target Indication, treatment history (including duration of most recent response or period of stable disease); (d) all safety and tolerability information generated with respect to such Licensed Antibody(ies), including nature, incidence and severity of adverse events (both drug related and overall) in relation to dose, any abnormalities in laboratory values, ECG parameters, vital signs, or physical/neurological examination, and the non-tolerated dose and dose limiting toxicities that defined the maximum tolerated dose; (e) all pharmacokinetics information generated with respect to such

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Licensed Antibody(ies), including parameters (e.g., Cmax, Tmax, AUC, all with coefficients of variation) in relation to dose as well as pre-dose samples and characterization for each readout for each trial participant; (f) all pharmacodynamics information generated with respect to such Licensed Antibody(ies), including clear evidence for dose responsive target engagement or pharmacodynamics that indicates that such Licensed Antibody(ies) is pharmacologically active and helps establish proof of mechanism and an appropriate dose range with sufficient safety margins for a Phase 1b/Phase 2 Clinical Trial expansion, as well as desired pharmacodynamics marker responses that should be supported by pre-clinical/non-clinical data; (g) all preliminary safety and efficacy information generated with respect to such Licensed Antibody(ies), including standard response criteria; (h) all dosing and exposure information generated with respect to such Licensed Antibody(ies), including days of dosing, cumulative dose intensity and dose modifications; (i) all patient selection information generated with respect to such Licensed Antibody(ies), including preclinical (preferably in vivo) validation of the target patient population hypothesis with defined threshold for enrollment, including a clinically viable way to identify such patients; (j) all correspondence to and from any Regulatory Authority regarding such Licensed Antibody(ies) (including any amendments made to any documents filed with any Regulatory Authority); (k) all exploratory outcome data described in the Phase 1 protocol; and (l) such other information regarding such Licensed Antibody(ies) or the applicable Licensed Target as Celgene may reasonably request that then exists and is in Prothena’s (or its Affiliate’s) Control.
1.69    “Phase 2 Clinical Trial” means a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(b), as amended, and is intended to explore a variety of doses, dose response, and duration of effect, and to generate evidence of clinical safety and effectiveness for a particular Indication or Indications in a target patient population, or a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.
1.70    “Prosecution and Maintenance” or “Prosecute and Maintain” means, with regard to a Patent, the preparation, filing, prosecution and maintenance of such Patent, as well as re-examinations, reissues, appeals, and requests for patent term adjustments and patent term extensions with respect to such Patent, together with the initiation or defense of interferences, oppositions, inter partes review, derivations, re-examinations, post-grant proceedings and other similar proceedings (or other defense proceedings with respect to such Patent, but excluding the defense of challenges to such Patent as a counterclaim in an infringement proceeding) with respect to the particular Patent, and any appeals therefrom. For clarification, “Prosecution and Maintenance” or “Prosecute and Maintain” shall not include any other enforcement actions taken with respect to a Patent.
1.71    “Prothena IP” means the Prothena Licensed Collaboration Patents, the Prothena Licensed Collaboration Know-How, the Licensed Program Patents and the Licensed Program Know-How, as well as Prothena’s (and its Affiliates’) right, title and interest in and to the Joint IP and any Joint Program IP (as defined under the Master Collaboration Agreement).

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.72    “Prothena Licensed Collaboration IP” means all Prothena Licensed Collaboration Know-How and Prothena Licensed Collaboration Patents
1.73    “Prothena Licensed Collaboration Know-How” means any and all Know-How that is Controlled by Prothena or its Affiliates on or after the Effective Date that (a) is necessary [***] to research, develop, make, have made, import, use, offer to sell, sell or otherwise exploit any Licensed Target, Licensed Program Antibody or Licensed Program Product or (b) is or was [***], including (i) any diagnostics related to any such Licensed Program Antibody or Licensed Program Product and (ii) Know-How conceived, created, discovered, first generated, invented, first made or first reduced to practice by or on behalf of a Prothena or its Affiliates, whether solely or jointly with any Third Party, in the course of activities performed under this Agreement; but expressly excluding Joint Know-How, Joint Program Know-How (as defined in the Master Collaboration Agreement) and Licensed Program Know-How.
1.74    “Prothena Licensed Collaboration Patents” means any and all Patents in the Territory that are Controlled by Prothena or its Affiliates on or after the Effective Date that claim or cover (a) any Licensed Target, any Licensed Program Antibody or any Licensed Program Product, or the research, development, making, having made, import, use, offering to sell, selling or other exploitation of any of the foregoing, or (b) any Prothena Licensed Collaboration Know-How; but expressly excluding Joint Patents, Joint Program Patents (as defined in the Master Collaboration Agreement) and Licensed Program Patents. Prothena Licensed Collaboration Patents shall include the Patents set forth on Schedule 1.74.
1.75    “Prothena Platform Patent” means a Patent within the Prothena Licensed Collaboration Patents that [***] claims the Prothena Platform Technology.
1.76    “Prothena Platform Technology” means [***], which shall [***]; but in any case excluding [***].
1.77    “PRX019” means the Licensed Program Antibody identified as [***] on Schedule 1.55.
1.78    “PRX019 Phase 1 Clinical Trial” means a Phase 1 clinical study of the Licensed Program Antibody known as PRX019 in healthy volunteers.
1.79    “Registration Enabling Clinical Trial” means (a) a human clinical trial of a product that would satisfy the requirements of U.S. 21 C.F.R. Part 312.21(c), as amended, and is intended to (i) establish that the product is safe and efficacious for its intended use, (ii) define contraindications, warnings, precautions and adverse reactions that are associated with the product in the dosage range to be prescribed, and (iii) support Regulatory Approval for such product, or (b) a similar clinical study prescribed by the relevant Regulatory Authorities in a country other than the United States.
1.80    “Regulatory Approval” means all approvals, licenses and authorizations of the applicable Regulatory Authority necessary for the marketing and sale of a pharmaceutical or diagnostic product for a particular Indication in a country or region (including separate pricing or

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

reimbursement approvals, as necessary), and including the approvals by the applicable Regulatory Authority of any expansion or modification of the label for such Indication.
1.81    “Regulatory Authority” means any national or supranational Governmental Authority, including the U.S. Food and Drug Administration (and any successor entity thereto) (the “FDA”) in the U.S., the European Medicines Agency (and any successor entity thereto) (the “EMA”) in the EU and the Ministry of Health, Labour and Welfare of Japan, or the Pharmaceuticals and Medical Devices Agency of Japan (or any successor to either of them) as the case may be (the “MHLW”) in Japan, or any health regulatory authority in any country or region that is a counterpart to the foregoing agencies, in each case, that holds responsibility for development and commercialization of, and the granting of Regulatory Approval for, a pharmaceutical or diagnostic product, as applicable, in such country or region.
1.82    “Regulatory-Based Exclusivity” means, on a Licensed Product-by-Licensed Product and country-by-country basis, that Celgene or any of its Affiliates or Sublicensees has been granted the exclusive legal right by a Regulatory Authority in such country to market and sell the Licensed Product in such country, in each case, such that market exclusivity is maintained for Celgene (or its Affiliate or Sublicensee, as applicable) in such country with respect to such Licensed Product as a result of such grant by such Regulatory Authority.
1.83    “Regulatory Materials” means the regulatory registrations, applications, authorizations and approvals (including approvals of MAAs, supplements and amendments, pre- and post-approvals, pricing and reimbursement approvals, and labeling approvals), Regulatory Approvals and other submissions made to or with any Regulatory Authority for research, development (including the conduct of Clinical Trials), manufacture, or commercialization of a pharmaceutical or diagnostic product in a regulatory jurisdiction, together with all related correspondence to or from any Regulatory Authority and all documents referenced in the complete regulatory chronology for each MAA, including all Drug Master Files (if any), INDs and supplemental biologics license applications (sBLAs) and foreign equivalents of any of the foregoing. The Regulatory Materials shall include the Existing IND.
1.84    “Related Antibody” means, with respect to a given Antibody, any,[***].
1.85    “Royalty Term” means, on a Licensed Product-by-Licensed Product and country-by-country basis, the period of time commencing on the First Commercial Sale of such Licensed Product in such country of sale and expiring upon the latest of (a) the first date on which there is no Valid Claim of a Patent within the Licensed Program Patents, Prothena Licensed Collaboration Patents, Joint Program Patents (as defined in the Master Collaboration Agreement), or Assigned Patents, in each case, that Covers such Licensed Product in such country of sale, (b) the expiration of Regulatory-Based Exclusivity for such Licensed Product in such country of sale, and (c) the [***] year anniversary of the date of First Commercial Sale of such Licensed Product in such country of sale.
1.86    “Safety Reason” means [***].

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

1.87    “Select Indication” means each of the following separate and distinct Indications:[***], and [***] such other Indications as the Parties may mutually agree in writing to be expressly included as a “Select Indication” for purposes of this Agreement; provided that such indication is identified as an approved use for the applicable Licensed Product in the approved label for such Licensed Product in the applicable country.
1.88    “Side Letter Agreement” means that certain letter agreement between the Parties, dated as of the Effective Date.
1.89    “Sublicensee” means, with respect to Celgene, a Third Party to whom Celgene has granted a sublicense, either directly or indirectly, under the Prothena IP licensed to Celgene by Prothena pursuant to this Agreement, to Develop, Manufacture and/or Commercialize Licensed Antibodies and Licensed Products in the Field in the Territory, but excluding any Third Party acting as a distributor and excluding Prothena and its Affiliates.
1.90    “Target” means, with respect to a given Antibody and the Licensed Target, that[***]. For the purposes of the “Target” definition, [***] means[***].
1.91    “Territory” means worldwide.
1.92    “Third Party” means any Person other than Prothena or Celgene that is not an Affiliate of Prothena or of Celgene.
1.93    “Third Party Claim” means any and all suits, claims, actions, proceedings or demands brought by a Third Party.
1.94    “Third Party Damages” means all losses, costs, claims, damages, judgments, liabilities and expenses payable to a Third Party by a Party (or the Prothena Indemnitees or Celgene Indemnitees, as applicable) under a Third Party Claim (including reasonable attorneys’ fees and other reasonable out-of-pocket costs of litigation in connection therewith).
1.95    “United States” or “U.S.” means the United States of America and all of its territories and possessions.
1.96    “U.S. License Agreement” shall mean each U.S. License Agreement entered into between the Parties (or their respective Affiliates, as applicable) pursuant to the Master Collaboration Agreement.
1.97    “Valid Claim” means a claim of a Patent within the Licensed Program Patents, Prothena Licensed Collaboration Patents, Joint Program Patents (as defined in the Master Collaboration Agreement), or Assigned Patents in the Territory that has issued and has not expired, lapsed, been cancelled or abandoned, or been dedicated to the public, disclaimed, or held unenforceable, invalid, revoked or cancelled by a court or administrative agency of competent jurisdiction in an order or decision from which no appeal has been or can be taken, including through opposition, reexamination, reissue, disclaimer, inter partes review, post grant procedures or similar proceedings.

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1.98    Additional Definitions. Each of the following terms has the meaning described in the corresponding section of this Agreement indicated below:

Definition:	Section:
Acquired Person	1.19
[***]	[***]
[***]	[***]
Acquisition Transaction	11.5.1
Active Immunotherapeutic Approaches	4.2.1
Additional Celgene Data Package	2.1.2(a)
Agreement	Preamble
Alternative End of Phase 1 Date	1.35
Assigned Patents	6.6.5(a)
Celgene	Preamble
Celgene Acquired Competing Antibody	4.5.2
Celgene Antibody Know-How	1.15(a)
Celgene Antibody Patents	1.15(b)
Celgene Decision Date	2.1.2(e)
Celgene Exclusivity Term	4.5.1
Celgene Indemnitees	9.2
Celgene Phase 1 Know-How	2.2.3(d)
Celgene Phase 1 Portion Participation Right	2.2.3(b)
[***]	[***]
Celgene Research Activities	2.1.2(a)
Celgene Research Plan	2.1.2(a)
[***]	[***]
Celgene Third Party Payments	5.2.4
Combination Product	1.63
Competing Antibody	4.5.1
Competing Compound	4.1
Cure Period	10.2.1
Disclosing Party	7.1
Dispute	11.8.2
Electronic Delivery	11.12
Effective Date	Preamble
EMA	1.81
Excluded Claim	11.8.3(d)
Existing Regulatory Materials	2.5.3
FDA	1.81
Financial Transparency Laws	11.17
First Sales Milestone Event	5.4.1

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First Subsequent Regulatory Milestone	5.3.1
First Subsequent Sales Milestone	5.4.1
First U.S. Approval Milestone	5.3.1
Force Majeure	11.3
GAAP	1.1
Grant	4.2.2
[***]	[***]
HIPAA	1.5
Indemnitee	9.3
Indemnitor	9.3
Indirect Taxes	5.5.2(b)
Initial Celgene Data Package	2.1.2(a)
Insolvency Event	10.4
JDC	2.4.2(a)
Joint IP	6.6.4
Joint Know-How	6.6.4
Joint Patent	6.6.4
Letter Agreements	Recitals
Licensed Program Assets	2.7
Licensed Program Confidential Information	7.11
Licensed Program Inventory	2.6.4
Licensed Program Know-How	1.57(a)
Licensed Program Non-Specific IP	7.2
Licensed Program Patents	1.57(b)
Licensed Program PRX019 Regulatory Materials	2.5.1(b)(i)
Licensed Program Specific IP	7.2
Master Collaboration Agreement	Recitals
MHLW	1.81
[***]	[***]
[***]	[***]
[***]	[***]
Option Exercise Fee	5.1
Other Prothena Ongoing Program Activities	2.2.5
Party or Parties	Preamble
Patent Committee	6.7(a)
Payee Party	5.5.2(b)
Paying Party	5.5.2(b)
Per Licensed Product Annual Net Sales	5.2.1
Phase 1 Wind-Down Notice	2.2.3(ii)
Program	Recitals

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Proposed Declaration	2.1.2(b)
Prothena	Preamble
Prothena Indemnitees	9.1
Prothena Licensor	8.3.3
Prothena Ongoing Program Activities	2.2.6
Prothena Reversion Antibodies	10.8.1
Prothena Review Period	2.1.2(a)
PRX019 Clinical Development Plan	2.2.1(a)(ii)
PRX019 Phase 1 Framework	2.2.1(a)(ii)
Publishing Party	7.8.1
Qualified Scientist	2.1.2(b)
Receiving Party	7.1
Regulatory Milestone Payment	5.3.1
Reversion Backup Antibodies	10.8.3
[***]	[***]
Sales Milestone Payment	5.4.1
Scientific Panel	2.1.2(b)
SEC	7.4.1(a)
Securities Regulators	7.6
Subcommittee	2.4.1(b)
Tax Benefit	5.5.2(c)
Term	10.1.1
Transaction Agreement	11.5.1
Transition Plan	2.6.6
•
ARTICLE 2
DEVELOPMENT, MANUFACTURE AND COMMERCIALIZATION
2.1    Development, Manufacturing and Commercialization.
2.1.1    General. From and after the Effective Date, and subject to the terms and conditions of this Agreement (including Sections 2.2 and 2.5), (a) Celgene will have the sole right (and shall solely control, at its discretion), itself and/or with or through its Affiliates, Sublicensees or other Third Parties, to Develop, Manufacture and Commercialize Licensed Antibodies and Licensed Products in the Field in the Territory, and (b) Prothena and its Affiliates shall not have any right to, and shall not, (i) conduct any Development, Manufacture or Commercialization of any Licensed Antibodies or Licensed Products in the Field in the Territory, or (ii) license, authorize, appoint, assist or otherwise enable (directly or indirectly) any Third Party to perform any of the activities under clause (i).
2.1.2    Celgene Research Activities.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(a)    Generally. During the Term prior to the End of Celgene Research Date, Celgene will use Commercially Reasonable Efforts to [***] (the “Celgene Research Activities”); provided, for clarity, nothing in this Section 2.1.2 shall limit or restrict Celgene, itself and/or with or through its Affiliates, Sublicensees or other Third Parties, from conducting any other Development, Manufacture or Commercialization activities with respect to Licensed Antibodies and Licensed Products in the Field in the Territory in accordance with the terms and conditions of this Agreement. Schedule 2.1.2(a) sets forth the initial high-level research plan for the conduct of the Celgene Research Activities (as Celgene may revise in its sole discretion from time to time, the “Celgene Research Plan”). Celgene shall be responsible for the conduct of activities under the Celgene Research Plan. Celgene agrees to keep the JDC reasonably informed, at each regularly-scheduled JDC meeting, of its progress with respect to the Celgene Research Activities, including with respect to its testing to determine whether or not any Backup Antibody Developed under the Celgene Research Plan satisfies the Enabled Antibody Criteria. Within[***] days after the completion of the Celgene Research Activities under the Celgene Research Plan, Celgene shall provide to Prothena a list of the Backup Antibodies that it tested against the Enabled Antibody Criteria in the course of Celgene Research Activities, which list shall identify the Backup Antibody(ies) that satisfy(ies) the Enabled Antibody Criteria, and a reasonably detailed analysis of the key data related thereto (“Initial Celgene Data Package”). In addition, if, following the End of Celgene Research Date, Celgene or its Affiliates identifies any Backup Antibody(ies) that satisfy(ies) the Enabled Antibody Criteria, Celgene shall provide to Prothena a list identifying such Backup Antibody(ies) and a reasonably detailed analysis of the key data related thereto (each, an “Additional Celgene Data Package”). Upon Prothena’s receipt of the Initial Celgene Data Package or any Additional Celgene Data Package, Prothena shall review such Celgene Data Package, and Celgene (or its designee) shall notify Prothena, no later than [***] days after receiving such Celgene Data Package (“Prothena Review Period”), whether or not it agrees whether any Backup Antibody identified in such Celgene Data Package satisfies the Enabled Antibody Criteria, and, in the event the Parties do not agree whether or not any such Backup Antibody satisfies the Enabled Antibody Criteria, the Parties shall discuss such matter in good faith during the remainder of the applicable Prothena Review Period; provided that if the Parties do not reach agreement by the end of the Prothena Review Period either Party may issue a written notice to the other Party referring the dispute to the independent evaluation described in Section 2.1.2(b).
(b)    Scientific Panel. In the event that either of the Parties wishes to have a panel of three Qualified Scientists appointed as provided in this Section 2.1.2(b) (each such panel of three Qualified Scientists, a “Scientific Panel”) to determine whether or not a given Backup Antibody satisfies the Enabled Antibody Criteria, then in each such case the Parties agree to the procedure as provided in this Section 2.1.2(b). Within [***] days following any such request for a Scientific Panel, each of Prothena and Celgene shall nominate a Qualified Scientist to participate on the applicable Scientific Panel and, if the Parties are unable to agree upon a third Qualified Scientist for such Scientific Panel within [***] days following any such request for a Scientific Panel, then the initial two Qualified Scientists shall select such third Qualified Scientist. Each Scientific Panel shall act as follows: (1) each Qualified Scientist (and the Scientific Panel as a whole) shall act as an expert and not as an arbitrator; (2) each decision of the Scientific Panel shall be by majority vote of the three (3) Qualified Scientists; and (3) the

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decision of the Scientific Panel is, in the absence of fraud, final and binding on the Parties. Within [***] days after the appointment of the third Qualified Scientist, each Party shall be permitted to submit to the Scientific Panel a form of written declaration by it, stating whether the applicable Backup Antibody is an Enabled Antibody (a “Proposed Declaration”).The Scientific Panel shall review all relevant information and records in each Party’s Control relating to such issue, including each Proposed Declaration, if submitted, and render its decision within [***] days after the appointment of the third Qualified Scientist. The costs of the Scientific Panel shall be shared equally by Prothena and Celgene. For purposes of this Agreement, “Qualified Scientist” shall mean any scientist (A) with at least ten (10) years of research experience in the pharmaceutical industry or in academia with respect to Antibodies at a senior level, and (B) who has not worked for or been engaged by either Party in the [***] year period immediately prior to the formation of the applicable Scientific Panel. Notwithstanding the foregoing, in no event shall a Party be entitled to request that a Scientific Panel review any specific matter for which a Scientific Panel has previously rendered a decision.
(c)    Manufacture and Supply in Support of Celgene Research Activities. Prothena shall be responsible for the supply of PRX019 in its inventory as of the Effective Date for use in the Celgene Research Activities, and the associated costs, in connection therewith, in further of the foregoing. Accordingly, [***] following the Effective Date (but in no event later than [***] days following the Effective Date), Prothena shall transfer and deliver to Celgene the quantity of PRX019, as well as reagents and reference standards and other materials, in each case as set forth on Schedule 2.1.2(c), [***], for conducting the Celgene Research Activities. Prothena shall provide documentation reasonably requested by Celgene relating to the materials on Schedule 2.1.2(c), including with limitation batch records and material safety data sheets.
(d)    Assistance; Technology Transfer. Without limiting the provisions of Section 2.6, [***] following the Effective Date (but in all cases, within [***] days after the Effective Date, Prothena shall (and shall cause its Affiliates to) initiate the technology transfers as set forth in Section 2.6 with respect to Licensed Program Antibodies and Licensed Program Products related to the Celgene Research Activities, and cooperate with and provide reasonable assistance to Celgene (and its designees) to enable Celgene (and its designees) to conduct Celgene Research Activities, as and to the extent requested reasonably by Celgene.
(e)    Celgene Decision Date. Prior to the expiration of the Celgene Decision Term, Celgene shall, [***], elect whether to (i) further Develop, Manufacture, and Commercialize Enabled Antibodies and Enabled Antibody Products, (ii) further Develop, Manufacture, and Commercialize all other Licensed Antibodies (including for clarity, Backup Antibodies that are not Enabled Antibodies) and Licensed Products, or (iii) alternatively, terminate this Agreement pursuant to Section 10.3. Celgene may deliver written notice of such election to Prothena at any time during the Celgene Decision Term (the date of such notice, the “Celgene Decision Date”). For the avoidance of doubt, Celgene may elect to further Develop, Manufacture, and Commercialize both (y) Enabled Antibodies and Enabled Antibody Products and (z) all other Licensed Antibodies (including for clarity, Backup Antibodies that are not Enabled Antibodies) and Licensed Products.

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2.1.3    Diligence. From and after the Celgene Decision Date, provided that, [***], Celgene, itself and/or with or through its Affiliates, Sublicensees or other Third Parties, will use Commercially Reasonable Efforts to [***].
2.2    Prothena Activities in Support of Licensed Program.
2.2.1    Prothena Program Activities.
(a)    PRX019 Phase 1 Clinical Trial.
(i)    Notwithstanding the provisions of Section 2.1.1, Prothena shall, [***], perform the PRX019 Phase 1 Clinical Trial in accordance with (x) the PRX019 Phase 1 Framework, (y) the PRX019 Clinical Development Plan, and (z) the terms of the PRX019 Phase 1 Clinical Trial protocol (as may be amended as required by Applicable Law and applicable guidance issued from time to time by the by the relevant Regulatory Authority), through the first to occur of (A) the completion of the PRX019 Phase 1 Clinical Trial, or (B) Celgene’s exercise of the Celgene Phase 1 Portion Participation Right.
(ii)    Schedule 2.2.1(a)(ii) sets forth the high-level framework for the conduct of the PRX019 Phase 1 Clinical Trial, in accordance with the clinical protocol Prothena filed with the FDA on November 17, 2023 titled “A Phase 1, Randomized, Double-Blind, Sponsor-Open, Placebo-Controlled, First-In-Human Study to Evaluate the Safety, Tolerability, Immunogenicity, and Pharmacokinetics of Single Ascending and Multiple Doses of PRX019 in Healthy Adults”, provided that, any amendments to such protocol shall be agreed upon by the JDC (the “PRX019 Phase 1 Framework”). Promptly following the Effective Date, but in no event later than [***] days thereafter, the JDC shall review and approve the clinical development plan for the conduct of the PRX019 Phase 1 Clinical Trial by or on behalf of Prothena (as updated from time to time in accordance with this Section 2.2.1(a)(ii) and Section 2.4.2, the “PRX019 Clinical Development Plan”). The initial PRX019 Clinical Development Plan shall be substantially consistent with the PRX019 Phase 1 Framework. As may be necessary from time to time prior to the End of Phase 1 Date, each Party may propose an update to the PRX019 Clinical Development Plan and will submit each such updated PRX019 Clinical Development Plan to the JDC to review, discuss, and determine whether to approve.
(iii)    The performance of the PRX019 Phase 1 Clinical Trial by or on behalf of Prothena shall be governed by the terms and conditions of the Master Collaboration Agreement as if the PRX019 Phase 1 Clinical Trial were conducted thereunder, mutatis mutandis (including that Know-How conceived, created, discovered, first generated, invented, first made or first reduced to practice, by or on behalf of Prothena or its Affiliates, whether solely or jointly with any Third Party, pursuant to the conduct of the PRX019 Phase 1 Clinical Trial, shall be Licensed Program Know-How hereunder), in each case as amended by the terms and conditions of this Agreement. Without limiting the foregoing, Prothena shall (x) be responsible for preparing and obtaining all necessary approvals and clearances, including EC (Ethic Committee) approvals, customs clearances and patient informed consent forms necessary for the conduct of the PRX019 Phase 1 Clinical Trial; (y) prepare the patient informed consent

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form for the PRX019 Phase 1 Clinical Trial, and any changes to such model form shall be subject to Celgene’s written consent, not to be unreasonably withheld; (z) obtain all patient authorizations and consents for the PRX019 Phase 1 Clinical Trial, and shall ensure that all patient authorizations and consents in connection with the PRX019 Phase 1 Clinical Trial permit sharing of all data, results and other information with respect thereto with Celgene in accordance with this Agreement, in each case, in accordance with applicable data protection and privacy laws, rules and regulations, including HIPAA and the General Data Protection Regulation (2016/679) or any other similar Applicable Laws. If Prothena desires to conduct any Development activities (or related activities) in the Territory with respect to the Licensed Antibodies and Licensed Products that are not set forth in this Agreement,[***].
(b)    Phase 1 Data Package. Within [***] days after Data Lock for the PRX019 Phase 1 Clinical Trial (or such earlier time as reasonably requested by Celgene in writing), Prothena shall provide to Celgene (or a Third Party advisor designated by Celgene) the Phase 1 Data Package. If Celgene designates a Third Party advisor to receive the Phase 1 Data Package, such Third Party advisor shall, prior to receiving such Phase 1 Data Package, be bound by confidentiality obligations and restrictions on use consistent with those set forth in ARTICLE 7. Upon receipt of the complete Phase 1 Data Package, Celgene (or its designee) shall review such Phase 1 Data Package, and Celgene (or its designee) shall, no later than [***] days after receiving such Phase 1 Data Package, notify Prothena of any reasonable requests for additional then-existing information and records related thereto that is within Prothena’s (or its Affiliates’) possession or Control, and Prothena shall respond to such requests within [***] Business Days thereof. If Prothena does not provide such reasonably requested additional information to Celgene (or its designee) within such [***] Business Day period, the Celgene Decision Term shall be extended by a period of time equal to the number of days after such [***] Business Day period during which Prothena fails to provide such reasonably requested additional information. For the avoidance of doubt, during the period from the end of the End of Phase 1 Date until the end of the Celgene Decision Term, no further activities shall be conducted by or on behalf of Prothena with respect to the Licensed Program (including the Licensed Target, Licensed Antibodies or Licensed Products thereunder), unless agreed to by Celgene in writing (such agreement not to be unreasonably withheld).
(c)    Final Study Report. As soon as possible, but in all cases within [***] after Data Lock for the PRX019 Phase 1 Clinical Trial, Prothena shall provide to Celgene (or a Third Party advisor designated by Celgene) the final study report for the PRX019 Phase 1 Clinical Trial (which shall be prepared in accordance with customary practice that meets the standards of ICH Topic E3 of ICH Guidelines for Structure and Content of Clinical Study Reports dated July 1996).
(d)    Manufacture and Supply in Support of the Phase 1 Clinical Trial. Prothena shall be responsible for the Manufacture of Licensed Program Antibodies and Licensed Program Products in support of and for use in the PRX019 Phase 1 Clinical Trial, and the associated costs, in connection therewith.

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(e)    Costs. [***] shall be solely responsible for any and all costs and expenses in connection with the performance of the PRX019 Phase 1 Clinical Trial, except for [***].
2.2.2    Results. Prothena shall keep the JDC informed of its progress and activities with respect to the PRX019 Phase 1 Clinical Trial in accordance with Section 2.4. Without limiting the foregoing, at least [***] Business Days in advance of each JDC meeting, (a) Prothena shall provide the JDC written progress reports on (i) the status of any activities undertaken by or on behalf of Prothena hereunder (including with respect to the conduct of the PRX019 Phase 1 Clinical Trial and other Development activities under the PRX019 Clinical Development Plan), together with all material data and information in Prothena’s and its Affiliates’ possession or Control relating to the PRX019 Phase 1 Clinical Trial, the applicable Licensed Program Antibody(ies) and Licensed Program Products, and the Licensed Target, since the last written report and (ii) any upcoming Development activities that Prothena plans to conduct under the PRX019 Clinical Development Plan in the subsequent [***] months; and (b) if Celgene conducts the PRX019 Phase 1 Clinical Trial pursuant to Section 2.2.3(b), Celgene shall provide the JDC written progress report on the status of any activities undertaken with respect to such Phase 1 Clinical Trial conducted pursuant to Section 2.2.3(b), including reasonably detailed summaries of data associated with the activities with respect to such Phase 1 Clinical Trial. In addition, Prothena shall provide Celgene such other data and information regarding the Licensed Program, the Licensed Target and Licensed Antibodies as Celgene may reasonably request.
2.2.3    Celgene Phase 1 Portion Participation Right.
(a)    PRX019 Phase 1 Clinical Trial Status Updates. Until completion of the PRX019 Phase 1 Clinical Trial, upon Celgene’s request, which shall not[***], Prothena shall prepare and provide to Celgene a summary of the following data and information related to the PRX019 Phase 1 Clinical Trial: (i) the number of patients screened; (ii) the number of patients enrolled; (iii) the number of patients dosed; and (iv) serious adverse events (as defined under the PRX019 Phase 1 Clinical Trial protocol), if any.
(b)    Celgene Phase 1 Portion Participation Right. Celgene shall have the right, at its discretion upon written notice to Prothena, to take over the PRX019 Phase 1 Clinical Trial (as and to the extent determined by Celgene) to complete the PRX019 Phase 1 Clinical Trial (the “Celgene Phase 1 Portion Participation Right”). If Celgene decides to exercise its Celgene Phase 1 Portion Participation Right, the Parties will coordinate in good faith the conduct of the PRX019 Phase 1 Clinical Trial, which may include, at Celgene’s written request, the transition of the conduct of the PRX019 Phase 1 Clinical Trial to Celgene or wind-down of the PRX019 Phase 1 Clinical Trial (in accordance with Applicable Law and ethical standards applicable to the PRX019 Phase 1 Clinical Trial). In the event that Celgene exercises its Celgene Phase 1 Portion Participation Right, then the following shall apply:
(i)    Prothena shall transition the PRX019 Phase 1 Clinical Trial to Celgene (or its designee) as and to the extent reasonably requested by Celgene, including by providing to Celgene (or its designee) all Licensed Program Biological and Chemical Materials

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[***] for Celgene to continue activities under the PRX019 Clinical Development Plan to completion of the PRX019 Phase 1 Clinical Trial, as well as providing access to the physical embodiments of all Prothena IP, [***] for Celgene to continue such activities under the Licensed Program;
(ii)    in the event Celgene elects upon notice to Prothena that the PRX019 Phase 1 Clinical Trial should be wound-down and terminated (the “Phase 1 Wind-Down Notice”), Prothena shall cause the PRX019 Phase 1 Clinical Trial to be wound-down and terminated promptly;
(iii)    except as otherwise directed by Celgene, and subject to completion of the transfer to Celgene of the Licensed Program PRX019 Regulatory Materials pursuant to Section 2.5.1(b)(ii) and the safety database and other safety information pursuant to Section 2.5.2, following receipt of the Phase 1 Wind-Down Notice, Prothena shall reasonably promptly wind-down and cease activities under the Licensed Program;
(iv)    Prothena shall use reasonable efforts to supply to Celgene (including by causing its Third Party manufacturers to supply to Celgene), or if Prothena is not manufacturing (or having manufactured) Licensed Product to cooperate with Celgene to secure supply of, Licensed Product for Celgene’s conduct of the PRX019 Phase 1 Clinical Trial;
(v)    Celgene shall be solely responsible for any costs incurred by it (or its Affiliates) in its conduct of the PRX019 Phase 1 Clinical Trial pursuant to the Celgene Phase 1 Portion Participation Right;
(vi)    Prothena shall provide Celgene all available data and information (including all elements of the Phase 1 Data Package generated by or on behalf of Prothena) then in Prothena’s (or its Affiliates’) possession or Control related to the Licensed Target, Licensed Antibodies, and Licensed Products, including a summary of any Prothena IP related thereto as well as the status of and information related to the PRX019 Phase 1 Clinical Trial; and
(vii)    unless Celgene elects that the PRX019 Phase 1 Clinical Trial should be wound-down and terminated, Celgene shall use Commercially Reasonable Efforts [***].
(b)    Clinical Trial Agreement. In the event that Celgene exercises its Celgene Phase 1 Portion Participation Right, at the request of either Party, the Parties shall negotiate in good faith and enter into an appropriate agreement to document the rights granted to Celgene pursuant to this Section 2.2.3.
(c)    Phase 1 Data Package. In the event that (i) Celgene exercises its Celgene Phase 1 Portion Participation Right, and (ii) Celgene completes the PRX019 Phase 1 Clinical Trial, then Celgene shall notify Prothena of Data Lock for the PRX019 Phase 1 Clinical Trial (such date of Data Lock is the “End of Phase 1 Date” (as such term is defined hereunder) regardless of the date of Celgene’s notice to Prothena thereof). For the avoidance of doubt,

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subject to Celgene’s obligations to make royalty payments pursuant to Section 5.2 and milestone payments pursuant to Sections 5.3 and 5.4, [***] payable by Celgene upon exercise by Celgene of the Celgene Phase 1 Portion Participation Right.
(d)    Data and other Know-How. For clarity, the data and other Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case, solely by or on behalf of Celgene (or its Affiliates) pursuant to the conduct of the Celgene Phase 1 Portion Participation Right [***], shall, as between the Parties, be owned by[***], and shall not be [***].
2.2.4    Transition Supply. If as of the Celgene Decision Date, Prothena was supplying (or having supplied) any Licensed Program Antibody and/or Licensed Program Product for any Clinical Trial(s) or other Development activities conducted with respect to the Licensed Program under the Master Collaboration Agreement, then, at Celgene’s written request, Prothena will be responsible for supplying, and shall supply, to Celgene (or its designee) Licensed Program Antibody(ies) and/or Licensed Program Product(s), for use in Development by or on behalf of Celgene hereunder for a period not to exceed [***] (or such longer period of time as agreed to by the Parties) following the Celgene Decision Date, as and to the extent requested by Celgene; provided that Celgene shall pay to Prothena [***] for such supply, which cost shall be negotiated in good faith and agreed to by the Parties prior to such supply. In such case, at the request of Celgene, the Parties shall negotiate in good faith and enter into an appropriate supply agreement (including a quality agreement) for Prothena to supply (or have supplied) Licensed Program Antibody and/or Licensed Program Product, as applicable, to Celgene (or its designee). Notwithstanding the foregoing, if Prothena has engaged a Third Party contract manufacturer for the supply of Licensed Program Antibodies and/or Licensed Program Products, and the agreement with such Third Party prohibits the supply to Celgene in accordance with the foregoing (provided that Prothena used good faith efforts not to include such prohibition during negotiations), then in lieu of the foregoing supply obligation, Prothena shall take such actions as reasonably requested by Celgene to facilitate the negotiations between Celgene and Prothena’s Third Party contract manufacturer of an appropriate supply agreement (including a quality agreement) for the supply of Licensed Program Antibody and/or Licensed Program Product, as applicable, to Celgene (or its designee).
2.2.5    Other Continuing Development Activities. Without limiting the other obligations of Prothena hereunder (including as set forth in this Section 2.2), in the event that the Parties mutually agree in writing that Prothena or its Affiliates will conduct any other specific Development activities for Celgene after the Effective Date with respect to the Licensed Program (in addition to those set forth in the foregoing provisions of this Section 2.2) (the “Other Prothena Ongoing Program Activities”), then, in such case, the Parties shall negotiate in good faith and enter into a separate services agreement pursuant to which Prothena (or its Affiliates, as applicable) shall perform such Other Prothena Ongoing Program Activities.
2.2.6    Prothena Ongoing Program Activities; Costs. Prothena’s obligations as set forth in this Section 2.2, as applicable, are the “Prothena Ongoing Program Activities”. Prothena shall be solely responsible for any and all costs and expenses in connection with the

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performance, in its discretion, of any Prothena Ongoing Program Activities, except for any activities undertaken by Celgene pursuant to Section 2.2.3.
2.3    Celgene Progress Updates. During the Term from and after the Celgene Decision Date until such time as Celgene has submitted a MAA for at least one Licensed Product in the United States and at least one country in the EU (or through centralized EU filing) for a Select Indication, Celgene and Prothena shall meet at least [***] to discuss the progress of Celgene’s material Development and Commercialization activities with respect to Licensed Products pursuant to this Agreement. Such meeting shall be either in person or telephonically as agreed to by the Parties. In addition, during the Term from and after the Celgene Decision Date until such time as Celgene has submitted an MAA for at least one Licensed Product in the United States or at least one country in the EU (or through centralized EU filing) for a Select Indication, at least [***] (or more frequently as agreed to by the Parties), Celgene shall submit to Prothena a written report summarizing the progress of Celgene’s material Development and Commercialization activities with respect to Licensed Products pursuant to this Agreement since the last report.
2.4    Governance.
2.4.1    Committees.
(a)    Establishment. Pursuant to this ARTICLE 2, the Parties will establish a JDC within the timeframes set forth in Section 2.4.2(a). The JDC shall have decision-making authority with respect to the matters within its purview solely to the extent expressly and as more specifically provided herein.
(b)    Subcommittees. From time to time, following the formation of the JDC pursuant to Section 2.4.2(a) until[***], the JDC may establish subcommittees to oversee particular projects or activities, as the JDC deems necessary or advisable (each, a “Subcommittee”); provided that the JDC may not grant any responsibilities to a Subcommittee that are beyond the scope of the responsibilities of the JDC as set forth herein. Each Subcommittee shall consist of such number of members as the JDC determines is appropriate from time to time. Such members shall be individuals with expertise and responsibilities in the relevant areas. Such Subcommittees shall operate under the same principles as are set forth in this ARTICLE 4.
(c)    Exercise of Rights under Section 2.2.3. Following[***], the Licensed Program (including the Licensed Target, Licensed Antibodies and Licensed Products), matters related thereto (including the Prothena IP licensed to Celgene hereunder), and the activities hereunder shall no longer continue to be within the purview of the JDC or any Subcommittee and the JDC shall be disbanded, provided that, if[***], then, notwithstanding the disbanding of the JDC, Celgene shall provide to Prothena reports, as set forth in Sections 2.1.2(a) and 2.2.2 (provided, however, that such reports shall be provided to Prothena [***] instead of[***]), detailing Celgene’s progress and activities with respect to the Celgene Research Activities and the PRX019 Phase 1 Clinical Trial , respectively, until the End of Phase 1 Date.
2.4.2    Joint Development Committee.

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(a)    Establishment; Meetings. Within [***] days after the Effective Date, the Parties shall establish a joint development committee (the “JDC”) as more fully described in this Section 2.4.2. Subject to Section 2.4.1(c), the JDC shall (i) provide a forum for discussion of the Celgene Research Activities under this Agreement and (ii) have review, oversight and decision-making responsibilities for those activities performed with respect to the PRX019 Phase 1 Clinical Trial, in each case ((i) and (ii)), solely to the extent expressly and as more specifically provided in Section 2.4.2(c). The first scheduled meeting of the JDC shall be held no later than [***] days after establishment of the JDC unless otherwise agreed by the Parties. After the first scheduled meeting of the JDC until the JDC is disbanded, the JDC shall meet telephonically or via videoconference at least once each [***], or more or less frequently as the Parties mutually deem appropriate, on such dates and at such times as provided herein or as the Parties shall agree. In any case where a matter within the JDC’s authority arises, the JDC shall convene a meeting and consider such matter as soon as reasonably practicable, but in no event later than [***] days after the matter is first brought to the JDC’s attention (or, if earlier, at the next regularly scheduled JDC meeting). The JDC shall disband upon the earliest to occur of (x)[***], (y)[***], and (z) the termination of this Agreement in its entirety. The members of the JDC may convene or be polled or consulted from time to time by means of telecommunications, video conferences, electronic mail or correspondence, as deemed necessary or appropriate. Each Party will bear all expenses it incurs in regard to participating in all meetings of the JDC.
(b)    Membership. The JDC shall be comprised of three (3) representatives (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Prothena. Each representative of a Party shall have sufficient seniority and expertise to participate on the JDC as determined in such Party’s reasonable judgment. [***] shall have the right to designate the chairperson of the JDC. Each Party may replace any or all of its representatives on the JDC at any time upon written notice to the other Party in accordance with Section 11.2. Each Party may, subject to the other Party’s prior approval, invite non-member representatives of such Party and any Third Party to attend meetings of the JDC as non-voting participants; provided that (i) any such representative or Third Party is bound by obligations of confidentiality, non-disclosure and non-use consistent with those set forth in ARTICLE 7 and is obligated to assign inventions to the relevant Party as necessary to effect the intent of Section 6.6 prior to attending such meeting, (ii) such non-member representative or Third Party shall not have any voting or decision-making authority on the JDC and (iii) with respect to any Third Party, such Third Party shall be approved by the other Party in writing (such approval not to be unreasonably withheld) prior to attendance at such meeting.
(c)    Responsibilities. Except as otherwise set forth in this Section 2.4.2, the JDC may perform the following functions, subject to the final decision-making authority as set forth in Section 2.4.2(d): (i) provide a forum for the discussion of the Celgene Research Activities under the Celgene Research Plan; (ii) oversee, review and monitor progress of the PRX019 Phase 1 Clinical Trial and the conduct of activities under the PRX019 Clinical Development Plan, including serving as a forum for exchanging information and facilitating discussions regarding the conduct of the PRX019 Phase 1 Clinical Trial; (iii) review and approve the initial PRX019 Clinical Development Plan, and review and approve amendments thereto; (iv) subject to ARTICLE 7, discuss a communications strategy for the results of the PRX019 Phase 1

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Clinical Trial (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) for communications prior to the Celgene Decision Date; (v) discuss and attempt to resolve any JDC disputes; (vi) determine the Alternative End of Phase 1 Date, if any; and (vii) perform such other responsibilities as may be mutually agreed by the Parties from time to time. For purposes of clarity, the JDC shall not have any authority beyond the specific matters set forth in this Section 2.4.2(c) (or otherwise expressly set forth in this Agreement), and in particular shall not have any power to amend, modify, interpret or waive the terms of this Agreement or the Master Collaboration Agreement, or to alter, diminish, expand or waive compliance by a Party with a Party’s obligations under this Agreement or the Master Collaboration Agreement.
(d)    Decisions. Except as otherwise set forth in this Agreement, all decisions of the JDC shall be made by consensus, with each Party having one (1) vote. If the JDC cannot agree on a matter for which the JDC has decision-making authority within [***] Business Days after it has met and attempted to reach such decision, then either Party may, by written notice to the other, have such issue referred to the Executive Officers for resolution. The Parties’ respective Executive Officers shall meet within [***] Business Days after such matter is referred to them, and shall negotiate in good faith to resolve the matter. If the Executive Officers are unable to resolve the matter within [***] Business Days, or such other longer time frame the Executive Officers may otherwise agree upon, after the matter is referred to them in accordance with this Section 2.4.2(d), then, except as otherwise set forth in this Agreement (including in the remainder of this Section 2.4.2(d), [***]shall have the final decision making authority; provided that [***] shall consider in good faith the positions of [***] in making such final decision. Notwithstanding the foregoing, (i) subject to Section 2.2.1(a)(iii), [***] shall have decision making authority with respect to the day-to-day operational activities with respect to the conduct of the PRX019 Phase 1 Clinical Trial under PRX019 Clinical Development Plan (provided that such decisions are not inconsistent with the terms and conditions of this Agreement, including the PRX019 Phase 1 Framework or the PRX019 Clinical Development Plan, or the decisions and actions of the JDC or any other Subcommittee, as applicable); provided, for clarity, if[***], the JDC shall be disbanded and [***] shall have final decision making authority with respect to the day-to-day operational activities with respect to the conduct of the PRX019 Phase 1 Clinical Trial and all other matters that had been within the JDC purview related thereto; (ii) without [***] prior written consent (such consent not to be unreasonably withheld, conditioned or delayed), in exercising [***] final decision making authority, [***] shall not have the right to exercise its final decision-making authority to: (A) determine the Alternative End of Phase 1 Date; or (B) approve or amend the PRX019 Clinical Development Plan to (x) increase [***] responsibilities and activities under the PRX019 Clinical Development Plan or (y) require [***] to incur additional expenses not contemplated by this Agreement or the initial PRX019 Clinical Development Plan (or the last PRX019 Clinical Development Plan that was approved through the JDC). [***] may not use its decision making authority to impose any obligations on [***] without [***] prior written consent. Any final decision made by [***] in the course of exercising its final decision-making authority must be consistent with the terms of this Agreement and within the scope of authority delegated to the JDC under this Agreement. For clarity, [***] shall have decision making authority with respect to the day-to-day operational activities with respect to the conduct of the Celgene Research Activities under the Celgene

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Research Plan; provided that such decisions are not inconsistent with the terms and conditions of this Agreement.
(e)    Minutes. [***] shall be responsible for preparing and circulating minutes of each meeting of the JDC, setting forth, inter alia, an overview of the discussions at the meeting and a list of any actions, decisions or determinations approved by the JDC. A draft of such minutes shall be circulated by [***] to all members of the JDC within [***] days after the applicable meeting. Such minutes shall be effective only after such minutes have been approved by both Parties in writing. Definitive minutes of all JDC meetings shall be finalized no later than [***] days after the meeting to which the minutes pertain.
(f)    Scope of JDC Authority. For clarity and notwithstanding the creation of the JDC and any Subcommittees, each Party will retain the rights, powers and discretion granted to it hereunder, and the JDC and none of the Subcommittees will be delegated or vested with such rights, powers or discretion unless such delegation or vesting is expressly provided herein, or the Parties expressly so agree in writing. No decision of the JDC or any Subcommittee or of [***] via exercise of its final decision-making authority shall (i) finally determine any interpretation of this Agreement or the Parties’ rights or obligations hereunder or (ii) conflict with any terms and conditions of this Agreement, nor be in contravention of Applicable Law in any material respect. The JDC (or any Subcommittee) and [***] via exercise of its final decision-making authority shall not have the power to amend, waive or modify any term of this Agreement (including the timing of JDC meetings or the date or conditions of the JDC disbanding under Section 2.4.2(a)), which may only be amended or modified or compliance with which may only be waived, in each case as provided in Section 11.6. It is understood and agreed that issues to be formally decided by the JDC and any Subcommittees are limited to those specific issues that are expressly provided in Section 2.4.2(c), and the Disputes that are outside of the decision-making authority of the JDC and the Subcommittees as expressly set forth in the foregoing provisions will be resolved pursuant to 11.8.
2.4.3    JSC. For the avoidance of doubt, the JSC (as defined in the Master Collaboration Agreement) and each Subcommittee (as defined in the Master Collaboration Agreement) shall no longer oversee or review any of the matters under this Agreement, and shall have no decision-making authority in connection therewith.
2.5    Regulatory.
2.5.1    Regulatory Matters.
(a)    Generally. Subject to Section 2.5.1(b), in the event that Celgene determines that any regulatory filings for any Licensed Antibodies and/or Licensed Products are required for any activities hereunder, including INDs, MAAs and other Regulatory Approvals (as applicable), then Celgene (or its designee) shall have the sole right, in its discretion, to seek to obtain and maintain such regulatory filings (in its or its designee’s name). In addition, Celgene (or its designee) shall have the sole right to communicate and otherwise interact with Regulatory Authorities with respect to the Licensed Antibodies and/or Licensed Products, including with

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respect to any Regulatory Materials in connection therewith. Prothena (and its Affiliates) shall have no right to, and shall not, make any regulatory filings related to any Licensed Antibodies and/or Licensed Products or otherwise interact with any Regulatory Authorities with respect to the Licensed Antibodies and/or Licensed Products; provided that, as and to the extent reasonably requested by Celgene in writing, Prothena shall interact with Regulatory Authorities in connection with Licensed Antibodies and/or Licensed Products with respect to matters related to the Licensed Program activities conducted by or on behalf of Prothena under the Master Collaboration Agreement or with respect to any Prothena Ongoing Program Activities. Notwithstanding the foregoing, until such time as a given Existing Regulatory Material is assigned and transferred to Celgene in accordance with Section 2.5.3 or 2.5.4 (as applicable), Prothena shall be responsible for all communications and interactions with Regulatory Authorities with respect to such Existing Regulatory Material; provided that, in connection with any such activities by Prothena, Prothena shall, to the extent reasonably requested by Celgene, consult and coordinate with Celgene with respect thereto (including allowing Celgene to attend or participate in any meetings or other interactions with Regulatory Authorities to the extent such attendance is not prohibited or limited by such Regulatory Authority) and Prothena shall accommodate and comply with any reasonable requests made by Celgene in connection therewith (including that Prothena shall provide Celgene with copies of any correspondence received from any Regulatory Authority and Prothena shall submit to Celgene a copy of any proposed filings and correspondence with any Regulatory Authority for Celgene’s review and approval prior to submission thereof). At the request of Celgene, Prothena shall reasonably assist Celgene in communications and filings with Regulatory Authorities with respect to the Licensed Antibodies and/or Licensed Products.
(b)    Regulatory Matters for the PRX019 Phase 1 Clinical Trial.
(i)    Subject to Section 2.5.1(b)(ii), until the Celgene Decision Date, Prothena shall have the right, in consultation with Celgene, to prepare, file and maintain all Regulatory Materials (including any Regulatory Approvals) necessary for the conduct of the PRX019 Phase 1 Clinical Trial (and the Manufacture of any Licensed Program Antibodies and/or Licensed Program Products in connection therewith hereunder (collectively, the “Licensed Program PRX019 Regulatory Materials”), and to interact with Regulatory Authorities in connection with the conduct of the PRX019 Phase 1 Clinical Trial (and the Manufacture of any Licensed Program Antibodies and/or Licensed Program Products in connection therewith hereunder. Prothena will provide Celgene with a reasonable opportunity to comment substantively on all material Regulatory Materials prior to filing or taking material action, and will reasonably and in good faith consider any comments and actions recommended by Celgene, including with respect to filing strategy. In addition, Prothena will allow Celgene or its representative to attend any and all meetings with Regulatory Authorities to the extent such attendance is not prohibited or limited by such Regulatory Authority and Prothena shall accommodate and comply with any reasonable requests made by Celgene in connection therewith (including that Prothena shall provide Celgene with copies of any correspondence received from any Regulatory Authority and Prothena shall submit to Celgene a copy of any proposed filings and correspondence with any Regulatory Authority for Celgene’s review and approval prior to submission thereof). In the event that Prothena does not undertake any

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activities allocated to Prothena in the provisions of this Section 2.5.1(b)(i) in any respect, then, upon written notice from Celgene to Prothena, Celgene (or its designee) shall have the right to do so, and Prothena shall provide Celgene with reasonable assistance in connection therewith.
(ii)    If Celgene exercises its Celgene Phase 1 Portion Participation Right, then immediately after such exercise, Prothena shall initiate the transfer of all Licensed Program PRX019 Regulatory Materials, including for clarity any IND for any Licensed Program Antibodies and/or Licensed Program Products to Celgene. Thereafter, Celgene shall have the right, in consultation with Prothena, to prepare, file, and maintain such Licensed Program PRX019 Regulatory Materials, and to interact with Regulatory Authorities in connection with the conduct of the PRX019 Phase 1 Clinical Trial and, as applicable, Manufacture of any Licensed Program Antibodies and/or Licensed Program Products in accordance with the terms and conditions of Section 2.5.1(a). Celgene will provide Prothena with a reasonable opportunity to comment substantively on all material Licensed Program PRX019 Regulatory Materials prior to filing or taking material action in connection with the conduct of the PRX019 Phase 1 Clinical Trial, and will reasonably and in good faith consider any comments and actions recommended by Prothena with respect thereto, including with respect to filing strategy. In addition, Celgene will provide Prothena with copies of all material correspondence received from Regulatory Authorities with respect to the PRX019 Phase 1 Clinical Trial, including any meeting minutes. At the request of Celgene, Prothena shall reasonably assist Celgene in communications and filings with Regulatory Authorities with respect to the Licensed Program Antibodies and/or Licensed Program Products.
2.5.2    Safety Information. Celgene shall have the right to report all safety information to Regulatory Authorities with respect to the Licensed Antibodies and/or Licensed Products in the Territory hereunder, provided that prior to the Celgene Decision Date, Prothena shall be responsible for reporting, in accordance with Applicable Law, all safety information to Regulatory Authorities with respect to the Licensed Program Antibodies and/or Licensed Program Products solely with respect to the PRX019 Phase 1 Clinical Trial conducted pursuant to Section 2.2.1(a) (unless Celgene exercises its Celgene Phase 1 Portion Participation Right pursuant to Section 2.2.3(b), in which case Celgene shall be so responsible), and shall promptly provide Celgene with all safety information related to serious adverse events (as defined and within the time periods required under the relevant Clinical Trial protocol, if applicable) or that may reasonably be assumed to have an impact on the outcome of the Clinical Trial and provide Celgene with all information concerning the pharmaceutical safety of Licensed Program Antibodies and/or Licensed Program Products in the Territory [***]. In the event that Prothena does not undertake any activities allocated to Prothena in the provisions of this Section 2.5.2 in any respect, then, upon written notice from Celgene to Prothena, Celgene (or its designee) shall have the right to do so, and Prothena shall provide Celgene with reasonable assistance in connection therewith.
2.5.3    Transfer of Existing Regulatory Materials. Subject to Section 2.5.4, Prothena shall assign and transfer (and hereby does assign and transfer), or cause to be assigned and transferred to the extent not owned by Prothena, to Celgene (or its designee), promptly (but in all cases within [***] days) after the Effective Date any and all Regulatory Materials

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(including the Existing IND) for any Licensed Antibodies and/or Licensed Products held or generated by or on behalf of Prothena or its Affiliates (the “Existing Regulatory Materials”), including providing true, accurate and complete hard and electronic copies thereof to Celgene. Thereafter Celgene (or its designee) shall have the sole right, in its discretion, to file, maintain and hold title to, all Existing Regulatory Materials. Notwithstanding the foregoing, at the election of Celgene, Celgene may notify Prothena in writing that it does not desire to take assignment and transfer of certain Regulatory Materials (as so determined by Celgene) and in such case, Prothena shall not assign or transfer to Celgene (or its designee) such designated Regulatory Materials.
2.5.4    Prothena Ownership for PRX019 Phase 1 Clinical Trial. Notwithstanding the foregoing Section 2.5.3, in the event Prothena continues to be responsible for the performance of the PRX019 Phase 1 Clinical Trial pursuant to and in accordance with Section 2.2, Prothena will retain ownership of any Existing Regulatory Materials (including the Existing IND) for the corresponding Licensed Program Antibodies and Licensed Program Products related to the PRX019 Phase 1 Clinical Trial until completion of the PRX019 Phase 1 Clinical Trial, following which, the provisions of Section 2.5.3 shall apply with respect to such Existing Regulatory Materials.
2.5.5    Right of Reference; Access to Data. Pending such time as the any Regulatory Materials are transferred and assigned to Celgene (or its designee), or in the event of failure to transfer and assign any Regulatory Materials to Celgene (or its designee), as required by Section 2.5.1, 2.5.1(b), 2.5.1(b)(ii), 2.5.3 or 2.5.4 (as applicable), Celgene (and its designees) shall have, and Prothena (on behalf of itself and its Affiliates) hereby grants to Celgene (and its designees), access and a right of reference (without any further action required on the part of Prothena or its Affiliates, whose authorization to file this consent with any Regulatory Authority is hereby granted) to all Regulatory Materials (including any Regulatory Approvals) with respect to Licensed Program Antibodies and/or Licensed Program Products, and all data contained or referenced in any such Regulatory Materials (including Regulatory Approvals) for Celgene (and its designees) to exercise its rights and perform its obligations hereunder. In all cases, Celgene (and its designees) shall have access to all data contained or referenced in any such Regulatory Materials, and Prothena shall ensure that Celgene (and its designees) are afforded such access.
2.5.6    Pharmacovigilance. At the written request of Celgene, within [***] days after such request, Prothena and Celgene (or its designee(s)) will enter into a pharmacovigilance agreement in order to, among other things, coordinate safety matters and share of safety information with respect to Licensed Products.
2.6    Assistance; Technology Transfer.
2.6.1    General. Prothena shall (and shall cause its Affiliates to) cooperate with Celgene (and its designees) and provide reasonable assistance to Celgene (and its designees) to enable Celgene (and its designees) to Develop, Manufacture and Commercialize Licensed Antibodies and Licensed Products, as and to the extent requested reasonably by Celgene, including (a) conducting a technology transfer to Celgene with respect to the Licensed Program

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Know-How and Prothena Licensed Collaboration Know-How, (b) providing Celgene (and its designees) reasonable assistance with respect to regulatory and Manufacturing transition matters related to Licensed Antibodies and Licensed Products and (c) providing Celgene (and its designees) with reasonable access by teleconference or in-person (as requested by Celgene) to Prothena personnel (and personnel of its Affiliates and Third Party contractors) involved in the Development or Manufacture of Licensed Antibodies and Licensed Products to assist with the transition and answer questions related to Licensed Antibodies, Licensed Products and Diagnostic Products.
2.6.2    Additional Specific Transition Assistance. Without limiting the provisions of Section 2.6.1, as soon as reasonably practicable (but in all cases, within [***] days) following the earlier of (i) the[***], (ii)[***], and (iii) such earlier period of time as reasonably requested by Celgene, and thereafter during the Term as may be reasonably requested by Celgene from time to time, Prothena shall (a) disclose to Celgene (and its designees) in English (including by providing hard and electronic copies thereof) all Licensed Program Know-How and Prothena Licensed Collaboration Know-How, including any materials and documentation (including data and protocols) included therein and any other physical embodiments thereof, (b) transfer to Celgene (and its designees) all Licensed Program Biological and Chemical Materials, as well as [***], and Celgene and its designees shall have the full right to utilize all of the foregoing in connection with the Development, Manufacture or Commercialization of Licensed Antibodies and Licensed Products, and (c) assist Celgene (and its designees) in responding to regulatory inquiries with respect to Licensed Program Antibodies and Licensed Program Products.
2.6.3    Manufacturing Technology Transfer. Without limiting the provisions of Sections 2.6.1 and 2.6.2, as soon as reasonably practicable (but in all cases, within [***] days) following the earlier of (i) the Celgene Decision Date, (ii) the exercise of Celgene’s rights under Section 2.2.3, and (iii) such earlier period of time as reasonably requested by Celgene, Prothena shall transfer, and thereafter continue, during the Term as may be reasonably requested by Celgene from time to time, the transfer (from Prothena, its Affiliates or its Third Party contract manufacturers) to Celgene (and its designees), copies in English (in writing and in an electronic format) of all data, information and other Know-How in the Control of Prothena or its Affiliates([***]) that is related to the Manufacture of any Licensed Antibodies or Licensed Products, in order to enable Celgene (and its designees) to Manufacture the Licensed Antibodies and Licensed Products, including to replicate the process employed by or on behalf of Prothena to Manufacture any Licensed Antibodies and Licensed Products. Such transfer shall include all [***]. In addition, at the reasonable request of Celgene from time to time, Prothena shall make its employees and consultants (including personnel of its Affiliates and Third Party contract manufacturers) available to Celgene (and its designees) to provide reasonable consultation and technical assistance in order to ensure an orderly transition of the manufacturing technology and operations to Celgene (and its designees) and to assist Celgene (and its designees) in its Manufacture of any Licensed Antibodies and Licensed Products.
2.6.4    Inventory Transfer. At the written request of Celgene following the earlier of Celgene’s exercise of the Celgene Phase 1 Portion Participation Right and the Celgene

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Decision Date, Prothena shall promptly assign and transfer to Celgene (or its designee) and deliver to Celgene (or its designee) (at a location to be specified by Celgene to Prothena), any or all (as and to the extent requested by Celgene) inventory of Licensed Program Antibodies and Licensed Program Products held by or on behalf of Prothena or its Affiliates as of the time of such request (including any such inventory held at any contract manufacturer or any other location); provided that Celgene shall pay to Prothena a [***] for such transferred inventory, which [***] shall be negotiated in good faith and agreed to by the Parties prior to such transfer (the “Licensed Program Inventory”).
2.6.5    Assignment of Certain Existing Agreements.
(a)    At the written request of Celgene, Prothena shall (or shall cause its Affiliates to, as applicable), to the extent legally permissible (provided that, to the extent consent is required from the relevant counterparty, Prothena shall (or shall cause its Affiliates to, as applicable) use reasonable efforts to obtain such consent) (i) assign to Celgene (or its designee) any or all (as designated by Celgene) Existing Program Agreements and/or (ii) assist Celgene (or its Affiliate) in entering into new agreements directly with the counterparties to the Existing Program Agreements to cover the subject matter of such Existing Program Agreements, as applicable, in each case of (i) and/or (ii), as and to the extent requested by Celgene in writing. If any Existing Program Agreement is assigned to Celgene, Prothena shall be solely responsible for, and shall indemnify and hold harmless Celgene and all other Celgene Indemnitees from and against any costs and other Third Party Damages arising from, or relating to, any such Existing Program Agreement as a result of, or in connection with, events or occurrences prior to the date of such assignment (including, for clarity, any payments that accrued prior to the date of such assignment, but which do not become payable until after the date of such assignment).
(b)    [***].
2.6.6    Transition Plan. In order to facilitate the transition as set forth in this Section 2.6, at the request of Celgene, the Parties shall work together in good faith and establish a transition plan setting forth certain additional reasonable transition activities to be undertaken by or on behalf of Prothena in order to fully transition the Development, Manufacture and Commercialization of Licensed Antibodies and Licensed Products to Celgene (and its designees) (the “Transition Plan”). Once established, Prothena shall use commercially reasonable efforts to [***] perform its activities under the Transition Plan.
2.7    Covenant. Except as otherwise expressly permitted under this Agreement, commencing on the Effective Date until the end of the Term, Prothena shall not and shall cause its Affiliates not to (a) assign, transfer, convey, encumber(through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, or enter into any agreement with any Third Party to assign, transfer, convey, encumber (through a lien, charge, security interest, mortgage or similar encumbrance) or dispose of, any [***] (collectively, the “Licensed Program Assets”), except to the extent such assignment, transfer, conveyance, encumbrance or disposition would not [***] in any respect any of the rights or licenses granted to Celgene hereunder, (b) license or grant to any Third Party, or agree to license or grant to any Third Party, any rights to

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any Licensed Program Assets if such license or grant could [***] in any respect any of the rights or licenses granted to Celgene hereunder, or (c) [***] the Licensed Program Assets to any Third Party if such [***] could [***] in any respect with any of the rights or licenses granted to Celgene hereunder.
2.8    Other Antibodies and Products Developed by Celgene. Notwithstanding anything to the contrary contained herein, if Celgene (or any of its Affiliates), alone or with any Third Party, determines to Develop, Manufacture or Commercialize any Antibodies (or any product containing an Antibody), other than Licensed Antibodies or Licensed Products, then Celgene may do so in its sole discretion, without any obligations to Prothena with respect thereto, and Prothena shall have no rights in connection therewith, provided that Celgene’s or its Affiliates’ conduct of any such activities shall not modify or obviate Celgene’s obligations under this Agreement.
ARTICLE 3
ANTITRUST AND COMPETITION LAW COMPLIANCE
3.1    Antitrust Compliance. For the avoidance of doubt, the Parties shall continue to comply with Section 3.2 of the Master Collaboration Agreement, and such provisions shall apply to this Agreement as if set forth directly herein, mutatis mutandis.
ARTICLE 4
EXCLUSIVITY
4.1    Prothena Exclusivity. During the Term, Prothena shall not and shall ensure that its Affiliates shall not, anywhere in the world: (i) alone or with or through any Third Party, research [***], Develop, Manufacture or Commercialize (a) the Licensed Target or any Competing Compound, or (b) any diagnostic product intended for use, or Developed or approved for use with, the Licensed Target (including any diagnostic product intended for use, or Developed or approved for use with, any Competing Compound), in each case, other than Prothena’s performance of the Prothena Ongoing Program Activities (including engaging its Affiliates or Third Party subcontractors to perform the Prothena Ongoing Program Activities in accordance with this Agreement) as specifically set forth in Section 2.2; (ii) grant a license, sublicense or other rights to any Third Party to conduct any of the activities in the foregoing clause (i), other than Prothena’s performance of the Prothena Ongoing Program Activities (including engaging its Affiliates or Third Party subcontractors to perform the Prothena Ongoing Program Activities in accordance with this Agreement) as specifically set forth in Section 2.2; or (iii) transfer, assign, convey or otherwise sell any Competing Compound or any diagnostic product intended for use, or Developed or approved for use with, the Licensed Target (including any diagnostic product intended for use, or Developed or approved for use with any Competing

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Compound). As used herein, the term “Competing Compound” means [***]. For clarity, a given Antibody shall also be deemed to “Target” the Licensed Target if such Antibody [***].
4.2    Prothena Exception for Active Immunotherapeutic Approaches.
4.2.1    Exception for Active Immunotherapeutic Approaches. Notwithstanding the provisions of Section 4.1, but subject to the provisions of Section 4.2.2, Prothena and its Affiliates (themselves, but not with or through any Third Parties) may conduct research, development, manufacture and commercialization of Active Immunotherapeutic Approaches outside of this Agreement; provided that no Licensed Antibodies or Licensed Products are utilized in the conduct of any such activities (including no use of a Licensed Antibody or Licensed Product for an Active Immunotherapeutic Approach). As used herein, “Active Immunotherapeutic Approaches” means[***].
4.2.2    Celgene Right of First Negotiation. During the Term, in the event that Prothena or its Affiliates intends to, directly or indirectly, sublicense, assign, transfer, convey or grant other rights, however structured, to a Third Party with respect to any Active Immunotherapeutic Approaches (including any rights with respect to the Development or Commercialization of any Active Immunotherapeutic Approaches (each, a “Grant”)), [***]. For the avoidance of doubt,[***]. For clarity,[***].
4.3    Master Collaboration Agreement. For the avoidance of doubt, the provisions of Article 5 of the Master Collaboration Agreement shall not limit in any way the provisions of this Article 4.
4.4    Reserved.
4.5    Celgene Exclusivity.
4.5.1    Celgene Exclusivity. During the period from the Effective Date until the [***] year anniversary of the Effective Date (the “Celgene Exclusivity Term”), neither Celgene nor its Affiliates will, anywhere in the world, alone or with or through any Third Party, either (a) sell any Competing Antibody [***] or (b) conduct a Registration Enabling Clinical Trial for any Competing Antibody [***] (provided that, for the avoidance of doubt, this Section 4.5.1 shall not prohibit (i) use of an Competing Antibody as a comparator in a Registration Enabling Clinical Trial or (ii) Celgene or any of its Affiliates providing proprietary products (that are not Competing Antibodies) to a Third Party for such Third Party’s use in a clinical trial of Competing Antibodies), in each case of (a) and (b), other than Celgene’s exercise of its rights and performance of its obligations with respect to Licensed Antibodies and Licensed Products pursuant to this Agreement (including engaging Third Party subcontractors to perform the such rights and obligations in accordance with this Agreement). As used herein, the term “Competing Antibody” means any Antibody that Targets the Licensed Target, including any product that incorporates any such Antibody; provided that Competing Antibody shall not include (x) any Antibody (or any product that incorporates any such Antibody) that was Developed or Commercialized by or on behalf of Celgene or any of its Affiliates prior to the

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Effective Date or (y) any [***] in the foregoing clause (x), or (z) products that incorporate any [***].
4.5.2    Exceptions for Change of Control. Notwithstanding the provisions of Section 4.5.1, if during the Celgene Exclusivity Term, Celgene (or any of its Affiliates) undergoes a Change of Control with a Third Party who (itself or through any of its affiliates existing prior to the date of the Change of Control) owns or has rights to a Competing Antibody (but excluding any Licensed Antibody or Licensed Product) that is in ongoing clinical development or being commercialized by such Third Party (or its affiliate) as of the date of the Change of Control (a “Celgene Acquired Competing Antibody”), then Celgene and its Affiliates (including the acquiring Person in the Change of Control (and such acquiring Person’s affiliates)) shall not be in breach of the provisions of Section 4.5.1 as a result of[***]; provided that (i) such activities are conducted independently of the activities of this Agreement and without use of any Prothena IP([***]) and (ii) no personnel who are conducting any Registration Enabling Clinical Trial activities pursuant to this Agreement are involved in the conduct of Registration Enabling Clinical Trial activities with respect to the Celgene Acquired Competing Antibody.
ARTICLE 5
FINANCIAL TERMS
5.1    Option Exercise Fee. Subject to Section 3.2 of the Master Collaboration Agreement, within [***] days after the Effective Date, Celgene shall pay to Prothena a non-refundable, non-creditable payment (except as otherwise set forth in Section 3.2.5 of the Master Collaboration Agreement) in the amount equal to Eighty Million Dollars ($80,000,000) (the “Option Exercise Fee”). The Parties acknowledge and agree that, notwithstanding Section 6.3.1 or Section 6.3.2 of the Master Collaboration Agreement, no IND Option Exercise Fee or Phase 1 Option Exercise Fee (each as defined in the Master Collaboration Agreement) is due or payable for the Licensed Program in accordance with the Master Collaboration Agreement.
5.2    Royalties.
5.2.1    Licensed Product Royalties. Subject to the terms of this Section 5.2 (and subject further to Section 5.5), Celgene shall pay Prothena royalties on Annual Net Sales, on a Licensed Product-by-Licensed Product basis during the applicable Royalty Term, equal to the following portions of Annual Net Sales of the applicable Licensed Product multiplied by the applicable royalty rate set forth below for such portion of Annual Net Sales during the applicable Royalty Term for each such Licensed Product, which royalties shall be paid in accordance with Section 5.2.7 (the “Per Licensed Product Annual Net Sales”). For clarity, the royalties (and royalty tiers) shall be calculated separately on a Licensed Product-by-Licensed Product basis.

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Per Licensed Product Annual Net Sales for a Given Licensed Product in a Given Calendar Year	Royalty Rate
	Licensed Products other than Enabled Antibody Products (“Other Licensed Product Royalty Rate”)	Enabled Antibody Products (“Enabled Antibody Product Royalty Rate”)
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%

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Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%
Portion of Per Licensed Product Annual Net Sales of a given Licensed Product in a given Calendar Year above [***]	[***]%	[***]%

The applicable royalty rate set forth in the table above will apply only to that portion of the Per Licensed Product Annual Net Sales of a given Licensed Product during a given Calendar Year that falls within the indicated range. For clarity, (i) if no royalty is payable on a given unit of Licensed Product (e.g., following the Royalty Term for such Licensed Product in a given country), then the Net Sales of such unit of Licensed Product shall not be included for purposes of determining the royalties or royalty tiers and (ii) Net Sales of a given Licensed Product will not be combined with Net Sales of any other Licensed Product for purposes of determining the foregoing royalties or royalty tiers. Only one royalty shall be payable by Celgene to Prothena for each sale of a Licensed Product.
By way of example, (a) if Per Licensed Product Annual Net Sales of a given Licensed Product that is not an Enabled Antibody Product by Celgene, its Affiliates and Sublicensees were $[***] for a given Calendar Year, then the royalties payable with respect to such Per Licensed Product Annual Net Sales for such Licensed Product for such Calendar Year, subject to adjustment as set forth in this Section 5.2, would be:[***]; and (b) if Per Licensed Product Annual Net Sales of a given Enabled Antibody Product by Celgene, its Affiliates and Sublicensees were $[***] for a given Calendar Year, then the royalties payable with respect to such Per Licensed Product Annual Net Sales for such Licensed Product for such Calendar Year, subject to adjustment as set forth in this Section 5.2, would be:[***].

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5.2.2    Royalty Term. Celgene’s royalty obligations to Prothena under Section 5.2.1 shall apply on a Licensed Product-by-Licensed Product and country-by-country basis only during the applicable Royalty Term for such Licensed Product in such country. Following expiration of the applicable Royalty Term for a given Licensed Product in a given country, as applicable, no further royalties will be payable in respect of sales of such Licensed Product in such country and thereafter the license granted to Celgene hereunder with respect to such Licensed Product in such country will automatically become fully paid-up, perpetual, irrevocable and royalty-free.
5.2.3    Reductions.
(a)    Reductions for No Valid Claim. The royalty amounts payable with respect to Per Licensed Product Annual Net Sales shall be reduced on a Licensed Product-by-Licensed Product and country-by-country basis, to [***] percent ([***]%) of the amounts otherwise payable pursuant to Section 5.2.1 during any portion of the applicable Royalty Term in which both: (i) [***] and (ii)[***].
(b)    Royalty Reduction for Biosimilar Product. If, on a Licensed Product-by-Licensed Product and country-by-country and Calendar Quarter-by-Calendar Quarter basis, [***]
then the royalties payable with respect to Per Licensed Product Annual Net Sales of such Licensed Product pursuant to Section 5.2.1 in such country during such Calendar Quarter shall be reduced to[***], of the royalties otherwise payable pursuant to Section 5.2.1. [***].
5.2.4    Royalty Offset for Third Party Payments.
(a)    General. Subject to the provisions of Section 5.2.4(b), if Celgene (or any of its Affiliates or Sublicensees) obtains a right or license under intellectual property of a Third Party (whether prior to, or after, the Effective Date), where the research, development, making, using, selling, offering for sale, or importing of any Licensed Product (or any Licensed Antibody contained in such Licensed Product) by or on behalf of Celgene (or any of its Affiliates or Sublicensees) would result in a payment to such Third Party, then Celgene may deduct from the royalty payments that would otherwise have been due under Section 5.2.1 with respect to Per Licensed Product Annual Net Sales in a particular Calendar Quarter, an amount equal to [***] percent ([***]%) of [***] (“Celgene Third Party Payments”) during such Calendar Quarter. Notwithstanding the foregoing, in no event shall the royalties payable on Per Licensed Product Annual Net Sales be reduced by more than [***] percent ([***]%) in any Calendar Quarter by operation of this Section 5.2.4(a) and Section 5.2.4(b);[***].
(b)    [***]. If Celgene (or any of its Affiliates or Sublicensees) obtains a right or license under intellectual property of a Third Party (whether prior to, or after, the Effective Date) that is for use of such Third Party’s [***] as may be incorporated into an Enabled Antibody Product, where the research, development, making, using, selling, offering for sale, or importing of any such Enabled Antibody Product (or any Enabled Antibody contained in such

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Enabled Antibody Product) by or on behalf of Celgene (or any of its Affiliates or Sublicensees) would result in a payment to such Third Party, then Celgene may deduct from the royalty payments that would otherwise have been due under Section 5.2.1 with respect to Per Licensed Product Annual Net Sales for such Enabled Antibody Product in a particular Calendar Quarter, an amount equal to [***] percent ([***]%) of the amount of any payments (including payments for royalties, milestones and any other amounts, but excluding any upfront payments or option exercise payments) paid (or accrued) by Celgene (or any of its Affiliates or Sublicensees) to such Third Party for such right or license (or the exercise thereof) during such Calendar Quarter. Notwithstanding the foregoing, in no event shall the royalties payable on Per Licensed Product Annual Net Sales for such Enabled Antibody Product in any Calendar Quarter be reduced, by operation of this Section 5.2.4(b), to less than [***]percent ([***]%) of the royalties that would have been due under Section 5.2.1 with respect to Per Licensed Product Annual Net Sales for such Enabled Antibody Product if the Other Licensed Product Royalty Rate (and not the Enabled Antibody Royalty Rate) had applied to Per Licensed Product Annual Net Sales of such Enabled Antibody Product; [**]. [***]. For purposes of illustration only, an example of a calculation made pursuant to this Section 5.2.4 is set forth on Schedule 5.2.4.
5.2.5    Cumulative Effect of Royalty Reductions and Offsets. In no event shall the royalty reductions or offsets described in Sections 5.2.3(a), 5.2.3(b) and 5.2.4, alone or together, reduce the royalties payable by Celgene for a given Calendar Quarter pursuant to Section 5.2.1 to less than [***] percent ([***]%) of the amounts otherwise payable by Celgene for a given Calendar Quarter pursuant to Section 5.2.1. [***].
5.2.6    Compulsory Licenses. If a compulsory license is granted to a Third Party with respect to a Licensed Product in any country in the Territory with a royalty rate lower than the royalty rate provided by Section 5.2.1 (as adjusted pursuant to Section 5.2.3), then the royalty rate to be paid by Celgene on Per Licensed Product Annual Net Sales in such country under Section 5.2.1 shall be reduced[***].
5.2.7    Payment of Royalties. Celgene shall: (a) within [***] days following the end of each Calendar Quarter in which a royalty payment pursuant to Section 5.2.1 accrues, provide to Prothena a report specifying for such Calendar Quarter (i) the number of Licensed Products sold that are subject to such royalty, (ii) the Per Licensed Product Annual Net Sales that are subject to such royalty, (iii) the applicable royalty rate under this Agreement, (iv) the royalty calculation and royalties payable in U.S. Dollars and (v) any reduction to the royalty applied by Celgene pursuant to any one or more of Sections 5.2.3 and 5.2.4; and (b) make the royalty payments owed to Prothena hereunder in accordance with such royalty report in arrears, within [***] days from the end of the Calendar Quarter in which such payment accrues.
5.3    Development and Regulatory Milestones.
5.3.1    Development and Regulatory Milestones. Subject to the terms of this Section 5.3 (and subject further to Section 5.5), Celgene will notify Prothena within [***] days following the first achievement by Celgene under this Agreement and after the Effective Date of each milestone event described below in this Section 5.3 with respect to the first (and only the

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first) Licensed Product to achieve such milestone event under this Agreement, and Celgene shall thereafter pay the applicable non-refundable, non-creditable amounts set forth below associated with the applicable milestone event in accordance with Section 5.3.2 (each, a “Regulatory Milestone Payment”):

Development and Regulatory Approval Milestone Event	Regulatory Milestone Payment
	Licensed Product other than an Enabled Antibody Product	Enabled Antibody Product
1.    Celgene (a) delivers written notice to Prothena at the Celgene Decision Date electing to further Develop any Licensed Product that is not an Enabled Antibody Product, or (b) at any time thereafter Initiates a Phase 2 Clinical Trial of a Licensed Product that is not an Enabled Antibody Product
	Fifty-Five Million Dollars ($55,000,000)	N/A
2. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for the first Select Indication in the U.S. issued by the FDA [***](the “First U.S. Approval Milestone”)	[***] Dollars ($[***])	[***] Dollars ($[***])
3. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for the first Select Indication in the EU issued by the EMA [***]	[***] Dollars ($[***])	[***] Dollars ($[***])
4. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for the first Select Indication in Japan issued by the MHLW [***]	[***] Dollars ($[***])	[***] Dollars ($[***])

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5. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for a second Select Indication [***] in the U.S. issued by the FDA [***]	[***] Dollars ($[***])	[***] Dollars ($[***])
6. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for a second Select Indication [***] in the EU issued by the EMA [***]	[***] Dollars ($[***])	[***] Dollars ($[***])
7. Receipt under this Agreement of all Regulatory Approvals for a Licensed Product for a second Select Indication [***] in Japan issued by the MHLW [***]	[***] Dollars ($[***])	[***] Dollars ($[***])
TOTAL	$242,500,000	$126,000,000

    Subject to the remainder of this Section 5.3.1, each of the foregoing milestones in this Section 5.3.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of Licensed Products achieving the applicable milestone event (i.e., a maximum of seven (7) Regulatory Milestone Payments may be made pursuant to this Section 5.3.1), and no Regulatory Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event (whether by an Enabled Antibody Product or any other Licensed Product). For the avoidance of doubt, (a) the maximum amount payable by Celgene pursuant to this Section 5.3.1 is Two Hundred Forty-Two Million Five Hundred Thousand Dollars ($242,500,000) assuming that each of the milestone events in this Section 5.3.1 were achieved by a Licensed Product that is not an Enabled Antibody Product, (b) the maximum amount payable by Celgene pursuant to this Section 5.3.1 is One Hundred Twenty-Six Million Dollars ($126,000,000) assuming that each of the milestone events in this Section 5.3.1 were achieved by a Licensed Product that is an Enabled Antibody Product, and (c) in the event that any of the foregoing milestones in this Section 5.3.1 is first achieved for an Enabled Antibody Product, (i) Celgene shall pay the applicable amount with respect to Enabled Antibody Product set forth above associated with the applicable milestone event in lieu of the amount with respect to Licensed Product other than Enabled Antibody Product set forth above, and (ii) subject to the immediate subsequent sentence of this Section 5.3.1, no Regulatory Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event (whether by an Enabled Antibody Product or any other Licensed Product). Notwithstanding the foregoing, in the event that any of the foregoing milestones in this Section 5.3.1 is first achieved for an Enabled Antibody Product and such milestone is subsequently achieved for the first (and only the first) Licensed Product that is not an Enabled Antibody Product (“First Subsequent Regulatory Milestone”), then Celgene will notify Prothena within [***] days following such

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first achievement and shall be obligated to pay Prothena an additional amount equal to the portion of the Regulatory Milestone Payment for such First Subsequent Regulatory Milestone in excess of the applicable Regulatory Milestone Payment for Enabled Antibody Product associated with such milestone event. By way of example, solely for illustrative purposes, if the First U.S. Approval Milestone is first achieved for an Enabled Antibody Product and subsequently achieved for a Licensed Product that is not an Enabled Antibody Product, then Celgene shall pay to Prothena [***] Dollars ($[***]) for such First Subsequent Regulatory Milestone.
5.3.2    Invoice and Payment of Regulatory Milestone Payments. Following receipt of notification by Celgene to Prothena that Celgene has achieved the applicable milestone event triggering a Regulatory Milestone Payment hereunder, Prothena shall invoice Celgene for the applicable Regulatory Milestone Payment, and Celgene shall pay such Regulatory Milestone Payment within [***] days after receipt of the invoice therefor.
5.4    Sales Milestones.
5.4.1    Sales Milestones. Subject to the terms of this Section 5.4 (and subject further to Section 5.5), Celgene will notify Prothena within [***] days after the end of the Calendar Quarter during which a given milestone event described below in this Section 5.4 was first achieved by Celgene under this Agreement and after the Effective Date with respect to the Licensed Products, and Celgene shall thereafter pay the applicable amounts set forth below associated with the applicable milestone event in accordance with Section 5.4.2 (each, a “Sales Milestone Payment”):

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Sales Milestone Event	Sales Milestone Payment
	Licensed Product other than an Enabled Antibody Product	Enabled Antibody Product
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***]) (“First Sales Milestone Event”)	[***] Dollars ($[***])	[***] Dollars ($[***])
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year [***] Dollars ($[***])	[***] Dollars ($[***])	[***] Dollars ($[***])
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])	[***] Dollars ($[***])
First achievement of Per Licensed Product Annual Net Sales of the Licensed Products in any single Calendar Year exceeding [***] Dollars ($[***])	[***] Dollars ($[***])	[***] Dollars ($[***])
TOTAL	$375,000,000	$291,000,000

    Subject to the remainder of this Section 5.4.1, each of the foregoing milestones in this Section 5.4.1 shall be payable a maximum of one (1) time as set forth in the foregoing chart regardless of the number of times the applicable milestone event was achieved (i.e., a maximum of four (4) Sales Milestone Payments may be made pursuant to this Section 5.4.1), and no Sales Milestone Payment shall be due hereunder for subsequent or repeated achievement of such milestone event (whether by an Enabled Antibody Product or any other Licensed Product). For the avoidance of doubt, (a) the maximum amount payable by Celgene pursuant to this Section 5.4.1 is Three Hundred Seventy-Five Million Dollars ($375,000,000) assuming that each of the milestone events in this Section 5.4.1 were achieved by a Licensed Product that is not an Enabled Antibody Product, (b) the maximum amount payable by Celgene pursuant to this Section 5.4.1 is Two Hundred Ninety-One Million Dollars ($291,000,000) assuming that each of the milestone events in this Section 5.4.1 were achieved by a Licensed Product that is an Enabled Antibody Product, and (c) in the event that any of the foregoing milestones in this Section 5.4.1 is first achieved for an Enabled Antibody Product, (i) Celgene shall pay the applicable amount with respect to Enabled Antibody Product set forth above associated with the applicable milestone event in lieu of the amount with respect to Licensed Product other than Enabled Antibody Product set forth above, and (ii) subject to the immediate subsequent sentence of this Section 5.4.1, no Sales Milestone Payment shall be due hereunder for subsequent or repeated

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achievement of such milestone event (whether by an Enabled Antibody Product or any other Licensed Product). Notwithstanding the foregoing, in the event that any of the foregoing milestones in this Section 5.4.1 is first achieved for an Enabled Antibody Product and such milestone is subsequently achieved for the first (and only the first) Licensed Product that is not an Enabled Antibody Product (“First Subsequent Sales Milestone”), then Celgene will notify Prothena within [***] days after the end of the Calendar Quarter during which such First Subsequent Sales Milestone was first achieved and shall be obligated to pay Prothena an additional amount equal to the portion of the Sales Milestone Payment for such First Subsequent Sales Milestone in excess of the applicable Sales Milestone Payment for Enabled Antibody Product associated with such milestone event. By way of example, solely for illustrative purposes, if the First Sales Milestone Event is first achieved for an Enabled Antibody Product and subsequently achieved for a Licensed Product that is not an Enabled Antibody Product, then Celgene shall pay to Prothena [***] Dollars ($[***]) for such First Subsequent Sales Milestone.
5.4.2    Invoice and Payment of Sales Milestone Payments. Following receipt of notification by Celgene to Prothena that Celgene has achieved the applicable milestone event triggering a Sales Milestone Payment hereunder, Prothena shall invoice Celgene for the applicable Sales Milestone Payment, and Celgene shall pay such Sales Milestone Payment within [***] days after receipt of the invoice therefor.
5.5    Additional Payment Terms.
5.5.1    Currency. All payments hereunder shall be made in U.S. Dollars by wire transfer to a bank designated in writing by Prothena. Conversion of sales recorded in local currencies to Dollars shall be performed in a manner consistent with Accounting Standards and Celgene’s normal practices used to prepare its audited financial statements for internal and external reporting purposes.
5.5.2    Taxes; Withholding.
(a)    Generally. Each Party will pay, any and all income taxes levied on account of all payments it receives under this Agreement except as otherwise provided in this Section 5.5.2.
(b)    Tax Withholding. Each Party shall be entitled to deduct and withhold from any amounts payable under this Agreement such taxes as are required to be deducted or withheld therefrom under any provision of Applicable Law. The Party that is required to make such withholding (the “Paying Party”) will (i) deduct those taxes from such payment, (ii) timely remit the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of tax payment to the other Party (the “Payee Party”) on a timely basis following that tax payment; provided, however, that before making any such deduction or withholding, the Paying Party shall give the Payee Party notice of the intention to make such deduction or withholding (such notice shall include an explanation of the reason for and the calculation of the proposed deduction or withholding and shall be given before such deduction or withholding is required in order for such Payee Party to obtain reduction of or relief from such

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deduction or withholding). Each Party agrees to reasonably cooperate with the other Party in claiming refunds or exemptions from such deductions or withholdings under any relevant agreement or treaty which is in effect to ensure that any amounts required to be withheld pursuant to this Section 5.5.2(b) are reduced in amount to the fullest extent permitted by Applicable Law. In addition, the Parties shall cooperate in accordance with Applicable Laws to minimize indirect taxes (such as value added tax, sales tax, consumption tax and other similar taxes (“Indirect Taxes”)) in connection with this Agreement.
(c)    Tax [***].     Notwithstanding the foregoing, if (a) any Party redomiciles, assigns its rights or obligations or extends its rights under this Agreement, (b) as a result of such redomiciliation, assignment or extension, such Party (or its assignee) is required by Applicable Law to [***], or such redomiciliation, assignment or extension results in[***], and (c) such [***] exceed the amount of [***] that would have been applicable but for such redomiciliation, assignment or extension, then any such amount payable shall [***]. For purposes of the preceding sentence, “Tax Benefit” shall mean any cash refund or credit for Taxes resulting in a reduction in the amount of Taxes otherwise owed by the Payee Party as a result of [***] relating to payments by the Paying Party, as reasonably determined by Payee Party. Solely for purposes of this Section 5.5.2(c), a Party’s “domicile” shall include its jurisdiction of incorporation or tax residence and a “redomiciliation” shall include a reincorporation or other action resulting in a change in tax residence of the applicable Party or its assignee, or resulting in the attribution of any amounts payable to a branch or permanent establishment located outside the country of tax residence of the applicable Party or its assignee.
(d)    Tax Documentation. Prothena has provided a properly completed and duly executed IRS Form W-8BEN-E to Celgene. Prior to the receipt of any payment under this Agreement, each recipient Party (and any other recipient of payments under this Agreement) shall, to the extent it is legally permitted to, provide to the other Party, at the time or times reasonably requested by such other Party or as required by Applicable Law, such properly completed and duly executed documentation (for example, IRS Forms W-8 or W-9 or foreign equivalents) as will permit payments made under this Agreement to be made without, or at a reduced rate of, withholding for taxes.
5.6    Other Global License Agreements. For the avoidance of doubt, a Licensed Product hereunder will only be eligible for milestone and royalty payments under this Agreement, and shall not be eligible for, or counted towards, milestone or royalty payments under any other Global License Agreement (i.e., a given Licensed Product will be eligible for, and counted towards, milestone and royalty payments only under one Global License Agreement).
5.7    Reserved.
5.8    Records Retention by Celgene; Review by Prothena.
5.8.1    Records. With respect to royalty and milestone payments to be made under Sections 5.2 or 5.4 of this Agreement, Celgene agrees to keep and shall procure that its

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Affiliates keep, for at least [***] years from the end of the Calendar Year to which they pertain, complete and accurate records of sales by Celgene or its Affiliates (including sales by Sublicensees), as the case may be, of each Licensed Product, in sufficient detail to allow the accuracy of the payments made hereunder to be confirmed.
5.8.2    Review. Subject to the other terms of this Section 5.8.2, during the Term, at the request of Prothena, which shall not be made more frequently than[***], upon at least [***] days’ prior written notice from Prothena, [***], Celgene shall permit [***] to inspect (during regular business hours) the relevant records required to be maintained by Celgene under Section 5.8.1; provided that such audit right shall not apply to records beyond [***] years from the end of the Calendar Year to which they pertain. [***]. Results of any such review shall be binding on both Parties absent manifest error. [***] shall report to Prothena only whether the particular amount being audited was accurate, and if not, the amount of any discrepancy, and [***] shall not report any other information to Prothena. Prothena shall treat the results of any [***] review of Celgene’s records as Confidential Information of Celgene subject to the terms of ARTICLE 7. If any review reveals a deficiency or overpayment in the calculation and/or payment of royalties or Sales Milestone Payments by Celgene, then (a) Celgene or Prothena as applicable shall promptly pay (or refund, as applicable) the other Party the amount of such deficiency or overpayment, as applicable, and (b) if such deficiency is by more than the greater of (i) [***] or (ii) [***], Celgene shall, within [***] days after receipt of an invoice therefor, pay the reasonable out-of-pocket costs and expenses incurred by Prothena for [***] in connection with the review.
5.8.3    Records Final. Upon the expiration of [***] years following the end of a given Calendar Year, subject and without prejudice to the determination of any review commenced prior to such [***] pursuant to Section 5.8.2, the calculation of royalties and Sales Milestone Payments payable with respect to such Calendar Year shall be [***] upon [***], and [***](and its Affiliates) shall be [***] with respect to such royalties for such Calendar Year.
5.9    Prothena Third Party Agreements. Notwithstanding anything to the contrary herein, but subject to Section 2.6.5(b), Prothena shall be solely responsible for all costs and payments of any kind (including all upfront fees, annual payments, milestone payments and royalty payments) arising under any agreements between Prothena (or any of its Affiliates) and any Third Party (including under any In-License Agreement or other Existing Program Agreement), which costs or payments arise in connection with, or as a result of, the activities hereunder, including the Development, Manufacture or Commercialization of Licensed Antibodies or Licensed Products unless and until such agreements have been assigned to Celgene pursuant to Section 2.6.5.
5.10    Diagnostic Products. Notwithstanding anything to the contrary contained herein,[***].
5.11    Additional Provisions. Notwithstanding anything to the contrary herein, the terms and provisions of this Article 5 are subject to Section 11.7 of the Master Collaboration Agreement and Sections 10.7 and 10.10 of this Agreement.

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ARTICLE 6
LICENSES; INTELLECTUAL PROPERTY
6.1    License to Celgene. Subject to the terms and conditions of this Agreement, Prothena hereby grants to Celgene an exclusive right and license, with the right to grant sublicenses (through multiple tiers), under the Prothena IP to research, develop (including Develop), make (including Manufacture), have made (including have Manufactured), use, offer for sale, sell, import, Commercialize and otherwise exploit Licensed Antibodies and Licensed Products, including Diagnostic Products, in the Field in the Territory.
6.2    License to Celgene for Other Targets. In the event that, during the Term, Celgene modifies a Licensed Program Antibody in the course of its Development activities hereunder such that such Licensed Program Antibody specifically binds to a target other than (i) the [***] or (ii) any [***] then, at the request of Celgene, Celgene and Prothena shall negotiate in good faith a license under intellectual property of Prothena or its Affiliates, as applicable, that is specific to such other target or Antibodies to such other target.
6.3    Rights Retained by the Parties. For purposes of clarity, each Party retains all rights under Know-How and Patents Controlled by such Party not expressly granted to the other Party pursuant to this Agreement. In addition, Prothena retains the right to perform the PRX019 Phase 1 Clinical Trial and any other Prothena Ongoing Program Activities in accordance with this Agreement.
6.4    No Implied Licenses. Except as explicitly set forth in this Agreement, the Master Collaboration Agreement, any U.S. License Agreement or any other Global License Agreement, neither Party shall be deemed by estoppel or implication to have granted to the other Party any license or other right to any intellectual property of such Party.
6.5    Insolvency. In the event that this Agreement is terminated due to the rejection of this Agreement by or on behalf of Prothena due to an Insolvency Event, all licenses and rights to licenses granted under or pursuant to this Agreement by Prothena to Celgene are and shall otherwise be deemed to be licenses of rights to “intellectual property”. The Parties agree that Celgene, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under any applicable insolvency statute, and that upon commencement of an Insolvency Event by or against Prothena, Celgene shall be entitled to a complete duplicate of or complete access to (as Celgene deems appropriate), any such intellectual property and all embodiments of such intellectual property. Such intellectual property and all embodiments thereof shall be promptly delivered to Celgene (i) upon any such commencement of a bankruptcy proceeding (or other Insolvency Event) upon written request therefore by Celgene, unless Prothena elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of Prothena, then upon written request therefore by Celgene. The provisions of this Section 6.5 shall be (1) without prejudice to any rights Celgene may have arising under any applicable insolvency statute or other Applicable Law and (2) effective only to the extent permitted by Applicable Law.

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6.6    Ownership.
6.6.1    Inventorship. Notwithstanding the provisions of Section 11.8.1, inventorship of Know-How shall be determined by application of U.S. patent law pertaining to inventorship, and, except as provided for in Sections 6.6.2, 6.6.3 and 6.6.4, ownership of Know-How shall be determined by inventorship.
6.6.2    Ownership of Collaboration IP, Celgene IP, and Celgene Antibody IP.
(a)    Prothena. As between the Parties (including their respective Affiliates), subject to Section 6.6.5, Prothena will retain all right, title and interest in and to all Prothena Licensed Collaboration IP, except to the extent that any such rights are licensed or granted to Celgene under this Agreement or the Master Collaboration Agreement. Prothena shall [***] that all Patents, Know-How and other intellectual property (other than Licensed Program IP and Celgene IP and Celgene Antibody IP, if any) utilized in the performance of the Licensed Program under the Master Collaboration Agreement falls within the Prothena Licensed Collaboration IP and is and remains during the Term Controlled by Prothena such that Prothena has the full rights to grant the rights and licenses to the Prothena Licensed Collaboration IP to Celgene hereunder (including that such Patents, Know-How and other intellectual property remains unencumbered such that Prothena is able to grant such rights and licenses to Celgene).
(b)    Celgene. As between the Parties (including their respective Affiliates), Celgene (or its Affiliate) will retain all right, title and interest in and to all Celgene IP and Celgene Antibody IP, including all rights to Prosecute and Maintain, and enforce or defend any such Celgene IP and Celgene Antibody IP, and no rights or licenses are granted to Prothena hereunder with respect to any Celgene IP or Celgene Antibody IP.
6.6.3    Ownership of Licensed Program IP.
(a)    Prothena. As between the Parties (including their respective Affiliates), Prothena will solely own and Control all Licensed Program IP. Celgene shall, and hereby does, assign to Prothena all of Celgene’s interest in any and all Licensed Program Know-How that falls within Section 1.57(a)(iii) and all Licensed Program Patents claiming such Licensed Program Know-How. Celgene shall, and shall require its Affiliates to, take all reasonable actions and execute all documents necessary to effect the intent of the preceding sentence. As between the Parties (and their respective Affiliates) and any Third Party, subject to Section 6.6.5, Prothena will solely own and Control all Licensed Program IP[***].
(b)    If any Licensed Program IP is created, conceived, discovered, first generated, invented, first made or first reduced to practice pursuant to the Master Collaboration Agreement by any Third Party that is in contractual privity with or otherwise engaged by Prothena[***], Prothena [***] include in such agreement with such Third Party an obligation to [***] to Prothena [***] such Licensed Program IP to enable Prothena to grant to Celgene a license thereunder as provided in this Agreement for the duration of this Agreement.

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6.6.4    Joint IP. The Parties shall each own an equal, undivided interest in: (a) any and all Know-How that is created, conceived, discovered, first generated, invented, first made or first reduced to practice, in each case, jointly by or on behalf of Prothena or its Affiliates, on the one hand, and Celgene or its Affiliates, on the other hand, pursuant to the conduct of activities under this Agreement at any time during the Term (the “Joint Know-How”), and (b) any Patents that claim any Joint Know-How (the “Joint Patents”, together with Joint Know-How the “Joint IP”). Each Party shall assign, and hereby assigns, to the other Party, a joint equal and undivided interest in and to such Joint IP (provided, however, that for clarity, the foregoing joint ownership rights with respect to Joint IP shall not be construed as granting, conveying or creating any license or other rights to any of the other Party’s other intellectual property, unless otherwise expressly set forth in this Agreement), and at the request of a Party, the other Party will execute such documents (including any necessary assignments) to effect such joint ownership of such Joint IP. Each Party shall have the right to disclose (except as otherwise set forth in Section 7.2) and exploit the Joint IP without a duty of seeking consent or accounting to the other Party except as expressly provided in this Agreement; provided that, such rights shall be subject to the rights and licenses granted to Celgene and Prothena hereunder (or under the Master Collaboration Agreement, any other Global License Agreement or any U.S. License Agreement), including the obligations of Prothena as set forth in Article 4.
6.6.5    Assigned Patents.
(a)    Notwithstanding the foregoing terms of this Section 6.6, in the event the Patent Committee determines that any Valid Claim of any Licensed Program Patents, Prothena Licensed Collaboration Patents, or Joint Program Patents issued in the U.S. (whether solely owned by Prothena or jointly owned by the Parties) that claim a composition of matter of any Antibody could substantially effect the patentability of any Celgene Antibody Patent filed in the U.S. that claims the composition of matter of a Backup Antibody, then, upon written request by Celgene, Prothena shall assign, and hereby assigns, to Celgene all right, title and interest in and to any such issued U.S. Patents (any such Patents, “Assigned Patents”), in each case without any additional consideration. Prothena shall, and shall require its Affiliates to, take all reasonable actions and execute all documents necessary to effect the intent of the preceding sentence.
(b)     If the U.S. prosecution for all Celgene Antibody Patent families have lapsed or are abandoned, then, upon written request by Prothena, Celgene shall assign, and hereby assigns, to Prothena all right, title and interest in and to any Assigned Patents, in each case without any additional consideration. Celgene shall, and shall require its Affiliates to, take all reasonable actions and execute all documents necessary to effect the intent of the preceding sentence.
6.7    Patent Committee.
(a)    Within [***] days after the Effective Date, the Parties shall establish a Patent Committee (the “Patent Committee”) as more fully described in this Section 6.7. The Patent Committee’s sole function shall be to determine if any Valid Claim of any

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Licensed Program Patents, Prothena Licensed Collaboration Patents, or Joint Program Patents issued in the U.S. (whether solely owned by Prothena or jointly owned by the Parties) that claims the composition of matter of an Antibody could substantially effect the patentability of any Celgene Antibody Patent filed in the U.S. that claims the composition of matter of a Backup Antibody, and facilitate cooperation between the Parties with respect to intellectual property-related matters under this Agreement with respect thereto.
(b)    The Patent Committee shall be comprised of one (1) representative (or such other number of representatives as the Parties may mutually agree) from each of Celgene and Prothena . Each Party may replace any or all of its representatives on the Patent Committee at any time upon written notice to the other Party. Each representative of a Party shall have sufficient seniority and expertise in the Prosecution and Maintenance of Patents to participate on the Patent Committee as determined in such Party’s reasonable judgment and shall be duly authorized under their respective internal governance procedures to make the decisions or carry out the activities given to them under this Section 6.7. The Patent Committee may meet in person, by videoconference, teleconference or other similar communications equipment with such frequency, or at such times, as deemed appropriate by the Patent Committee, with the location of such meetings to be determined by the Patent Committee. All decisions of the Patent Committee shall be made by consensus, with each Party having one (1) vote. If the Patent Committee cannot agree on a matter for which the Patent Committee has decision-making authority within [***] Business Days after it has met and attempted to reach such decision, [***] shall have the final decision making authority; provided that [***] shall consider in good faith the positions of [***] in making such final decision. For clarity, except as set forth in this Section 6.7, the Patent Committee shall not have any decision-making authority, shall not have any power to amend, modify, interpret or waive the terms of this Agreement, or to alter or waive compliance by a Party with a Party’s obligations under this Agreement.
6.8    Prosecution and Maintenance of Prothena Licensed Collaboration Patents and Licensed Program Patents. Following the Effective Date, the provisions of this Section 6.8 shall apply with respect to the Prothena Licensed Collaboration Patents and Licensed Program Patents.
6.8.1    Prothena Platform Patents. Prothena shall [***] Prosecute and Maintain the Prothena Platform Patents. All such Prosecution and Maintenance by Prothena shall be through patent counsel[***]. Prothena shall keep Celgene informed as to material developments with respect to the Prosecution and Maintenance of such Patents including by providing copies of all substantive office actions, examination reports, communications or any other substantive documents to or from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, derivations, post grant proceedings, oppositions or requests for patent term extensions. Prothena shall also provide Celgene with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Prothena Platform Patents prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments made by and actions recommended by Celgene, provided, however, that Celgene provides its comments reasonably in advance of any applicable filing deadlines.

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6.8.2    Other Prothena Licensed Collaboration Patents and Licensed Program Patents.
(a)    [***] First Right. [***] shall have the first right (but not the obligation) to Prosecute and Maintain the Prothena Licensed Collaboration Patents (other than Prothena Platform Patents), Licensed Program Patents, and Assigned Patents using patent counsel of [***]. [***] shall keep [***] informed as to material developments with respect to the Prosecution and Maintenance of such Patents including by providing copies of all substantive office actions, examination reports, communications or any other substantive documents to or from any patent office, including notice of all interferences, reissues, re-examinations, inter partes reviews, derivations, post grant proceedings, oppositions or requests for patent term extensions. [***] shall also provide [***] with a reasonable opportunity to comment substantively on the Prosecution and Maintenance of such Prothena Licensed Collaboration Patents (other than Prothena Platform Patents), Licensed Program Patents, and Assigned Patents prior to taking material actions (including the filing of initial applications), and will in good faith consider any comments made by and actions recommended by[***], provided, however, that [***] does so consistent with any applicable filing deadlines.
(b)    [***] Back-Up Right. If [***] in any country decides not to file a Prothena Licensed Collaboration Patent (other than Prothena Platform Patents), Licensed Program Patent, or Assigned Patents or intends to allow such Patent to lapse or become abandoned without having first filed a substitute, it shall notify and consult with [***] of such decision or intention at least [***] days prior to the date upon which the subject matter of such Patent shall become unpatentable or such Patent shall lapse or become abandoned, and, if [***], [***] shall thereupon have the right (but not the obligation) to assume the Prosecution and Maintenance thereof at [***] expense with counsel of its choice. [***].
6.8.3    Cooperation in Prosecution and Maintenance.
(a)    Further Assurances. If Celgene determines to undertake the Prosecution and Maintenance of a Prothena Licensed Collaboration Patent, Licensed Program Patent (other than a Prothena Platform Patent), or Assigned Patents in accordance with this Section 6.8, Prothena agrees to make its employees, agents and consultants reasonably available to Celgene (and to Celgene’s authorized attorneys, agents or representatives) to enable Celgene to undertake such Prosecution and Maintenance. In addition, Prothena shall (and shall cause its Affiliates and its and their employees, agents and consultants to) provide reasonable assistance to Celgene (and to Celgene’s authorized attorneys, agents or representatives) to enable Celgene to undertake such Prosecution and Maintenance, including by [***] and other documents for Celgene to undertake such Prosecution and Maintenance.
(b)    Assistance. The Parties shall reasonably cooperate with one another with respect to the Prosecution and Maintenance of the Prothena Licensed Collaboration Patents, Licensed Program Patents, and Assigned Patents for which either Party is responsible for Prosecution and Maintenance pursuant to this Section 6.8. [***], the Parties shall cooperate

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with one another to[***], in each case that are applicable to the Licensed Target or Licensed Program Antibody, as applicable, if practicable to[***].
6.8.4    Costs of Prosecution and Maintenance. Except as otherwise expressly set forth in this Section 6.8.4, each Party shall be responsible for all costs and expenses associated with its Prosecution and Maintenance activities under this Section 6.8 with respect to Prothena Licensed Collaboration Patents, Licensed Program Patents, and Assigned Patents for which it is responsible pursuant to Sections 6.8.1 or 6.8.2, as applicable. Notwithstanding the foregoing provisions of this Section 6.8.4, [***]. If any Prothena Licensed Collaboration Patents Licensed Program Patents, or Assigned Patents claim or cover[***], and such Prothena Licensed Collaboration Patent Licensed Program Patent, or Assigned Patents, as applicable, [***], then Prothena shall [***], and [***].
6.9    Enforcement of Prothena Licensed Collaboration Patents and Licensed Program Patents.
6.9.1    Notice. If any Party learns of an infringement or threatened infringement by a Third Party of any Prothena Licensed Collaboration Patent, Licensed Program Patent, Assigned Patent or Celgene Antibody Patent, in each case other than a Prothena Platform Patent, in the Territory (including in connection with any Biosimilar Application referencing a Licensed Product (regardless of whether such notice or copy is provided under any Applicable Laws) including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable) such Party shall promptly notify the other Party and shall provide such other Party with available evidence of such infringement, and following such notification, the Parties shall confer.
6.9.2    [***] First Right. Subject to the remaining provisions of this Section 6.9.2, [***] shall have the first right, but not the obligation, to institute, prosecute, and control any action or proceeding (which may include settlement or otherwise seeking to secure the abatement of such infringement) with respect to any infringement of any (i) Prothena Licensed Collaboration Patent or (ii) Licensed Program Patent or (iii) Assigned Patent, in each case other than a Prothena Platform Patent, (including in connection with any Biosimilar Application referencing a Licensed Product (regardless of whether such notice or copy is provided under any Applicable Laws), including under the BPCIA or the United States Patient Protection and Affordable Care Act or its successor provisions, or any similar provisions in a country outside the United States, as applicable), by counsel of its own choice, in [***] own name [***] and under [***] direction and control, including the right to control the defense of any challenges to such Patents as a counterclaim in such infringement proceeding as well as the defense of declaratory judgment actions. Prothena retains all rights to enforce the Prothena Platform Patents against any actual or threatened infringement.
6.9.3    [***] Back-Up Right. If [***] determines not to institute an action or proceeding with respect to a given infringement of any Prothena Licensed Collaboration Patent, Licensed Program Patent, or Assigned Patent pursuant to Section 6.9.2, it shall notify and consult

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with [***]of such decision, and, subject to the remaining provisions of this Section 6.9.3, [***] shall thereupon have the right (but not the obligation) to institute an action or proceeding with respect to such infringement of such Prothena Licensed Collaboration Patent, Licensed Program Patent, or Assigned Patent, as applicable, at [***] expense with counsel of its choice. Notwithstanding the foregoing provisions of this Section 6.9.3, if [***] has any reasonable grounds for believing that [***] exercise of its backup enforcement right with respect to any Patent as set forth in this Section 6.9.3 [***], then [***] shall not be permitted to enforce such Patent without the prior consent of[***], in [***] discretion.
6.9.4    [***]. Notwithstanding the foregoing Sections 6.9.2 and 6.9.3, the Parties must agree in writing prior to either Party initiating any action or proceeding with respect to any infringement of any Prothena Licensed Collaboration Patent or Licensed Program Patent with respect to[***].
6.9.5    Joinder. In the case of any enforcement action or proceeding set forth in Section [***] controlled by Celgene, Prothena will (and will cause its Affiliates to) join any such action or proceeding as a party at Celgene's expense (and Prothena will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding. Prothena may, at its option, participate in such enforcement action or proceeding at its own expense. In the case of any enforcement action or proceeding controlled by Prothena pursuant to Section[***], Celgene may, at its option, participate in such enforcement action or proceeding at its own expense. Celgene will join any such action or proceeding controlled by Prothena as a party at Prothena’s expense (and Celgene will use commercially reasonable efforts to cause any Third Party as necessary to join such action or proceeding as a party) if doing so is necessary for the purposes of establishing standing or is otherwise required by Applicable Law to pursue such action or proceeding. Celgene will bear all costs and expenses incurred by it arising out of such enforcement action or proceeding controlled by Celgene, and Prothena will bear all costs and expenses incurred by it arising out of such enforcement action or proceeding controlled by Prothena.
6.9.6    Consultation; Cooperation. The enforcing Party will keep the non-enforcing Party regularly informed of the status and progress of such enforcement efforts with respect to any Prothena Licensed Collaboration Patent, Licensed Program Patent, or Assigned Patent, in each case other than a Prothena Platform Patent. The enforcing Party shall consult with the non-enforcing Party and will take comments of the non-enforcing Party into good faith consideration with respect to the infringement or claim construction of any claim in any such Prothena Licensed Collaboration Patent, Licensed Program Patent, or Assigned Patent. The non-enforcing Party will provide to the enforcing Party reasonable cooperation in such enforcement, at such enforcing Party’s request and expense.
6.9.7    Settlement. A settlement or consent judgment or other voluntary final disposition of a suit with respect to the Prothena Licensed Collaboration Patents, Licensed Program Patents, or Assigned Patents, in each case other than a Prothena Platform Patent, under this Section 6.9 may be entered into without the consent of the Party not bringing suit; provided,

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however, that any such settlement, consent judgment or other disposition of any action or proceeding by the Party bringing suit under this Section 6.9 shall not, without the prior written consent of the Party not bringing suit, such consent not to be unreasonably withheld, (i) impose [***] liability or obligation on the Party not bringing suit or any of its Affiliates, (ii) conflict with [***] the subject matter claimed in the applicable Prothena Licensed Collaboration Patents, Licensed Program Patents, or Assigned Patents, (iii) [***], include the grant of any license, covenant or other rights to any Third Party that would conflict with [***] the rights or licenses granted to Celgene under this Agreement, the Master Collaboration Agreement, any other Global License Agreement or any U.S. License Agreement, or (iv)[***].
6.9.8    Costs and Recoveries. Except as otherwise set forth in this Section 6.9.8, each Party shall bear all of its costs incurred in connection with its activities under this Section 6.9.8. Any damages or other monetary awards recovered in any action, suit or proceeding brought under this Section 6.9.8 to the extent related to any Prothena Licensed Collaboration Patents, Licensed Program Patents, or Assigned Patents shall be shared as follows:
(a)    the amount of such recovery actually received by the Party controlling such action shall first be applied to reimburse costs and expenses incurred by each Party in connection with such action (including, for this purpose, [***]); and
(b)    any remaining proceeds shall be (i) for any action controlled by Celgene, retained by, or provided to, Celgene[***], and (ii) for any action controlled by Prothena, retained by, or provided to, Prothena[***].
6.9.9    Biosimilar Applications. Notwithstanding the foregoing provisions of this Section 6.9, if either Party receives a copy of a Biosimilar Application referencing a Licensed Product, whether or not such notice or copy is provided under any Applicable Laws (including under the BPCIA, the United States Patient Protection and Affordable Care Act, or its successor provisions, or any similar provisions in a country outside the United States, as applicable), or otherwise becomes aware that such a Biosimilar Application has been submitted to a Regulatory Authority for marketing authorization (such as in an instance described in 42 U.S.C. §262(l)(2)), the remainder of this Section 6.9.9 shall apply. Such Party shall promptly, but in any event within [***] Business Days, notify the other Party. The owner of the relevant Patents shall then seek permission to view the Biosimilar Application, information regarding the process or processes used to manufacture the product that is the subject of the Biosimilar Application, and related confidential information from the filer of the Biosimilar Application if necessary under 42 U.S.C. §262(l)(1)(B)(iii). If either Party receives any equivalent or similar communication or notice in the United States or any other jurisdiction, the Party receiving such communication or notice shall within [***] Business Days notify the other Party of such communication or notice to the extent permitted by Applicable Laws. Regardless of the Party that is the “reference product sponsor,” as defined in 42 U.S.C. §262(l)(1)(A), for purposes of such Biosimilar Application:
(a)    [***], the outside counsel and in-house counsel who shall receive confidential access to the Biosimilar Application, information regarding the process or processes

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used to manufacture the product that is the subject of the Biosimilar Application, and any related confidential information pursuant to 42 U.S.C. §262(l)(1)(B)(ii).
(b)    In each case, after consulting with [***] and considering [***] comments in good faith, [***] shall have the right to (a) list any patents, including those Patents within the Prothena IP, as required pursuant to 42 U.S.C. §262(l)(3)(A) or 42 U.S.C. §262(l)(7), (b) respond to any communications with respect to such lists from the filer of the Biosimilar Application, (c) negotiate with the filer of the Biosimilar Application as to whether to utilize a different mechanism for information exchange other than that specified in 42 U.S.C. §262(l)(1), and (d) as to the Patents that will be subject to the litigation procedure as described in 42 U.S.C. §262(l)(4), decide which Patent or Patents shall be selected for litigation under 42 U.S.C. §262(l)(5)(B)(i)(II), and commence such litigation under 42 U.S.C. §262(l)(6).[***].
(c)    [***].
(d)    [***] shall cooperate with [***] reasonable requests in connection with the foregoing activities to the extent required or permitted by Applicable Laws. [***] shall consult with [***] prior to identifying any Patents within the Prothena IP to a Third Party as contemplated by this Section 6.9.9. [***] shall consider in good faith advice and suggestions with respect thereto received from[***], and notify [***] of any such lists or communications promptly after they are made.
(e)    Each Party shall within [***] Business Days after receiving any notice of commercial marketing provided by the filer of a Biosimilar Application pursuant to 42 U.S.C. §262(l)(8)(A), notify the other Party. To the extent permitted by Applicable Law, [***] shall have the first right, but not the obligation, to seek an injunction against such commercial marketing as permitted pursuant to 42 U.S.C. §262(l)(8)(B) and to file an action for infringement.[***]. Except as otherwise provided in this Section 6.9.9, any such action shall be subject to the terms and conditions of Section 6.9.1 through 6.9.8.
(f)    The Parties recognize that procedures other than those set forth above in this Section 6.9.9 may apply with respect to Biosimilar Applications. In the event that the Parties determine that certain provisions of Applicable Laws in the United States or in any other country in the Territory apply to actions taken by the Parties with respect to Biosimilar Applications under this Section 6.9.8 in such country, the Parties shall comply with any such Applicable Laws in such country (and any relevant and reasonable procedures established by Parties) in exercising their rights and obligations with respect to Biosimilar Applications under this Section 6.9.9. Notwithstanding the provisions of this Section 6.9.9, nothing in this Section 6.9.9 shall grant any rights to Prothena with respect to any Celgene IP or Celgene Antibody IP.
6.10    Patent Term Extensions. Prothena shall reasonably cooperate with Celgene, including providing reasonable assistance to Celgene (including executing any documents as may reasonably be required), in efforts to seek and obtain patent term restoration or supplemental protection certificates or the like or their equivalents in any country in the Territory, where applicable to Prothena Licensed Collaboration Patents or Licensed Program Patents or any other

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Patents Controlled by Celgene (or any of its Affiliates), in each case other than a Prothena Platform Patent, including as may be available to the Parties under the provisions of the U.S. Drug Price Competition and Patent Term Restoration Act of 1984 or comparable laws outside the United States of America, in each case, in connection with any Licensed Product. In the event that elections with respect to obtaining such patent term restoration or supplemental protection certificates or the like or their equivalents are to be made in connection therewith, [***] shall have the right to make the election[***]. Without limiting the foregoing,[***].
6.11    Regulatory Data Protection. [***] (or its designee) shall have the sole right to list, with the applicable Regulatory Authorities in the Territory, all applicable Patents (including any Prothena Licensed Collaboration Patents or Licensed Program Patents) for any Licensed Product, including all so called “Purple Book” listings required under the U.S. Public Health Service Act, and all similar listings in any other relevant countries,[***]. For the avoidance of doubt, [***] will retain final decision-making authority as to the listing of all applicable Patents for any Licensed Product, regardless of which Party owns such Patent, and [***] shall reasonably assist [***] in connection therewith.
6.12    Matters Involving Joint Patents. The Prosecution and Maintenance, and the enforcement and defense, of any Joint Patents shall be jointly managed by the Parties through independent patent counsel (mutually agreed to by the Parties) jointly representing the Parties, including any costs and recoveries regarding same. Prior to either Party publishing any Joint Know-How, the Parties will discuss if a Joint Patent claiming such Joint Know-How should be filed.
6.13    Common Interest Agreement
. At the request of either Party, the Parties shall negotiate in good faith to enter into a common interest agreement to govern their discussion of Patent matters.
6.14    License Filing. At the request of[***],[***] shall, and shall cause its Affiliates to, assist in any license registration processes with applicable Governmental Authorities that may be available for the protection of [***] interests in this Agreement.
6.15    Defense of Claims Brought by Third Parties. If a Party becomes aware of any actual or potential claim that the Development, Manufacture or Commercialization of a Licensed Antibody or Licensed Product by or on behalf of Celgene pursuant to this Agreement infringes the intellectual property rights of any Third Party, such Party shall promptly notify the other Party. In any such instance, the Parties shall as soon as practicable thereafter meet to discuss in good faith regarding the best response to such notice; provided that Celgene shall have the final decision-making authority in connection therewith. Except as set forth in Section 9.2 (and without limiting Celgene’s rights under Section 9.2), Celgene shall have the sole right, but not the obligation, to defend and dispose of (including through settlement or license) such claim. [***].

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ARTICLE 7
CONFIDENTIALITY
7.1    Nondisclosure. Each Party agrees that a Party (the “Receiving Party”) receiving Confidential Information of the other Party (the “Disclosing Party”) pursuant to this Agreement shall (a) maintain in confidence such Confidential Information using not less than the efforts such Receiving Party uses to maintain in confidence its own proprietary information of similar kind and value, but in no event less than a reasonable degree of efforts, (b) not disclose such Confidential Information to any Third Party without the prior written consent of the Disclosing Party, except for disclosures expressly permitted pursuant to this Article 7, and (c) not use such Confidential Information for any purpose except those permitted by this Agreement, including, in the case of Celgene, the exercise of the rights and licenses granted to Celgene hereunder (it being understood that this clause (c) shall not create or imply any rights or licenses not expressly granted under this Agreement). The obligations of confidentiality, non-disclosure and non-use under this Section 7.1 shall be in full force and effect during the Term and for a period of [***] years thereafter. The Receiving Party will return all copies of or destroy (and certify such destruction in writing) the Confidential Information of the Disclosing Party disclosed or transferred to it by the other Party pursuant to this Agreement, within [***] days after the termination or expiration of this Agreement; provided, however, that a Party may retain (i) Confidential Information of the other Party to exercise rights and licenses which expressly survive such termination or expiration pursuant to this Agreement, and (ii) one (1) copy of all other Confidential Information in archives solely for the purpose of establishing the contents thereof. [***]. Without limiting the foregoing, [***] will keep confidential, and will cause its Affiliates and its and their employees, consultants, licensees, sublicensees, professional advisors and Affiliates to keep confidential, [***] on confidentiality terms at least as protective as the confidentiality provisions of this Agreement (without regard to Section 7.3).
7.2    Licensed Program Specific Confidential Information. Notwithstanding anything to the contrary contained herein, the Parties agree and acknowledge that any Licensed Program Specific IP shall be deemed to be Confidential Information of Celgene (without regard to Section 7.3), and Celgene shall be deemed to be the Disclosing Party with respect to the Licensed Program Specific IP. As used herein, (a) the term “Licensed Program Specific IP” means,[***]; and (b) the term “Licensed Program Non-Specific IP” means all Prothena Platform Technology within the Prothena Licensed Collaboration Know-How, and other Prothena Licensed Collaboration Know-How and Licensed Program Know-How other than Licensed Program Specific IP. For clarity, Licensed Program Non-Specific IP shall be deemed to be the Confidential Information of Prothena.

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7.3    Exceptions.
7.3.1    General. The obligations in Section 7.1 shall not apply with respect to any portion of the Confidential Information of the Disclosing Party that the Receiving Party can show by competent written proof:
(a)    was known to the Receiving Party or any of its Affiliates, without any obligation to keep it confidential or any restriction on its use, prior to disclosure by the Disclosing Party;
(b)    is subsequently disclosed to the Receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof and without any obligation to keep it confidential or any restriction on its use;
(c)    is published by a Third Party or otherwise becomes publicly available or enters the public domain, either before or after it is disclosed to the Receiving Party, without any breach by the Receiving Party of its obligations hereunder;
(d)    is published by a Party in accordance with Section 7.8 without any breach by such Party of its obligations hereunder; or
(e)    is independently developed by or for the Receiving Party or its Affiliates without reference to or reliance upon the Disclosing Party’s Confidential Information.
Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.
7.4    Authorized Disclosure.
7.4.1    Disclosure. Notwithstanding Section 7.1, the Receiving Party may disclose Confidential Information belonging to the Disclosing Party in the following instances:
(a)    subject to Section 7.6, to comply with Applicable Law (including the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”) or any national securities exchange) or with judicial process (including prosecution or defense of litigation), if, in the reasonable opinion of the Receiving Party’s counsel, such disclosure is necessary for such compliance or for such judicial process (including prosecution or defense of litigation);
(b)    is disclosed to governmental or other regulatory agencies in order to obtain Patents or to gain or maintain approval to conduct Clinical Trials or to market Licensed Product under this Agreement, in each case, in accordance with this Agreement, but such disclosure shall only be to the extent reasonably necessary to obtain Patents or authorizations,

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and provided that reasonable steps are taken to ensure confidential treatment of such Confidential Information (if available);
(c)    to any of its officers, employees, consultants, agents or Affiliates (including, (i)[***], (ii) in the case of either Party, to such Party’s subcontractors for purpose of such subcontractor performing obligations of such Party under this Agreement) as it deems necessary or advisable in the course of conducting activities in accordance with this Agreement in order to carry out its responsibilities or exercise its rights under this Agreement (including the exercise of the rights and licenses granted to the relevant Party hereunder), and (iii) in the case of either Party, to such Party’s actual or potential acquirers; provided that each such disclosee is bound by written confidentiality obligations and non-use obligations no less restrictive than those set forth in this ARTICLE 7 to maintain the confidentiality thereof and not to use such Confidential Information except as expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 7.4.1(c), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.4.1(c) to treat such Confidential Information as required under this ARTICLE 7; and
(d)    disclosure, solely on a “need to know basis” to its advisors (including attorneys and accountants) in connection with activities hereunder; provided that, prior to any such disclosure, each disclosee must be bound by written obligations of confidentiality, non-disclosure and non-use no less restrictive than the obligations set forth in this ARTICLE 7 (provided, however, that in the case of legal advisors, no written agreement shall be required), which for the avoidance of doubt, will not permit use of such Confidential Information for any purpose except those expressly permitted by this Agreement; provided, however, that, in each of the above situations in this Section 7.4.1(d), the Receiving Party shall remain responsible for any failure by any Person who receives Confidential Information from such Receiving Party pursuant to this Section 7.4.1(d) to treat such Confidential Information as required under this Article 7.
7.4.2    Terms of Disclosure. If and whenever any Confidential Information is disclosed in accordance with this Section 7.4, such disclosure shall not cause any such information to cease to be Confidential Information except to the extent that such disclosure results in a public disclosure of such information (other than by breach of this Agreement). Where reasonably possible and subject to Section 7.6, the Receiving Party shall notify the Disclosing Party of the Receiving Party’s intent to make any disclosures pursuant to Section 7.4.1(a) sufficiently prior to making such disclosure so as to allow the Disclosing Party adequate time to take whatever action it may deem appropriate to protect the confidentiality of the information, and the Receiving Party will provide reasonable assistance to the Disclosing Party with respect thereto; provided that, in such event, the Receiving Party will use reasonable measures to ensure confidential treatment of such information and shall only disclose such Confidential Information of the Disclosing Party as is necessary for the purposes of Section 7.4.1(a), as applicable.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.4.3    Licensed Program Specific IP. [***] shall not disclose the Licensed Program Specific IP without the prior written consent of[***], other than pursuant to Section 7.4.1.
7.5    Terms of this Agreement. The Parties agree that this Agreement and the terms hereof shall be deemed to be Confidential Information of both Prothena and Celgene, and each Party agrees not to disclose any of them without the prior written consent of the other Party, except that each Party may disclose any of them in accordance with the provisions of Sections 7.4 and/or 7.6, as applicable.
7.6    Securities Filings; Disclosure under Applicable Law. Each Party acknowledges and agrees that the other Party may submit this Agreement to (or file this Agreement with) the SEC or any national securities exchange in any jurisdiction (collectively, the “Securities Regulators”), or to other Persons as may be required by Applicable Law, and if a Party does submit this Agreement to (or file this Agreement with) any Securities Regulators, or other Persons as may be required by Applicable Law, such Party agrees to consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement. Notwithstanding the foregoing, if a Party is required by Applicable Law or any Securities Regulator to make a disclosure of the terms of this Agreement in a filing or other submission as required by Applicable Law or Securities Regulator, and (a) such Party has provided copies of the disclosure to the other Party reasonably in advance of such filing or other disclosure under the circumstances, (b) such Party has promptly notified the other Party in writing of such requirement and any respective timing constraints, and (c) such Party has given the other Party a reasonable time under the circumstances from the date of notice by such Party of the required disclosure to comment upon and request confidential treatment for such disclosure, then such Party will have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by Applicable Law or Securities Regulator. Notwithstanding the foregoing, it is hereby understood and agreed that if a Party seeks to make a disclosure as required by Applicable Law or Securities Regulator as set forth in this Section 7.6, and the other Party provides comments within the respective time periods or constraints specified herein or within the respective notice, the Party seeking to make such disclosure or its counsel, as the case may be, will in good faith consider incorporating such comments.
7.7    Publicity.
7.7.1    Press Release; Public Statements. Subject to Section 7.4, 7.6 and this Section 7.7, Prothena agrees not to (and shall cause its Affiliates not to) issue any press release or other public statement disclosing this Agreement, the activities hereunder, or the transactions contemplated hereby, unless such press release or other public statement is approved by Celgene in writing; provided that Prothena shall be authorized to make any disclosure, without the approval of Celgene, that is required by Applicable Laws (including the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended) or the rules of any Securities Regulator, or by judicial process, subject to and in accordance with Sections 7.4 and 7.6, as applicable. Without limiting the foregoing, and subject to the foregoing proviso, in

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

the event that Prothena desires to issue an initial press release regarding the execution of this Agreement, Prothena shall have the right to do so provided that [***]. For the avoidance of doubt,[***].
7.7.2    Additional Restrictions on Disclosure. Without limiting any other restrictions on disclosure set forth in this Article 7 with respect to any press release or other public statement proposed to be made by Prothena, if such press release or public statement discloses, with respect to such Licensed Program, [***], such press release or other public statement may not be issued without Celgene’s prior written consent, except, for such disclosures by Prothena as required by Applicable Law or Securities Regulators (solely and to the extent Prothena’s counsel determines such disclosure is required by Applicable Law or Securities Regulators); provided that (i) in such case Prothena shall use reasonable efforts to afford Celgene a reasonable period of time to review any such disclosure and any comments made by Celgene will be considered in good faith and (ii) any information that has been previously publicly disclosed in accordance with this Agreement may be disclosed again as long as such disclosure does not exceed the scope of such prior public disclosure. Subject to the foregoing, in the event Celgene proposes that Prothena use specific wording or language with respect thereto, Prothena shall in good faith consider incorporating such wording or language.
7.7.3    Previously Issued Public Statements. The contents of any press release or other public statement that has been reviewed and approved by a reviewing Party may be re-released by the publishing Party or by such reviewing Party without a requirement for re-approval.
7.8    Permitted Publications of Results.
7.8.1    Publication. In the event Prothena (the “Publishing Party”) desires to publish or present any information (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) with respect to the results of the Licensed Program (including the results of a Phase 1 Clinical Trial under the Licensed Program), or with respect to the Licensed Target, any Licensed Antibody or Licensed Product, the Publishing Party shall provide Celgene with a copy of such proposed publication or presentation no less than [***] days (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if required due to circumstances outside of the Publishing Party’s control) prior to its intended submission for publication or public disclosure. For the avoidance of doubt, the foregoing shall apply with respect to each proposed publication or presentation regardless of whether a prior publication or presentation was provided (e.g., if an abstract is provided in accordance with this Section 7.8.1 and the Publishing Party wishes to publish the corresponding full manuscript, the full manuscript must be provided to Celgene pursuant to this Section 7.8.1). Celgene shall respond in writing promptly and in no event later than [***] days after receipt of the proposed material (provided that the other Party shall use Commercially Reasonable Efforts to accommodate a shorter time period if notified by the Publishing Party and required due to circumstances outside of the Publishing Party’s control), with one or more of the following:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(a)    comments on the proposed material, which the Publishing Party shall consider in good faith; and/or
(b)    a specific statement of concern, based upon the need to seek patent protection or to block publication or public disclosure (including publications in journals, posters, presentations at conferences and abstracts submitted in advance of conferences) if Celgene reasonably determines that the proposed disclosure is intellectual property that should be maintained as a trade secret to protect the Licensed Target or any Licensed Antibody and/or Licensed Product, in which event the Publishing Party agrees not to submit such publication or make such presentation that contains such information until:
(i)    with respect to publication or presentation of Licensed Program Non-Specific IP, Celgene is given [***], to seek patent protection for any such Licensed Program Non-Specific IP in such publication or presentation which it believes is patentable or to resolve any other issues, or
(ii)    with respect to publication or presentation of Licensed Program Specific IP, [***] for Celgene to (x) enable further development and optimization of such Licensed Program Specific IP (including related Licensed Antibodies and Licensed Products), (y) seek patent protection for any such Licensed Program Specific IP in such publication or presentation which it believes is patentable or (z) resolve any other issues; and/or
(c)    an identification of Celgene’s Confidential Information that is contained in the material reviewed, which the Publishing Party shall remove, if requested by Celgene.
    Notwithstanding the foregoing or anything to the contrary contained herein, the restrictions set forth in this Section 7.8.1 shall not apply to publications or presentations by Celgene (or its Affiliates or sublicensees) and Celgene (and its Affiliates and sublicensees) shall be free to make publications and presentations with respect to results of the Licensed Program, the Licensed Target, Licensed Antibody and/or Licensed Product without the prior review or consent of Prothena.
7.8.2    Re-Publication; Re-Presentation. The contents of any publication or presentation that has been reviewed and approved by a reviewing Party may be re-released by the Publishing Party or the reviewing Party without a requirement for re-approval.
7.9    Use of Names. Except as otherwise expressly set forth herein, no Party (or its respective Affiliates) shall use the name, trademark, trade name or logo of the other Party or its Affiliates, or its or their respective employee(s) in any publicity, promotion, news release or other public disclosure relating to this Agreement or its subject matter, without the prior written permission of the other Party; provided that such permission shall not be required to the extent use thereof may be required by Applicable Law, including the rules of any securities exchange or market on which a Party’s (or its Affiliate’s) securities are listed or traded.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

7.10    Clinical Trials Registry. Celgene (and its Affiliates and designees) shall have the right to publish registry information and summaries of data and results from any Clinical Trials conducted in connection with activities under this Agreement, on its clinical trials registry or on a government-sponsored database such as www.clinicaltrials.gov, without requiring the consent of Prothena. The Parties shall reasonably cooperate if required or reasonably requested by Celgene in order to facilitate any such publication by Celgene (and its Affiliates and designees).
7.11    Relationship to Master Collaboration Agreement. Except as otherwise expressly stated in this ARTICLE 7, this Agreement supersedes the provisions of Article 8 of the Master Collaboration Agreement with respect to any Confidential Information related to the Licensed Program, the Licensed Target, Licensed Antibodies or Licensed Products (the “Licensed Program Confidential Information”); provided that, except as otherwise set forth herein, all “Confidential Information” of the “Disclosing Party” thereunder that is Licensed Program Confidential Information shall be deemed Confidential Information of the Disclosing Party hereunder and shall be subject to the terms and conditions of this Agreement and the “Receiving Party” shall be bound by and obligated to comply with such terms and conditions as if they were the Receiving Party hereunder, subject in all cases to Section 7.2. The foregoing shall not be interpreted as a waiver of any remedies available to the “Disclosing Party” as a result of any breach, prior to the Effective Date, by the “Receiving Party”, of its obligations pursuant to Article 8 of the Master Collaboration Agreement.
ARTICLE 8
REPRESENTATIONS AND WARRANTIES; COVENANTS
8.1    Representations and Warranties of Both Parties. Each Party hereby represents and warrants to the other Party, as of the Effective Date, that:
(a)    such Party is duly organized, validly existing and in good standing under the Applicable Law of the jurisdiction of its formation and has full corporate power and authority to enter into this Agreement, and to carry out the provisions hereof;
(b)    such Party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;
(c)    this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with its terms, except to the extent that enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other similar laws of general application affecting the rights and remedies of creditors, or (ii) laws governing specific performance, injunctive relief and other equitable remedies;
(d)    the execution, delivery and performance of this Agreement by such Party does not breach or conflict with any agreement or any provision thereof, or any instrument or understanding, oral or written, to which such Party (or any of its Affiliates) is a party or by

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

which such Party (or any of its Affiliates) is bound, nor violate any Applicable Law of any Governmental Authority having jurisdiction over such Party (or any of its Affiliates);
(e)    no government authorization, consent, approval, license, exemption of or filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, under any Applicable Law currently in effect, is or will be necessary for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Development or Commercialization activities, including conducting Clinical Trials, seeking, obtaining, or maintaining Regulatory Approvals or applicable Regulatory Materials, or Manufacturing or (ii) as set forth in Section 3.2 of the Master Collaboration Agreement; and
(f)    it has obtained all necessary authorizations, consents and approvals of any Third Party that is required to be obtained by it as of the Effective Date for, or in connection with, the transaction contemplated by this Agreement, or for the performance by it of its obligations under this Agreement, except (i) as may be required to conduct Development or Commercialization activities, including conducting Clinical Trials, seeking, obtaining, or maintaining Regulatory Approvals or applicable Regulatory Materials, or Manufacturing or (ii) as set forth in Section 3.2 of the Master Collaboration Agreement.
8.2    Representations and Warranties of Prothena. Except as set forth on Schedule 8.2, Prothena hereby represents and warrants to Celgene, as of the Effective Date, that:
(a)    Schedules 1.57(b) and 1.74 contain a complete and accurate list of all Patents included in the Prothena IP that claim or cover any Licensed Target, Licensed Antibodies or Licensed Products, including the composition or use of any of the foregoing, and Prothena Controls all such Patents. Except for the Prothena IP, (i) Prothena and its Affiliates do not own or control (by license or otherwise), as of the Effective Date, any Patent or Know-How that is necessary or useful to Develop, Manufacture or Commercialize the Licensed Target, Licensed Antibodies or Licensed Products and (ii) no other Know-How or Patents arose from, or were used in, the performance of the Licensed Program under the Master Collaboration Agreement. To Prothena’s and its Affiliates’ actual knowledge, all issued Patents within the Prothena IP are in full force and effect, and are not invalid or unenforceable, in whole or in part;
(b)    no claim has been issued or served, or written threat of a claim or litigation made by any Person, against Prothena or its Affiliates that alleges that any Prothena IP is invalid or unenforceable;
(c)    neither Prothena nor its Affiliates own or otherwise control (through license or otherwise) any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, other than the Licensed Program Antibodies (all of which are set forth on Schedule 1.55) and the Licensed Program Products;
(d)    [***];

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(e)    neither Prothena nor its Affiliates are subject to any payment obligations to Third Parties as a result of the execution or performance of this Agreement, or the research, development, manufacture or commercialization of the Licensed Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target;
(f)    Prothena has the full right and authority to grant all of the rights and licenses granted to Celgene (or purported to be granted to Celgene) hereunder; and neither Prothena nor its Affiliates have granted any right or license to any Third Party relating to any of the Prothena IP or any other Licensed Program Asset, Licensed Target or Antibody (or any products constituting, incorporating, comprising or containing any such Antibody) that Targets the Licensed Target, that would conflict with [***] any of the rights or licenses granted to Celgene hereunder;
(g)    Prothena is the sole and exclusive owner of the Prothena IP, except for the Prothena Licensed Collaboration IP that is licensed to Prothena (or its Affiliates) pursuant to the In-License Agreements set forth on Schedule 1.50. All Affiliates of Prothena have [***] licensed or assigned all of their right, title and interest in and to the Prothena IP to Prothena. Neither Prothena nor its Affiliates have granted any mortgage, pledge, claim, security interest, lien or other charge of any kind on the Prothena IP or other Licensed Program Asset, and the Prothena IP and the other Licensed Program Assets are free and clear of any mortgage, pledge, claim, security interest, lien or charge of any kind;
(h)    neither Prothena nor its Affiliates have received any written notice of any claim that any Patent or Know-How (including any trade secret right) owned or controlled by a Third Party would be infringed or misappropriated by the Development, Manufacture, or Commercialization of the Licensed Target, any Licensed Antibody or any Licensed Product;
(i)    to Prothena’s and its Affiliates’[***], (i) [***] and (ii)[***];
(j)    there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Prothena’s or its Affiliates’ knowledge, threatened against Prothena or its Affiliates which would reasonably be expected to adversely affect or restrict the ability of Prothena to consummate or perform the transactions contemplated under this Agreement, or which would affect the Prothena IP or other Licensed Program Assets, or Prothena’s Control thereof, or the Licensed Target or any Licensed Antibody or Licensed Product;
(k)    neither Prothena nor its Affiliates have issued a claim against a Third Party alleging that a Third Party is infringing or has infringed or misappropriated any Prothena IP, and, to Prothena’s and its Affiliates’ actual knowledge, no issued Patents within the Prothena IP are being infringed and no trade secrets within the Prothena IP are being misappropriated by any Third Party;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(l)    neither Prothena nor its Affiliates have employed or otherwise used in any capacity, the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 U.S.C. § 335a, or any foreign equivalent thereof, with respect to the Licensed Target, the Licensed Antibodies or Licensed Products or otherwise in performing any portion of the Licensed Program. All Manufacture and Development (including non-clinical studies and Clinical Studies) related to the Licensed Target, Licensed Antibodies or Licensed Products conducted by or on behalf of Prothena or its Affiliates prior to the Effective Date (including the conduct of the Licensed Program under the Master Collaboration Agreement) has been conducted in accordance with all Applicable Laws (including, to the extent applicable, GCP, GLP and GMP);
(m)    neither Prothena nor its Affiliates have entered into any agreement under which Prothena or its Affiliates (i) has obtained a license or sublicense of rights from a Third Party to the Licensed Target, or to any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, or to any Prothena IP, except for the In-License Agreements set forth on Schedule 1.50, or (ii) has granted a license, sublicense, option or right to a Third Party that remains in effect as of the Effective Date to research, develop, manufacture or commercialize the Licensed Target or any Antibodies (or any products constituting, incorporating, comprising or containing any such Antibody) that Target the Licensed Target, except with respect to licenses or rights granted pursuant to the agreements set forth on Schedule 1.50 that were entered into in the ordinary course of business [***]. The agreements set forth on Schedule 1.50 do not conflict with [***] the rights or licenses granted to Celgene hereunder;
(n)    other than the Existing Program Agreements, Prothena (or its Affiliates, as applicable) has not entered into any agreement relating to the Development, Manufacture, Commercialization or other exploitation of the Licensed Target, Licensed Antibodies or Licensed Products, or the Prothena IP;
(o)    with respect to each Existing Program Agreement and In-License Agreement, (i) it is in full force and effect; (ii) Prothena (or its Affiliate, as applicable) is not in breach thereof; (iii) Prothena (or its Affiliate, as applicable) has not received any notice from the counterparty to such Existing Program Agreement or In-License Agreement, as applicable, of Prothena’s (or its Affiliate’s, as applicable) breach or notice of threatened breach by Prothena (or its Affiliate, as applicable) thereof and (iv) Prothena has provided Celgene with a [***] copy of each Existing Program Agreement and In-License Agreement;
(p)    Prothena has disclosed to Celgene all material information and data, and all material correspondences to/from any Regulatory Authority, existing as at the Effective Date in the possession or control of Prothena or its Affiliates, in each case related to the Licensed Program, Licensed Target, Licensed Antibodies or Licensed Products;
(q)    the Licensed Program Inventory to be provided to Celgene hereunder was (and at all times up until delivery of such Licensed Program Inventory hereunder shall remain) manufactured, packaged, labeled, tested, stored and handled in accordance with all

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Applicable Laws (including GMPs), and specifications therefor, and such Licensed Program Inventory is not adulterated or misbranded under Applicable Law and is not an article that could not, under the provisions of the Applicable Law, be introduced into interstate commerce. All such Licensed Program Inventory is free and clear of all encumbrances (including through lien, charge, security interest, mortgage, encumbrance or otherwise); and
(r)    other than the Existing IND, Prothena has not obtained, or filed, any INDs, MAAs or Regulatory Approvals or any other form of regulatory application for approval of Clinical Trials, marketing or other purpose, for any Licensed Antibodies or Licensed Products and, to Prothena’s and its Affiliates’ actual knowledge, no other Person has obtained, or filed for, any such INDs, MAAs or Regulatory Approvals. The Existing IND is in full force and good standing, and neither Prothena nor its Affiliates have received any notice in writing, or otherwise has knowledge of any facts, which have, or reasonably could have, led Prothena to believe that the Existing IND is not currently in, or may not remain in, good standing with the FDA or other applicable Regulatory Authority.
8.3    Additional Representations, Warranties and Covenants of Prothena. Prothena hereby further represents, warrants and covenants to Celgene that:
8.3.1    With respect to the In-License Agreements, (a) Prothena (or its Affiliates, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the breach or termination, of any In-License Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each In-License Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each In-License Agreement in full force and effect. Prothena shall, or shall cause its Affiliates to, as applicable, enforce its rights under each In-License Agreement to the extent necessary to preserve Celgene’s rights under this Agreement. Prothena shall not, and shall cause its Affiliates not to,[***]. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the In-License Agreements or notice of termination of any In-License Agreement.
8.3.2    With respect to the Existing Program Agreements, (a) Prothena (or its Affiliates, as applicable) shall not breach, or commit any acts or permit the occurrence of any omissions that would cause the breach or termination, of any Existing Program Agreement and (b) Prothena shall (or shall cause its Affiliates to, as applicable) satisfy all of its obligations under each Existing Program Agreement in all material respects and shall, or shall cause its Affiliates to, as applicable, maintain each Existing Program Agreement in full force and effect, unless Prothena otherwise obtains Celgene’s prior written consent (such consent not to be unreasonably withheld). Prothena shall, or shall cause its Affiliates to, as applicable, enforce its rights under each Existing Program Agreement to the extent necessary to preserve Celgene’s rights under this Agreement. Prothena shall not, and shall cause its Affiliates not to,[***]. [***], Prothena shall not, and shall cause its Affiliates not to assign or otherwise transfer any Existing Program Agreement. Prothena will provide Celgene with prompt written notice of any claim of a breach of which it is aware under any of the Existing Program Agreements or notice of termination of any Existing Program Agreement.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

8.3.3    In-License Agreements. [***] on case-by-case basis, Prothena shall (or shall cause its Affiliates to, as applicable) execute a written agreement, in a form reasonably acceptable to Celgene, with each Third Party that is a counterparty to the applicable In-License Agreement (each such counterparty, a “Prothena Licensor”) within [***] days after the date of such request, pursuant to which (a) in the event of an early termination of such In-License Agreement, [***], (b)[***], and (c)[***].
8.3.4    Notwithstanding anything to the contrary contained herein, [***].
8.3.5    Prothena shall promptly notify Celgene in writing if any Patents in the Prothena IP that claim or cover any Licensed Target, Licensed Antibodies or Licensed Products, including the composition or use of any of the foregoing, becomes known to Prothena that are not listed on Schedule 1.57(b) or 1.74.
8.4    Representations and Warranties of Celgene. Except as set forth on Schedule 8.4, Celgene hereby represents and warrants to Prothena, as of the Effective Date, that:
8.4.1    there are no claims, judgments, settlements, litigations, suits, actions, disputes, arbitration, judicial or legal administrative or other proceedings or governmental investigations pending or, to Celgene’s actual knowledge, threatened against Celgene which would reasonably be expected to adversely affect or restrict the ability of Celgene to consummate or perform the transactions contemplated under this Agreement.
8.5    Covenants.
8.5.1    Mutual Covenants. Each Party hereby covenants to the other Party that:
(a)    such Party and its Affiliates shall perform its activities pursuant to this Agreement in compliance (and shall ensure compliance by any of its subcontractors) with all Applicable Laws, including, to the extent applicable, GCP, GLP and GMP; and
(b)    such Party and its Affiliates shall not employ or otherwise use in any capacity the services of any Person suspended, proposed for debarment or debarred under United States law, including under 21 U.S.C § 335a, or any foreign equivalent thereof, with respect to the Licensed Target, the Licensed Antibodies or Licensed Products or in performing any activities, including Development Activities, under this Agreement. All Manufacture and Development (including non-clinical studies and Clinical Trials) related to the Licensed Target, Licensed Antibodies or Licensed Products conducted by or on behalf of each Party or its Affiliates under this Agreement after the Effective Date (including the conduct of Manufacturing for Clinical Trials) shall be conducted in accordance with all Applicable Laws (including, to the extent applicable, GCP, GLP, and GMP).
8.5.2    Prothena Covenants. Prothena hereby covenants to Celgene that:
(a)    Neither Prothena nor its Affiliates shall grant any right or license to any Third Party relating to any of the intellectual property rights it owns or Controls

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(including the Prothena IP and other Licensed Program Assets), or otherwise with respect to any Licensed Antibody, Licensed Product or Diagnostic Product which conflict with[***] any of the rights or licenses granted to Celgene hereunder; and
(b)    Except with respect to the performance of the Prothena Ongoing Program Activities in accordance with Section 2.2 (or as otherwise expressly agreed to by Celgene in writing, including as set forth in Section 2.2(c)), neither Prothena nor its Affiliates shall use (and neither shall grant any Third Party the right to use) any Licensed Antibodies, Licensed Products or Diagnostic Products for any purposes in the Territory.
8.6    Disclaimer. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER PARTY MAKES ANY REPRESENTATIONS OR EXTENDS ANY WARRANTY OF ANY KIND, EITHER EXPRESS OR IMPLIED (AND EACH PARTY HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES NOT EXPRESSLY PROVIDED IN THIS AGREEMENT), INCLUDING WITH RESPECT TO ANY PATENTS OR KNOW-HOW, OR MATERIALS, INCLUDING WARRANTIES OF VALIDITY OR ENFORCEABILITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR USE OR PURPOSE, PERFORMANCE, AND NONINFRINGEMENT OF ANY THIRD PARTY PATENTS OR OTHER INTELLECTUAL PROPERTY RIGHTS. WITHOUT LIMITING THE FOREGOING, NEITHER PARTY MAKES ANY REPRESENTATION, WARRANTY OR GUARANTEE THAT THE LICENSED PROGRAM WILL BE SUCCESSFUL, OR THAT ANY OTHER PARTICULAR RESULTS WILL BE ACHIEVED WITH RESPECT TO THE LICENSED PROGRAM, THE LICENSED TARGET, ANY LICENSED ANTIBODY OR ANY LICENSED PRODUCT HEREUNDER.
ARTICLE 9
INDEMNIFICATION; INSURANCE
9.1    Indemnification by Celgene. Celgene shall indemnify, defend and hold harmless Prothena and its Affiliates and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Prothena Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:
(a)    the gross negligence or willful misconduct of Celgene or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Celgene’s performance of its obligations under this Agreement;
(b)    any breach by Celgene of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or
(c)    any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of the Licensed Antibodies and Licensed Products in the Territory by or on behalf of Celgene or its Affiliates or Sublicensees during the Term;

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Prothena has an indemnification obligation pursuant to Section 9.2(a) or (b) for such Third Party Damages.
9.2    Indemnification by Prothena. Prothena shall indemnify, defend and hold harmless Celgene, its Affiliates and its and their respective directors, officers, employees, agents, successors and assigns (collectively, the “Celgene Indemnitees”), from and against any and all Third Party Damages to the extent arising out of or relating to, directly or indirectly, any Third Party Claim based upon:
(a)    the gross negligence or willful misconduct of Prothena or its Affiliates or its or their respective directors, officers, employees or agents, in connection with Prothena’s performance of its obligations under this Agreement;
(b)    any breach by Prothena of any of its representations, warranties, covenants, agreements or obligations under this Agreement; or
(c)    any claim for personal injury or death arising out of the Development, Manufacture or Commercialization of the Licensed Antibodies (including Reversion Antibodies) and Licensed Products (including products containing Reversion Antibodies) by or on behalf of Prothena or its Affiliates or sublicensees;
in each case (a)-(c), provided, however, that such indemnity shall not apply to the extent Celgene has an indemnification obligation pursuant to Section 9.1(a) or (b) for such Third Party Damages.
9.3    Procedure. If a Party is seeking indemnification under Section 9.1 or 9.2, as applicable (the “Indemnitee”), it shall inform the other Party (the “Indemnitor”) of the claim giving rise to the obligation to indemnify pursuant to Section 9.1 or 9.2, as applicable, as soon as reasonably practicable after receiving notice of the claim (provided, however, any delay or failure to provide such notice shall not constitute a waiver or release of, or otherwise limit, the Indemnitee’s rights to indemnification under Section 9.1 or 9.2, as applicable, except to the extent that such delay or failure materially prejudices the Indemnitor’s ability to defend against the relevant claims). The Indemnitor shall have the right to assume the defense of any such claim for which the Indemnitee is seeking indemnification pursuant to Section 9.1 or 9.2, as applicable. The Indemnitee shall cooperate with the Indemnitor and the Indemnitor’s insurer as the Indemnitor may reasonably request, and at the Indemnitor’s cost and expense. The Indemnitee shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the Indemnitor. The Indemnitor shall not settle any claim without the prior written consent of the Indemnitee, not to be unreasonably withheld; provided, however, that the Indemnitor shall not be required to obtain such consent if the settlement (i) involves only the payment of money and will not result in the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) becoming subject to injunctive or other similar type of relief, (ii) does not require an admission by the Indemnitee (or other Prothena Indemnitees or Celgene Indemnitees, as applicable) and (iii) does not adversely

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affect the rights or licenses granted to the Indemnitee (or its Affiliate) under this Agreement. The Indemnitee shall not settle or compromise any such claim without the prior written consent of the Indemnitor, which it may provide in its sole discretion. If the Parties cannot agree as to the application of Section 9.1 or 9.2, as applicable, to any claim, pending resolution of the dispute pursuant to Section 11.8 the Parties may conduct separate defenses of such claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 9.1 or 9.2, as applicable, upon resolution of the underlying claim. In each case, the Indemnitee shall reasonably cooperate with the Indemnitor, and shall make available to the Indemnitor all pertinent information under the control of the Indemnitee, which information shall be subject to Article 7.
9.4    Insurance. During the Term and for a period of [***] years thereafter, each Party shall maintain, at its cost, a program of insurance and/or self-insurance against liability and other risks associated with its activities and obligations under this Agreement (including, with respect to its Clinical Trials), and its indemnification obligations hereunder, in such amounts, subject to such deductibles and on such terms as are customary for such Party for the activities to be conducted by it under this Agreement. It is understood that such insurance shall not be construed to create a limit on either Party’s liability with respect to its indemnification obligations under this Article 9, or otherwise.
9.5    LIMITATION OF LIABILITY. NEITHER PROTHENA NOR CELGENE, NOR ANY OF THEIR RESPECTIVE AFFILIATES, WILL BE LIABLE TO THE OTHER PARTY OR ITS AFFILIATES UNDER OR IN CONNECTION WITH THIS AGREEMENT FOR ANY INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR PUNITIVE OR EXEMPLARY DAMAGES (INCLUDING LOST PROFITS OR LOST REVENUES), WHETHER LIABILITY IS ASSERTED IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND STRICT PRODUCT LIABILITY), INDEMNITY, CONTRIBUTION OR OTHERWISE, AND IRRESPECTIVE OF WHETHER THAT PARTY OR ANY REPRESENTATIVE OF THAT PARTY HAS BEEN ADVISED OF, OR OTHERWISE MIGHT HAVE ANTICIPATED THE POSSIBILITY OF, ANY SUCH LOSS OR DAMAGE. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 9.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTIONS 9.1 OR 9.2 IN CONNECTION WITH ANY THIRD PARTY CLAIMS[***].
ARTICLE 10
TERM AND TERMINATION
10.1    Term; Expiration.
10.1.1    Term. Subject to Section 3.2 of the Master Collaboration Agreement, this Agreement shall become effective on the Effective Date and, unless earlier terminated in accordance with this Article 10, shall remain in effect until it expires as follows (the “Term”):

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

(a)    on a Licensed Product-by-Licensed Product and country-by-country basis, this Agreement shall expire on the date of the expiration of the Royalty Term with respect to such Licensed Product in such country; and
(b)    in its entirety upon the expiration of all applicable Royalty Terms under this Agreement with respect to all Licensed Products in all countries in the Territory.
10.1.2    Effect of Expiration. After the expiration of the Term pursuant to Section 10.1.1 above, the following terms shall apply:
(a)    Licenses after Licensed Product Expiration. After expiration of the Term with respect to a given Licensed Product in a given country pursuant to Section 10.1.1(a), the licenses set forth in Section 6.1 with respect to such Licensed Product (and the Licensed Antibody contained therein) and related Diagnostic Products in such country will automatically become fully paid-up, perpetual, irrevocable and royalty-free.
(b)    Licenses after Expiration of Agreement. After expiration of the Term with respect to this Agreement in its entirety pursuant to Section 10.1.1(b), all licenses set forth in Section 6.1 will automatically become fully paid-up, perpetual, irrevocable and royalty-free.
10.2    Termination for Breach.
10.2.1    Material Breach. This Agreement may be terminated by a Party for the material breach by the other Party of this Agreement provided that the breaching Party has not cured such breach within [***] days after the date of written notice to the breaching Party of such breach (or [***] days in the case of a breach as a result of non-payment of any amounts due under this Agreement) (the “Cure Period”), which notice shall describe such breach in reasonable detail and shall state the non-breaching Party's intention to terminate this Agreement. For clarity, but subject to Section 10.2.2, the Cure Period for any allegation made as to a material breach under this Agreement will run from the date that written notice was first provided to the breaching Party by the non-breaching Party. Any such termination of this Agreement under this Section 10.2.1 shall become effective at the end of the Cure Period, unless the breaching Party has cured such breach prior to the expiration of such Cure Period, or, if such breach is not susceptible to cure within the Cure Period, then such Cure Period shall be extended for an additional [***] days so long as the breaching Party continues to use commercially reasonable efforts to cure such material breach during such extension period. For the avoidance of doubt, termination of this Agreement pursuant to this Section 10.2.1 shall terminate the Master Collaboration Agreement solely with respect to the Licensed Program but shall not terminate the Master Collaboration Agreement with respect to any other Programs or any U.S. License Agreement or other Global License Agreement for any other Program.
10.2.2    Disagreement as to Material Breach. Notwithstanding Section 10.2.1, if the Parties in good faith disagree as to whether there has been a material breach of this Agreement pursuant to Section 10.2.1, then: (a) the Party that disputes that there has been a material breach may contest the allegation by referring such matter, within[***], for resolution to

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the Executive Officers, who shall meet promptly to discuss the matter and determine, within[***], whether or not a material breach has occurred pursuant to Section 10.2.1; provided that if the Executive Officers are unable to resolve such dispute within [***] period after it is referred to them, the matter will be resolved as provided in Section 11.8; (b) the relevant Cure Period with respect thereto will be tolled from the date the breaching Party notifies the non-breaching Party of such dispute and through the resolution of such dispute in accordance with the applicable provisions of this Agreement; (c) subject to Section 10.10, during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder; and (d) if it is ultimately determined that the breaching Party committed such material breach, then the breaching Party shall have the right to cure such material breach, after such determination, within the Cure Period (as may be extended in accordance with Section 10.2.1) which shall commence as of the date of such determination.
10.3    Voluntary Termination. Celgene may terminate this Agreement at will, in its sole discretion, in its entirety upon [***] days’ prior written notice to Prothena at any time.
10.4    Termination for Bankruptcy. If either Party makes a general assignment for the benefit of, or an arrangement or composition generally with, its creditors, appoints or suffers appointment of an examiner or of a receiver or trustee over all or substantially all of its property, passes a resolution for its winding up or files a petition under any bankruptcy or insolvency act or law or has any such petition filed against it which is not dismissed, discharged, bonded or stayed within [***] days after the filing thereof (each, an “Insolvency Event”), the other Party may terminate this Agreement in its entirety, effective immediately upon written notice to such Party, provided that, in connection therewith, the provisions of Section 6.5 shall apply.
10.5    [***] for Patent Challenge. Prothena shall have the right to [***] this Agreement upon written notice if Celgene or any Affiliate of Celgene challenges the validity, scope or enforceability of or otherwise opposes any Patent included in the Prothena IP that is licensed to Celgene under this Agreement, in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order). If a Sublicensee of Celgene with respect to any Prothena IP challenges the validity, scope or enforceability of or otherwise opposes any Patent included in such Prothena IP under which such Sublicensee is sublicensed, in each case through a formal proceeding (other than as may be necessary or reasonably required to assert a cross-claim or a counter-claim or to respond to a court request or order or administrative law, request or order) then Celgene shall, upon written notice from Prothena, [***] such sublicense.
10.6    Effects of Expiration or Termination; Additional Remedies.
10.6.1    Termination by Prothena Pursuant to Section 10.2, 10.4 or 10.5, or by Celgene Pursuant to Section 10.3 or Section 10.12. In the event this Agreement is terminated by Prothena pursuant to Section 10.2, 10.4 or 10.5, or by Celgene pursuant to Section 10.3, upon the effective date of such termination:

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(a)    the Master Collaboration Agreement (if not previously expired or terminated) shall also terminate automatically with respect to the Licensed Program (but not any other Program);
(b)    except as set forth in this Section 10.6.1, or Sections 10.8 or 10.9, all rights and licenses granted herein shall terminate;
(c)    any and all Collaboration Specific IP (as defined in the Master Collaboration Agreement), shall thereafter no longer be deemed to be Collaboration Specific IP;
(d)    each Party shall return or destroy all Confidential Information of the other Party as required by ARTICLE 7; and
(e)    notwithstanding the foregoing provisions of this Section 10.6.1, the licenses granted to Celgene hereunder shall survive for [***] following the effective date of termination in order for Celgene (and its Affiliates, Sublicensees and distributors), at Celgene’s discretion, during the [***] period immediately following the effective date of termination, to (i) finish or otherwise wind-down any ongoing Clinical Trials with respect to any Licensed Antibodies, Licensed Products or Diagnostic Products hereunder and (ii) finish and sell [***] any Licensed Antibodies, Licensed Products or Diagnostic Products remaining in inventory (provided that Celgene shall pay royalties on Annual Net Sales of such Licensed Products sold by Celgene during such period (provided that the applicable Royalty Term is still ongoing) as an to the extent Celgene would otherwise be required to pay such royalties as set forth in Section 5.2); provided that, for clarity, Celgene shall have no obligation to undertake such activities, in each case of (i) and (ii), as and to the extent determined by Celgene.
10.6.2    Termination by Celgene Pursuant to Section 10.2 or 10.4. In the event this Agreement is terminated by Celgene pursuant to Section 10.2 or 10.4, upon the effective date of such termination:
(a)    the Master Collaboration Agreement (if not previously expired or terminated) shall also terminate automatically with respect to the Licensed Program (but not any other Program);
(b)    except as set forth in this Section 10.6.2 or Sections 10.8 or 10.9, all rights and licenses granted herein shall terminate;
(c)    any and all Collaboration Specific IP shall thereafter no longer be deemed to be Collaboration Specific IP;
(d)    each Party shall return or destroy all Confidential Information of the other Party as required by ARTICLE 7; and
(e)    notwithstanding the foregoing provisions of this Section 10.6.2, the licenses granted to Celgene hereunder shall survive for [***] following the effective date of termination in order for Celgene (and its Affiliates, Sublicensees and distributors), at Celgene’s

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discretion, during the [***] period immediately following the effective date of termination, to (i) finish or otherwise wind-down any ongoing Clinical Trials with respect to any Licensed Antibodies, Licensed Products or Diagnostic Products hereunder and (ii) finish and sell [***] any Licensed Antibodies, Licensed Products or Diagnostic Products remaining in inventory (provided that Celgene shall pay royalties on Annual Net Sales of such Licensed Products sold by Celgene during such period (provided that the applicable Royalty Term is still ongoing) as an to the extent Celgene would otherwise be required to pay such royalties as set forth in Section 5.2); provided that, for clarity, Celgene shall have no obligation to undertake such activities, in each case of (i) and (ii), as and to the extent determined by Celgene.
10.7    Certain Additional Remedies of Celgene in Lieu of Termination. In the event that (i) Celgene notifies Prothena in writing of a material breach of this Agreement by Prothena, and (ii) Celgene would have the right to terminate this Agreement pursuant to Section 10.2, then in lieu of Celgene terminating pursuant to Section 10.2, and without limiting any other rights or remedies of Celgene, Celgene may elect to have this Agreement continue in full force and effect by providing written notice thereof to Prothena; provided, however, that if Celgene so elects to continue this Agreement,[***].
10.8    Prothena Reversion Antibodies. If this Agreement terminates, except for any termination by Celgene pursuant to Section 10.2 or 10.4, then the provisions of this Section 10.8 shall apply (and for the avoidance of doubt, the provisions of this Section 10.8 shall not apply in the case of termination by Celgene pursuant to Section 10.2 or 10.4).
10.8.1    Reversion.
(a)    All Licensed Program Antibodies that were the subject of Clinical Trials conducted by Celgene pursuant to this Agreement shall be automatically and immediately deemed “Prothena Reversion Antibodies”. For the avoidance of doubt, Prothena Reversion Antibodies exclude any and all Backup Antibodies.
(b)    Celgene shall grant and hereby grants to Prothena a non-exclusive, royalty-free, license in the Territory, with the right to grant sublicenses through multiple tiers, under any Patents and/or Know-How Controlled by Celgene or its Affiliates as of the termination effective date claiming or covering[***], into the Prothena Reversion Antibodies as they exist as of such termination effective date, solely as necessary to research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize Prothena Reversion Antibodies [***] in the Field in the Territory;[***].
(c)    Subject to the first sentence of this Section 10.8, (i) Celgene shall assign, and hereby assigns, to Prothena all right, title and interest in and to any Assigned Patents (if any), and (ii) in the event that Celgene or its Affiliates have[***], then, within [***] days of the effective date of termination, Celgene and Prothena shall enter into a license and assignment agreement pursuant to which (A) Celgene shall assign to Prothena all right, title and interest in and to such [***], (B) subject to Section 10.8.3 (including any non-exclusive license granted thereunder), (x)[***]. Either Party may, without waiving any remedy under this Agreement,

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seek from any court having jurisdiction any equitable relief, including any injunctive or provisional relief and specific performance to protect the rights or property of that Party under this Section 10.8.1(c).
10.8.2    Effects of Reversion. With respect to each Prothena Reversion Antibody:
(a)    Except to the extent not permitted pursuant to any agreements between Celgene and a Third Party, Celgene shall provide to Prothena, within a reasonable time, at Prothena's request (provided that such request was made within [***] days after the effective date of termination), subject to[***], copies of (i) [***] Clinical Trial data and results generated by or on behalf of Celgene or its Affiliates in the Development of Prothena Reversion Antibodies pursuant to this Agreement, and (ii) [***] relating to the manufacture of such Prothena Reversion Antibodies, excluding any documents relating to any proprietary cell lines, cell culture media and any know-how associated with such cell lines or cell culture media; in each case, to the extent in Celgene’s possession as of the termination effective date[***]. For clarity, Prothena shall have the right to use the foregoing material information and data solely in connection with the exercise of Prothena’s rights under Section 10.8.1;
(b)    Celgene shall transfer within a reasonable time to Prothena, at Prothena’s request (provided that such request was made within [***] days after the effective date of termination), [***],[***] Regulatory Filings [***] for the Prothena Reversion Antibodies [***] by Celgene or its Affiliates as of the termination effective date[***];
(c)    Celgene shall otherwise cooperate reasonably with Prothena to provide a transfer of the materials described in the foregoing provisions of this Section 10.8.2,[***];
(d)    As and to the extent a Third Party is Manufacturing such Prothena Reversion Antibody for Celgene or its Affiliate, Celgene shall use reasonable efforts, at Prothena’s request (provided that such request was made within [***] days after the effective date of termination)[***], to[***]. Additionally, at Prothena’s request (provided that such request was made within [***] days after the effective date of termination), Celgene shall transfer to Prothena [***] such Prothena Reversion Antibody owned by Celgene and then in Celgene’s possession, for a price equal to[***];
(e)    To the extent that Celgene or its Affiliate owns any trademark(s) and/or domain names that [***] a Prothena Reversion Antibody that [***] for the Commercialization of a Prothena Reversion Antibody (as[***], but not including any marks that include, in whole or part, any corporate name or logo of Celgene or its Affiliate), Prothena shall have the right to[***]. Prothena shall exercise such right by written notice to Celgene within [***] days after such Licensed Antibody or Licensed Product becomes a Prothena Reversion Antibody; and
(f)    If Celgene or its Affiliate has obtained a license from a Third Party and Prothena is a sublicensee under such license pursuant to Section 10.8.1, then[***].[***]. Notwithstanding the provisions of Section 10.8.1, Prothena shall not get a sublicense of any

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Third Party intellectual property pursuant to Section 10.8.1 unless such sublicense is allowed pursuant to and in accordance with the agreement between Celgene and such Third Party.
10.8.3    License to Reversion Backup Antibody. All Backup Antibodies that were (a) the subject of Clinical Trials conducted by Celgene pursuant to this Agreement, or (b) in the event no Backup Antibody has been the subject of Clinical Trials conducted by Celgene pursuant to this Agreement as of the applicable effective date of termination, the subject of pre-clinical studies by Celgene in the performance of Celgene Research Activities pursuant to this Agreement in which such Backup Antibody was tested against the Enabled Antibody Criteria, shall be automatically and immediately deemed “Reversion Backup Antibodies”. Upon Prothena’s written request provided within [***] days following the termination of this Agreement, the Parties shall discuss and negotiate in good faith commercially reasonable financial and other terms of a non-exclusive license in the Territory, with the right to grant sublicenses through multiple tiers, under any Patents and/or Know-How Controlled by Celgene or its Affiliates as of the termination effective date claiming or covering or constituting Celgene Antibody Know-How that was actually incorporated by Celgene, pursuant to its activities hereunder during the Term, into any Reversion Backup Antibody as such Reversion Backup Antibody exists as of such termination effective date, solely as necessary to research, Develop, Manufacture, use, import, offer for sale, sell, and Commercialize such Reversion Backup Antibody [***] in the Field in the Territory; [***].
10.9    Surviving Provisions.
10.9.1    Accrued Rights; Remedies. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of any Party prior to such termination or expiration, and any and all damages or remedies (whether in law or in equity) arising from any breach hereunder, each of which shall survive termination or expiration of this Agreement. Such termination or expiration shall not relieve any Party from obligations which are expressly indicated to survive termination or expiration of this Agreement. Except as otherwise expressly set forth in this Agreement, the termination provisions of this Article 10 are in addition to any other relief and remedies available to either Party under this Agreement and at Applicable Law.
10.9.2    Survival. Without limiting the provisions of Section 10.9.1, the rights and obligations of the Parties set forth in the following Sections and Articles of this Agreement shall survive the expiration or termination of this Agreement, in addition to those other terms and conditions that are expressly stated to survive termination or expiration of this Agreement: ARTICLE 1 (to the extent the definitions are used in other surviving provisions), Section 2.2.4 (in the case of expiration only), Section 2.6.5(a) (solely as to the last sentence therein) ARTICLE 5 (as to payment obligations accrued prior to the effectiveness of termination or expiration of this Agreement), Section 6.3, Section 6.4, Section 6.5, Section 6.6, Section 6.12 (solely if there is no U.S. License Agreement or other Global License Agreement covering the applicable Joint Patents), ARTICLE 7, Section 8.6, ARTICLE 9, Section 10.1.2, Section 10.6, Section 10.8, Section 10.9, Section 10.10, Section 10.11, Section 10.12 and ARTICLE 11.

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10.10    Milestone Payments. Notwithstanding anything to the contrary contained herein, in the event notice of termination of this Agreement is given prior to achievement of a given milestone set forth in Section 5.3 or 5.4, Celgene shall not be obligated to make any Regulatory Milestone Payment or Sales Milestone Payment to Prothena with respect to any milestone achieved following the notice of such termination.
10.11    Relationship to Other Agreements. Termination of this Agreement shall not affect in any way the terms or provisions of any other then-existing executed Global License Agreements or U.S. License Agreements.
10.12    Termination for Safety Reason. Either Party may suspend conduct of any Development activity delegated to a Party hereunder, and [***] further may terminate[***], upon written notice to the other Party based on a Safety Reason. In the event of such suspension or notice of termination for a Safety Reason, prior to the suspending or terminating Party providing written notice, each Party’s safety committee shall,[***]. The Party suspending the conduct of a Development activity for a Safety Reason shall be responsible, [***], for the suspension, and Celgene (or the applicable Affiliate or Sublicensee of Celgene) shall be responsible, [***], for the wind-down of any Development of the applicable Licensed Antibody or Licensed Product (including any Clinical Trials for the applicable Licensed Product being conducted by or on behalf of Celgene) and any Commercialization activities for the applicable Licensed Product. In the event of a termination under this Section 10.12, such termination shall become effective[***].[***]. Notwithstanding anything to the contrary in this Agreement, if Celgene (or any Affiliate or Sublicensee) terminates [***] for a Safety Reason, (a) the license granted [***] shall terminate and be of no effect as of the effective date of such termination; provided that, at the request of[***],[***] will enter into discussions with [***] about a license to [***] set forth in [***] but will not be obligated to grant a license to any such[***]; and (b) [***] shall not apply. For clarity, the Parties acknowledge and agree that, notwithstanding the terms set forth in the Form of U.S. License Agreement and Form of Global License Agreement attached to the Master Collaboration Agreement, any U.S. License Agreements and Global License Agreements entered into following the date hereof shall reflect the terms and conditions agreed upon in this Section 10.12.
ARTICLE 11
MISCELLANEOUS
11.1    Severability
. If any one or more of the terms or provisions of this Agreement is held by a court of competent jurisdiction to be void, invalid or unenforceable in any situation in any jurisdiction, such holding shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the invalid, void or unenforceable term or provision in any other situation or in any other jurisdiction, and the term or provision shall be considered severed from this Agreement solely for such situation and solely in such jurisdiction. If the final judgment of such court declares that any term or provision hereof is invalid, void or unenforceable, the Parties agree to (a) reduce the scope, duration, area or applicability of the term or provision or to delete

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specific words or phrases to the minimum extent necessary to cause such term or provision as so reduced or amended to be enforceable, and (b) make a good faith effort to replace any invalid, void or unenforceable term or provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.
11.2    Notices
. Any notice required or permitted to be given by this Agreement shall be in writing and in English and shall be (a) delivered by hand or by overnight courier with tracking capabilities, (b) mailed postage prepaid by first class, registered, or certified mail, or (c) delivered by facsimile followed by delivery via either of the methods set forth in Sections 11.2(a) and (b), in each case, addressed as set forth below unless changed by notice so given:
        If to Celgene:
    Celgene Switzerland LLC
c/o Bristol-Myers Squibb Company
Route 206 and Province Line Road
Princeton, NJ08543-4000
        Attention: [***]

    With a copy to:
    Bristol-Myers Squibb Company
Route 206 and Province Line Road
Princeton, NJ 08543-4000
Attention: [***]

    If to Prothena:
Prothena Biosciences Limited
77 Sir John Rogerson’s Quay, Block C
Grand Canal Docklands
Dublin 2, D02 VK60
Ireland
Attention: [***]
With copies to:

    Prothena Biosciences Inc
1800 Sierra Point Parkway
Brisbane, CA, 94005
U.S.A.
Attention: [***]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

Any such notice shall be deemed given on the date received, except any notice received after 5:30 p.m. (in the time zone of the receiving party) on a Business Day or received on a non-Business Day shall be deemed to have been received on the next Business Day. A Party may add, delete, or change the person or address to which notices should be sent at any time upon written notice delivered to the other Parties in accordance with this Section 11.2.
11.3    Force Majeure
. A Party shall not be liable for delay or failure in the performance of any of its obligations hereunder if such delay or failure is due to a cause beyond the reasonable control of such Party, including acts of God, fires, earthquakes, epidemics, pandemics ([***]), acts of war, terrorism, or civil unrest, or hurricane or other inclement weather (“Force Majeure”); provided, however, that the affected Party promptly notifies the other Party and further provided that the affected Party shall use its commercially reasonable efforts to avoid or remove such causes of non-performance and to mitigate the effect of such occurrence, and shall continue performance in accordance with the terms of this Agreement whenever such causes are removed. When such circumstances arise, the Parties shall negotiate in good faith any modifications of the terms of this Agreement that may be necessary or appropriate in order to arrive at an equitable solution.
11.4    Assignment.
11.4.1    Generally. Except as expressly permitted herein, this Agreement may not be assigned or transferred by any Party, nor may any Party assign or transfer any rights or obligations created by this Agreement, except as expressly permitted hereunder without the prior written consent of the other Party, which consent will not be unreasonably withheld.
11.4.2    Celgene. Notwithstanding the limitations in Section 11.4.1, and subject to Section 5.6.2 and the remaining provisions of this Section 11.4.2, Celgene may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, that Celgene shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets or that portion of its business pertaining to the subject matter of this Agreement.
11.4.3    Prothena. Notwithstanding the limitations in Section 11.4.1, and subject to Section 5.6.2 and the remaining provisions of this Section 11.4.3, Prothena may assign or transfer this Agreement, or any rights or obligations hereunder in whole or in part, to (a) one or more Affiliates (provided, however, Prothena shall remain fully and unconditionally liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate); or (b) its successor in interest in connection with its merger, consolidation, or sale of all or substantially all of its assets.
11.4.4    Intellectual Property of Acquiror. Notwithstanding anything to the contrary in this Agreement, if a Party undergoes a Change of Control with, or is otherwise acquired by a Third Party after the Effective Date, then with respect to any intellectual property

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

rights controlled by such Third Party or its Affiliates (other than one of the Parties to this Agreement or any of its Affiliates immediately prior to such transaction), such intellectual property rights shall not be included in the technology and intellectual property rights licensed to the other Party hereunder to the extent held immediately prior to such transaction by such Third Party or any of its Affiliates (other than the relevant Party to this Agreement or any of its Affiliates immediately prior to such transaction), and developed outside the scope of activities conducted with respect to the Collaboration, any Program, any U.S. License Agreement or any Global License Agreement. The Prothena IP shall also exclude any intellectual property developed or obtained by such Third Party or any of its Affiliates (other than Prothena or any of its Affiliates immediately prior to such transaction); provided that, (a) such intellectual property is developed independently of the activities under this Agreement, the Collaboration, any Program, the Master Collaboration Agreement, any U.S. License Agreement or any Global License Agreement and without use of any Prothena Licensed Collaboration IP, the Licensed Target, any Licensed Antibody or any Licensed Product (including the composition of matter or method of use thereof), or any Licensed Program IP, Joint Program IP, Joint Know-How or Joint Patents or any Celgene IP or any Celgene Antibody IP or any Confidential Information of Celgene, (b) Prothena and its Affiliates put in place firewalls and other protections to ensure that the foregoing are not used, which firewalls and other protections must be approved in advance by Celgene, with such approval not to be unreasonably withheld and (c) no personnel who are conducting any activities pursuant to this Agreement, the Master Collaboration Agreement, or any U.S. License Agreement or any Global License Agreement are involved in the conduct of the activities pursuant to which such intellectual property is developed or used.
11.4.5    All Other Assignments Null and Void. The terms of this Agreement will be binding upon and will inure to the benefit of the successors, heirs, administrators and permitted assigns of the applicable Party. Any purported assignment in violation of this Section 11.4 will be null and void ab initio.
11.5    Change of Control and Other Acquisition Transactions of[***].
11.5.1    Notwithstanding anything to the contrary in this Agreement, the Master Collaboration Agreement, or any other U.S. License Agreement or Global License Agreement (whether the Acquisition Transaction is completed prior to or following execution thereof), (each, a “Transaction Agreement”), if, following the Effective Date, [***] undergoes a Change of Control with, or is otherwise acquired (whether by merger or acquisition of all or substantially all of its shares or assets) by a Third Party (an “Acquisition Transaction”), and as of the date of such Acquisition Transaction or any time thereafter, such Third Party or any of its Affiliates [***] owns or has or obtains rights to [***] that, following such Acquisition Transaction, [***].
11.5.2    Without limiting Section 11.5.1 of this Agreement: [***]
11.5.3    Personnel. For purposes of Section 11.4.4 of this Agreement, Section 12.4.4 of the Master Collaboration Agreement, Sections 4.4, 4.5.2 and 11.4.4 of the Form of Global License Agreement attached to the Master Collaboration Agreement, and Sections 4.4

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and 11.4.4 of the Form of U.S. License Agreement attached to the Master Collaboration Agreement, [***].
11.5.4    New Transaction Agreements. For clarity, the Parties acknowledge and agree that, notwithstanding the terms set forth in the Form of U.S. License Agreement and Form of Global License Agreement attached to the Master Collaboration Agreement, any U.S. License Agreements and Global License Agreements entered into following the date hereof shall reflect the terms and conditions agreed upon in this Section 11.5.
11.6    Waivers and Modifications. The failure of any Party to insist on the performance of any obligation hereunder shall not be deemed to be a waiver of such obligation. Waiver of any breach of any provision hereof shall not be deemed to be a waiver of any other breach of such provision or any other provision on such occasion or any succeeding occasion. No waiver, modification, release, or amendment of any obligation under or provision of this Agreement shall be valid or effective unless in writing and signed by the Parties.
11.7    WAIVER OF JURY TRIAL. EXCEPT AS LIMITED BY APPLICABLE LAW, EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE AND ENFORCEMENT HEREOF.
11.8    Choice of Law; Dispute Resolution.
11.8.1    Choice of Law. This Agreement shall be governed by, enforced and construed in accordance with the laws of the State of New York without reference to any rules of conflict of laws or renvoi and excluding the United Nations Convention on Contracts for the International Sales of Goods; provided, however, that with respect to matters involving the validity or infringement of intellectual property rights in a given country, such matter may be brought in the applicable country (in accordance with Section 11.8.3) and the Applicable Laws of the applicable country shall apply (subject to Section 6.6.1).
11.8.2    Exclusive Dispute Resolution Mechanism. The Parties agree that the procedures set forth in Section 11.8.3 will be the exclusive mechanism for resolving any dispute (whether in contract, tort or otherwise), controversy or claim between the Parties arising out of or in connection with this Agreement, any Party’s rights or obligations under this Agreement, breach of this Agreement or the transactions contemplated by this Agreement (each, a “Dispute”); provided that decisions that are subject to the decision making authority of a given Party, as expressly set forth in this Agreement, will not be subject to the provisions of Section 11.8.3 so long as such decisions are made in accordance with this Agreement.
11.8.3    Jurisdiction.
(a)    Except as otherwise set forth in this Section 11.8.3, the sole jurisdiction and venue for all actions, suits and proceedings arising out of any Dispute (except in

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

respect of an Excluded Claim, where jurisdiction is non-exclusive) will be the state and federal courts located in the Borough of Manhattan in New York, New York, USA. Each Party hereby irrevocably and unconditionally (a) consents to submit to the exclusive jurisdiction of the state and federal courts located in the Borough of Manhattan in New York, New York, USA for any action, suit or proceeding arising out of such Dispute, and (b) waives any objection to the laying of venue of any action, suit or proceeding arising out of such Dispute in the state and federal courts of the Borough of Manhattan in New York, New York, USA and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of the Parties agrees that process may be served upon it in the manner specified in Section 11.2 and irrevocably waives and covenants not to assert or plead any objection which it might otherwise have to such jurisdiction, or to such manner of service of process. It shall be a condition precedent to the commencement of any action in court or other tribunal (save an action for an interim injunction or provisional relief) in respect of any Dispute relating to this Agreement that the Parties have sought to resolve the Dispute by either Party notifying the other Party in writing for resolution to the Executive Officers who shall meet (whether in person or via teleconference) within [***] Business Days of such notice to seek resolution in good faith. If the Executive Officers are unable to resolve the Dispute at such meeting, either Party may pursue any remedy available to such Party at law or in equity, subject to the terms and conditions of this Agreement, including this Section 11.8.3.
(b)    Notwithstanding the provisions of Section 11.8.3(a), either Party may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any equitable relief, including any injunctive or provisional relief and specific performance to protect the rights or property of that Party. Such remedies will not be deemed to be the exclusive remedies for a breach of this Agreement but will be in addition to all other remedies available at law or equity. In addition, notwithstanding the provisions of Section 11.8.3(a) either Party may bring an action in any court having jurisdiction to enforce an award rendered pursuant to Section 11.8.3(a).
(c)    Until final resolution of the dispute through judicial determination, (i) this Agreement will remain in full force and effect and (ii) the time periods for cure as to any termination will be tolled. The Parties further agree that any payments made pursuant to this Agreement pending resolution of the dispute shall be refunded if a court determines that such payments are not due.
(d)    As used in this Section 11.8, the term “Excluded Claim” means a dispute, controversy or claim that concerns (i) the validity or infringement of a Patent, trademark or copyright, or (ii) any antitrust, anti-monopoly or competition law or regulation, whether or not statutory.
11.9    Relationship of the Parties. Prothena and Celgene are independent contractors under this Agreement. Nothing contained herein is intended or is to be construed so as to constitute (a) Prothena as a partner, agent, or joint venturer of Celgene or (b) Celgene as a partner, agent or joint venturer of Prothena. Neither Prothena nor Celgene, respectively, shall have any express or implied right or authority to assume or create any obligations on behalf of or

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in the name of Celgene or Prothena, respectively, or to bind Celgene or Prothena, respectively, to any contract, agreement, or undertaking with any Third Party.
11.10    Third Party Beneficiaries. There are no express or implied Third Party beneficiaries hereunder. The provisions of this Agreement are for the exclusive benefit of the Parties, and no other person or entity shall have any right or claim against any Party by reason of these provisions or be entitled to enforce any of these provisions against any Party.
11.11    Entire Agreement. This Agreement, together with the attached Exhibits and Schedules, and the Master Collaboration Agreement, the Letter Agreements, and the Side Letter Agreement, contains the entire agreement by the Parties with respect to the subject matter hereof and supersedes any prior express or implied agreements, understandings and representations, either oral or written, which may have related to the subject matter hereof in any way, including any and all term sheets relating to the transactions contemplated by this Agreement and exchanged between the Parties prior to the Effective Date. In the event of a conflict between the provisions of this Agreement, the Letter Agreements, the Side Letter Agreement, and the Master Collaboration Agreement with respect to the Licensed Program, the provisions of this Agreement shall control.
11.12    Counterparts
. This Agreement may be executed in counterparts with the same effect as if both Parties had signed the same document. All such counterparts shall be deemed an original, shall be construed together, and shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a fax machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party hereto shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each Party forever waives any such defense, except to the extent that such defense relates to lack of authenticity.
11.13    Equitable Relief
; Cumulative Remedies. Notwithstanding anything to the contrary herein, the Parties shall be entitled to seek equitable relief, including injunction and specific performance, as a remedy for any breach of this Agreement. Such remedies shall not be deemed to be the exclusive remedies for a breach of this Agreement but shall be in addition to all other remedies available at law or equity. The Parties further agree not to raise as a defense or objection to the request or granting of such relief that any breach of this Agreement is or would be compensable by an award of money damages. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under Applicable Law.

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11.14    Interpretation.
11.14.1    Generally. This Agreement has been diligently reviewed by and negotiated by and among the Parties, and in such negotiations each of the Parties has been represented by competent (in-house or external) counsel, and the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.
11.14.2    Definitions; Interpretation. The definitions of the terms herein shall apply equally to the singular and plural forms of the terms defined and where a word or phrase is defined herein, each of its other grammatical forms shall have a corresponding meaning. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine, and neuter forms. The word “will” shall be construed to have the same meaning and effect as the word “shall.” The word “any” shall mean “any and all” unless otherwise clearly indicated by context. The words “including,” “includes,” “include,” “for example,” and “e.g.” and words of similar import will be deemed to be followed by the words “without limitation.” The word “or” is disjunctive but not necessarily exclusive. The words “hereof,” “herein” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement. Unless the context requires otherwise or otherwise specifically provided, (i) all references herein to Articles, Sections, Schedules or Exhibits shall be construed to refer to Articles, Sections, Schedules and Exhibits of this Agreement and (ii) reference in any Section to any subclauses are references to such subclauses of such Section.
11.14.3    Subsequent Events. Unless the context requires otherwise, (i) any definition of or reference to any agreement, instrument, or other document herein shall be construed as referring to such agreement, instrument, or other document as from time to time amended, supplemented, or otherwise modified (subject to any restrictions on such amendments, supplements, or modifications set forth herein), (ii) any reference to any Applicable Law herein shall be construed as referring to such Applicable Law as from time to time enacted, repealed, or amended, and (iii) any reference herein to any Person shall be construed to include the Person’s successors and assigns (subject to Section 11.4).
11.14.4    Headings. Headings, captions and the table of contents are for convenience only and are not to be used in the interpretation of this Agreement.
11.14.5    Prior Drafts. No prior draft of this Agreement nor any course of performance or course of dealing shall be used in the interpretation or construction of this Agreement.

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11.14.6    Independent Significance. Although the same or similar subject matters may be addressed in different provisions of this Agreement, the Parties intend that, except as reasonably apparent on the face of the Agreement or as expressly provided in this Agreement, each such provision shall be read separately, be given independent significance and not be construed as limiting any other provision of this Agreement (whether or not more general or more specific in scope, substance or content).
11.15    Further Assurances. Each Party shall execute, acknowledge and deliver such further instruments, and do all such other ministerial, administrative or similar acts, as may be reasonably necessary or appropriate in order to carry out the expressly stated purposes and the clear intent of this Agreement.
11.16    Extension to Affiliates. Subject to Sections 5.5.2 and 11.4, Celgene shall have the right to extend the rights, licenses, immunities and obligations granted in this Agreement to one or more of its Affiliates. All applicable terms and provisions of this Agreement shall apply to any such Affiliate to which this Agreement has been extended to the same extent as such terms and provisions apply to Celgene. Celgene shall remain fully liable for any acts or omissions of such Affiliates.
11.17    Financial Transparency. Prothena acknowledges that Celgene is subject to applicable laws related to the collection and reporting of any payments or transfers of value to certain healthcare providers and teaching hospitals (collectively, “Financial Transparency Laws”), which include, without limitation, relevant provisions of the Affordable Care Act of 2010 and its implementing regulations for the United States along with similar laws and regulations in other countries. Prothena shall reasonably cooperate with Celgene, at Celgene’ cost for Prothena’s reasonable expenses, in its compliance with Financial Transparency Laws and promptly provide any information reasonably requested by Celgene in connection with this Agreement in a mutually agreed upon format to the extent reasonably necessary for Celgene to comply with its obligations under the Financial Transparency Laws. Celgene shall have the right to allocate payments or other transfers of value in connection with this Agreement in any required reporting under Financial Transparency Laws in accordance with its normal business practices.
[Signature Page Follows]

IN WITNESS WHEREOF, and intending to be legally bound hereby, the Parties have caused this GLOBAL LICENSE AGREEMENT to be executed by their respective duly authorized officers as of the Effective Date.

PROTHENA BIOSCIENCES LIMITED	CELGENE SWITZERLAND LLC

By: /s/ [Name]	By: /s/ [Name]

Name: /s/ [Name]	Name: /s/ [Name]

Title: [Title]	Title: Authorized Signatory

[Signature Page to Global License Agreement]

Schedule 1.32
Enabled Antibody Criteria
[***]

[Schedule 1.32 to Global License Agreement]

Schedule 1.38
Existing IND
US IND Number 168836, filed on November 17, 2023

[Schedule 1.38 to Global License Agreement]

Schedule 1.39
Existing Program Agreements
[***]
[Schedule 1.39 to Global License Agreement]

Schedule 1.50
In-License Agreements and Other Third Party Agreements
1.    [***]

[Schedule 1.50 to Global License Agreement]

Schedule 1.55
Licensed Program Antibodies
[***]

[Schedule 1.55 to Global License Agreement]

Schedule 1.57(b)
Licensed Program Patents
[***]

[Schedule 1.57(b) to Global License Agreement]

Schedule 1.59
Licensed Target

[***]

[Schedule 1.59 to Global License Agreement]

Schedule 1.74
Prothena Licensed Collaboration Patents
[***]

[Schedule 1.74 to Global License Agreement]

Schedule 1.76
Prothena Platform Technology
[***]

[Schedule 1.76 to Global License Agreement]

Schedule 2.1.2(a)
Celgene Research Plan
[***]
a.
[Schedule 2.1.2(a) to Global License Agreement]

Schedule 2.1.2(c)

Prothena Materials
[***]
[Schedule 2.1.2(c) to Global License Agreement]

Schedule 2.2.1(a)(ii)
PRX019 Phase 1 Framework
[***]

[Schedule 2.2.1(a)(ii) to Global License Agreement]

Schedule 5.2.4
Example Calculation
[***]
[Schedule 5.2.4 to Global License Agreement]

Schedule 8.2
Exceptions to Prothena Representations and Warranties
[***]

[Schedule 8.2 to Global License Agreement]

Schedule 8.4
Exceptions to Celgene Representations and Warranties
[***]